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                                                                   EXHIBIT 10.36

                          PLEDGE AND SECURITY AGREEMENT

                         DATED AS OF DECEMBER 19, 2003

                                     BETWEEN

                        EACH OF THE GRANTORS PARTY HERETO

                                       AND

                       DEUTSCHE BANK AG, NEW YORK BRANCH

                             AS THE COLLATERAL AGENT

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                                TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS; GRANT OF SECURITY ...............................................              1
   1.1               GENERAL DEFINITIONS .................................................              1
   1.2               DEFINITIONS; INTERPRETATION .........................................              6

SECTION 2.  GRANT OF SECURITY ............................................................              7
   2.1               GRANT OF SECURITY ...................................................              7
   2.2               CERTAIN LIMITED EXCLUSIONS ..........................................              7

SECTION 3.  SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE .............................              8
   3.1               SECURITY FOR OBLIGATIONS ............................................              8
   3.2               CONTINUING LIABILITY UNDER COLLATERAL ...............................              8

SECTION 4.  REPRESENTATIONS AND WARRANTIES AND COVENANTS .................................              9
   4.1               GENERALLY ...........................................................              9
   4.2               EQUIPMENT AND INVENTORY .............................................             10
   4.3               RECEIVABLES .........................................................             10
   4.4               INVESTMENT RELATED PROPERTY .........................................             12
   4.5               [RESERVED.] .........................................................             15
   4.6               LETTER OF CREDIT RIGHTS .............................................             15
   4.7               INTELLECTUAL PROPERTY ...............................................             16
   4.8               COMMERCIAL TORT CLAIMS ..............................................             16

SECTION 5.  ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
ADDITIONAL GRANTORS ......................................................................             16
   5.1               FURTHER ASSURANCES ..................................................             16
   5.2               ADDITIONAL GRANTORS. ................................................             17

SECTION 6.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT ..................................             18
   6.1               POWER OF ATTORNEY ...................................................             18
   6.2               NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES ..........             19

SECTION 7.  REMEDIES .....................................................................             19
   7.1               GENERALLY ...........................................................             19
   7.2               APPLICATION OF PROCEEDS .............................................             20
   7.3               SALES ON CREDIT .....................................................             21
   7.4               DEPOSIT ACCOUNTS ....................................................             21
   7.5               INVESTMENT RELATED PROPERTY .........................................             21
   7.6               INTELLECTUAL PROPERTY ...............................................             21
   7.7               CASH PROCEEDS .......................................................             23

SECTION 8.  COLLATERAL AGENT .............................................................             23

SECTION 9.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS ..............................             24

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERF0RM ...............................             24
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SECTION 11. MISCELLANEOUS. ................................................................            25

SCHEDULE 4.1 -- GENERAL INFORMATION

SCHEDULE 4.2 -- LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 -- INVESTMENT RELATED PROPERTY

SCHEDULE 4.6 -- DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 -- INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8 -- COMMERCIAL TORT CLAIMS

EXHIBIT A - PLEDGE SUPPLEMENT

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                  This PLEDGE AND SECURITY AGREEMENT, dated as of December 19,
2003 (this "AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and Deutsche Bank AG, New York Branch, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "COLLATERAL AGENT").

                                    RECITALS:

         WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of December 19,2003 (the "CREDIT AGREEMENT"), is entered into by and among THL BEDDING COMPANY, a Delaware corporation ("COMPANY"), THL-SC BEDDING COMPANY, a Delaware corporation ("HOLDINGS"), and CERTAIN SUBSIDIARIES OF COMPANY PARTY HERETO, as Guarantors, GOLDMAN SACHS CREDIT PARTNERS L.P., as sole bookrunner, joint lead arranger and as co-syndication agent, THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES THERETO (together with each such institution's successors and permitted assigns, each a "LENDER"), UBS SECURITIES LLC, as joint lead arranger and co-syndication agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent for Lenders (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent;

         WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements (as therein defined) with one or more Lender Counterparties (as therein defined);

         WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

         1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

                  "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

                  "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

                  "ACQUISITION CORP." shall have the meaning set forth in the recitals.

                  "ADDITIONAL GRANTORS" shall have the meaning assigned in
Section 5.2.

                  "AGREEMENT" shall have the meaning set forth in the preamble.

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                  "CASH PROCEEDS" shall have the meaning assigned in Section
7.7.

                  "CHATTEL PAPER" shall mean all "chattel paper" as defined in
Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

                  "COLLATERAL" shall have the meaning assigned in Section 2.1.

                  "COLLATERAL ACCOUNT" shall mean any account established by the Collateral Agent.

                  "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

                  "COLLATERAL RECORDS" shall mean books, Records, other records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing for the benefit of any Grantor any Collateral and shall include any security agreement or other agreement granting a Lien in such real or personal property.

                  "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

                  "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "COMPANY" shall have the meaning set forth in the recitals.

                  "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

                  "COPYRIGHTS" shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

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                  "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Deposit Accounts".

                  "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

                  "EQUIPMENT" shall mean: all "equipment" as defined in Article 9 of the UCC.

                  "EXCLUDED ASSETS" shall have the meaning set forth in Section 2.2.

                  "GENERAL INTANGIBLES" shall mean all "general intangibles" as defined in Article 9 of the UCC, including "payment intangibles" also as defined in Article 9 of the UCC.

                  "GOODS" shall mean all "goods" as defined in Article 9 of the UCC.

                  "GRANTORS" shall have the meaning set forth in the preamble.

                  "HOLDINGS" shall have the meaning set forth in the recitals.

                  "INSTRUMENTS" shall mean all "instruments" as defined in
Article 9 of the UCC.

                  "INSURANCE" shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof).

                  "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

                  "INVENTORY" shall mean all "inventory" as defined in Article 9 of the UCC.

                  "INVESTMENT ACCOUNTS" shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

                  "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

                  "LENDER" shall have the meaning set forth in the recitals.

                  "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

                  "MONEY" shall mean "money" as defined in the UCC (other than trust funds and payroll funds).

                  "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

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                  "PATENTS" shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (ii) all rights corresponding thereto throughout the world, (ii) all inventions and improvements described therein, (iv) all rights to sue for past, present and future infringements thereof, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

                  "PLEDGED COLLATERAL" means the Pledged Debt and Pledged Equity Interests.

                  "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

                  "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

                  "PLEDGED LLC INTERESTS" shall mean all interests in any Subsidiary of a Grantor which is a limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

                  "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any Subsidiary of a Grantor which is a general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

                  "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor in any Subsidiary of such Grantor which is a corporation, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule

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may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust which is a Subsidiary of a Grantor including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

                  "PROCEEDS" shall mean: all "proceeds" as defined in Article 9 of the UCC.

                  "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Collateral Records.

                  "RECORD" shall have the meaning specified in Article 9 of the UCC.

                  "SECURED OBLIGATIONS" shall have the meaning assigned in
Section 3.1.

                  "SECURED PARTIES" shall mean the Lenders and the Lender Counterparties and shall include, without limitation, all former Lenders and Lender Counterparties to the extent that any Secured Obligations owing to such Persons were incurred while such Persons were Lenders or Lender Counterparties and such Secured Obligations have not been paid or satisfied in full.

                  "SECURITIES" shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

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                  "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

                  "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

                  "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and
(ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

                  "TRADEMARKS" shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

                  "UNITED STATES" shall mean the United States of America.

         1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to"

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or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

         2.1 GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent a security interest in and lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Documents;

                  (d)      General Intangibles;

                  (e)      Goods;

                  (f)      Instruments;

                  (g)      Insurance;

                  (h)      Intellectual Property;

                  (i)      Investment Related Property;

                  (j)      Letter of Credit Rights;

                  (k)      Money;

                  (l)      Receivables;

                  (m)      Commercial Tort Claims;

                  (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                  (0) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest and lien granted under
Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall

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constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406,9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other then-applicable law (including the Bankruptcy
Code) or principles of equity), provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall no longer be effective and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clause (i) or (ii) above; or (b) in any of the outstanding equity securities of a directly owned Foreign Subsidiary of such Grantor in excess of 65% of the voting power of all classes of capital stock of such directly owned Foreign Subsidiary of such Grantor entitled to vote, (c) in any of the outstanding equity securities of any indirectly owned Foreign Subsidiary of such Grantor (together with any other Grantor) or (d) any interest of any Grantor in the fractional ownership interests held or acquired by such Grantor in a jet airplane pursuant to an agreement with Net Jet Sales, Inc. (the "NET JET INTERESTS") or (e) any assets of any Foreign Subsidiary (the assets described in clauses (a) through (e) hereof collectively, the "EXCLUDED
ASSETS"); provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Foreign Subsidiary without adverse tax consequences (in the reasonable judgment of such Grantor), the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each directly owned Foreign Subsidiary of such Grantor.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

         3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (and any successor provision thereof)), of (a) with respect to the Company, all of the Obligations of the Company and (b) with respect to each other Grantor, all of the Guaranteed Obligations of such Grantor (the "SECURED OBLIGATIONS").

         3.2 CONTINUING LIABILITY UNDER COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party,
(ii) each Grantor shall remain liable under each of the agreements included in the Collateral to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

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SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         4.1      GENERALLY.

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date:

                           (i) it has indicated on Schedule 4.1(A): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person);

                           (ii) except in connection with the Acquisition and the Mergers, the full legal name of such Grantor is as set forth on
         Schedule 4.1(A) and it has not done in the last five (5)years, and does not do, business under any other legal name except for those names set forth on Schedule 4.1(B);

                           (iii) except in connection with the Acquisition and the Mergers as provided on Schedule 4.1(C), it has not changed its name or jurisdiction of organization within the past two (2) years;

                           (iv) upon the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time) and the other filings delivered by each Grantor, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral to the extent such a Lien may be perfected by the filing of a financing statement under the UCC; and

                           (v)      no authorization, Governmental
         Authorization, approval or other action by, and no notice to or filing with, any regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (iv) above and those in connection with perfecting security interests in Intellectual Property, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) those required by the Assignment of Claims Act or any similar state statute; provided that the aggregate amount of all such Receivables referred to in this clause (C) does not exceed $2,000,000.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall not change such Grantor's name, type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules with respect to such changes, at least five (5) days prior to any such change, identifying such new
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jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby or pursuant to the other Credit Documents.

         4.2      EQUIPMENT AND INVENTORY.

                  (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date, all of the Equipment and Inventory (other than Equipment and Inventory pertaining to the Retail Business) included in the Collateral is kept only at the locations specified in Schedule 4.2 (or is in transit thereto).

                  (b) Covenants and Agreements. Each Grantor covenants and agrees that:

                           (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent in accordance with Section 5.1(m) of the Credit Agreement a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules with respect to such changes, within thirty (30) days after any change in locations, identifying such new locations (other than any locations with respect to the Retail Business) and providing such other information in connection therewith as the Collateral Agent may reasonably request;

                           (ii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person (other than the Collateral Agent) other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent; and

                           (iii) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof (other than with respect to the Net Jet Interests), upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $2,000,000 individually and $15,000,000 in the aggregate and (B) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

         4.3      RECEIVABLES.

                  (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date:

                           (i) each Receivable (a) is to the knowledge of Grantor, valid and binding obligation of the Account Debtor in respect thereof, (b) is and will be enforceable in accordance with its terms, provided that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting

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         creditors' rights generally, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) which could reasonably be expected to have a Material Adverse Effect; and

                           (ii)     no Receivable is evidenced by, or
         constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).

                  (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:

                           (i) it shall perform in all material respects all of its obligations with respect to the Receivables;

                           (ii) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect; and

                           (iii) at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and (2) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

                  (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $2,000,000 individually or $15,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause originally executed copies thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank to the extent necessary to comply with the limitations set forth herein pursuant to Section 5.1 (m) of the Credit Agreement with respect to such Chattel Paper or Investments acquired during the prior month. With respect to any Receivables in excess of $2,000,000 individually or $15,000,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control in accordance with Section 5.1 (m) of the Credit Agreement over such Receivables (within the meaning of Section 9-105 of the UCC) to the extent necessary to comply with the limitations set forth herein with respect to such electronic Chattel Paper acquired during the prior Fiscal Quarter. Each Grantor shall not deliver to or give control to any third party (other

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than the Collateral Agent) any Receivable that is evidenced by, or constitutes
Chattel Paper or Instruments.

         4.4      INVESTMENT RELATED PROPERTY

                  4.4.1    INVESTMENT RELATED PROPERTY GENERALLY

                  (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                           (i) in the event it acquires rights in any Pledged Collateral (other than any Excluded Assets) after the date hereof it shall deliver, in accordance with Section 5.l(m) of the Credit Agreement, to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules with respect thereto, reflecting such new Pledged Collateral and all other Pledged Collateral. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

                           (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then such dividends, interest or distributions and securities or other property (other than any Excluded Assets) shall be included in the definition of Collateral without further action. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain (x) all cash dividends and distributions paid by the issuer and all scheduled payments of interest and (y) all dividends, interest or distributions in connection with an Asset Sale conducted pursuant to a merger, consolidation, liquidation or dissolution; and

                           (iii) it consents to the grant by each other Grantor of a Security Interest in all Investment Related Property consisting of its Securities to the Collateral Agent.

                  (b) Delivery and Control. With respect to any Investment Related Property (other than any Excluded Assets) that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC.

                  (c)      Voting and Distributions.

                  So long as no Event of Default shall have occurred and be continuing:

                           (i) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain

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         from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Equity Interests for, or such Grantor's consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4.1(c)(i);

         (1) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (i) above; and

         (2)      Upon the occurrence and during the continuation of an Event of
                  Default:

                  (A) upon (i) receipt of written notice so proscribing from the Collateral Agent exercising its rights under this Section by a Grantor or (ii) notice so proscribing from any Grantor to Collateral Agent or a Secured Party, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

                  (B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) the each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

                  4.4.2    PLEDGED EQUITY INTERESTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date:

                           (i) Schedule 4.4(A) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity

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         Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

                           (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens;

                           (iii) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof; and

                           (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property issued by the former to the latter to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest issued by it to the Collateral Agent or its nominee following the occurrence and continuance of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

                  4.4.3    PLEDGED DEBT

                           Representations and Warranties. Each Grantor hereby
represents and warrants, on the Closing Date and each Credit Extension Date, that as of the Closing Date, Schedule 4.4 sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor and, to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness.

                  4.4.4    INVESTMENT ACCOUNTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Extension Date, that as of the Closing Date:

                           (i) Schedule 4.4 hereto sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant thereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

                           (ii) Schedule 4.4 hereto sets forth under the headings "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has

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         not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant thereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

                           (iii) it has taken all actions necessary or desirable, including those specified in Section 4.4.4(b), to establish Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities.

                  (b)      Delivery and Control

         In addition to the foregoing, if any issuer of any Pledged Equity Interests is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Pledged Equity Interests for certificates or instruments of smaller or larger denominations.

         4.5      [RESERVED.]

         4.6      LETTER OF CREDIT RIGHTS.

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date:

                           (i) all letters of credit with amounts available to be drawn thereunder in excess of $2,000,000 individually or $15,000,000 in the aggregate (collectively a "MATERIAL LETTER OF CREDIT") for which such Grantor is the beneficiary is listed on
         Schedule 4.6 hereto; and

                           (ii) it has used all commercially reasonable efforts to obtain the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall use all commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver in accordance with Section 5.1
(m) of the Credit Agreement to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules with respect thereto.

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         4.7      INTELLECTUAL PROPERTY.

                  (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date, Schedule 4.7 sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

                           (i) it shall report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering in accordance with Section 5.1
         (m) of the Credit Agreement to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules with respect thereto; and

                           (ii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent's interest in any part of the Intellectual Property, whether now owned or hereafter acquired.

         4.8      COMMERCIAL TORT CLAIMS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Extension Date, that as of the Closing Date, Schedule 4.8 sets forth all Commercial Tort Claims of each Grantor in excess of $2,000,000 individually or $15,000,000 in the aggregate; and

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $2,000,000 individually or $15,000,000 in the aggregate hereafter arising it shall deliver in accordance with Section 5.1 (m) of the Credit Agreement to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with Supplements to Schedules, identifying such new Commercial Tort Claims.

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

         5.1      FURTHER ASSURANCES.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to create and/or
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interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Notwithstanding the foregoing, other than as set forth in Section 4.6, in no event shall any Grantor be required to obtain the consent or other approval of any third party with respect to matters as to which perfection of the Collateral Agent's lien may only be perfected by such Person's consent or approval. Without limiting the generality of the foregoing, each Grantor shall:

                           (i)      file such financing or continuation
         statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

                           (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property in which said Intellectual Property is registered or in which an application for registration is pending in the United States Patent and Trademark Office and the United States Copyright Office, the various Secretaries of State; and

                           (iii) at the Collateral Agent's reasonable request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired."

                  (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

         5.2 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or

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becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

         6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints (until the Termination Date) the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

                  (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

                  (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

                  (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

                  (e) to prepare and file any UCC financing statements against such Grantor as debtor;

                  (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

                  (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

                  (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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Notwithstanding the foregoing, in no event shall the Collateral Agent exercise any powers granted to it pursuant to such power of attorney unless an Event of Default has occurred and is continuing.

         6.2 NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7. REMEDIES.

         7.1      GENERALLY.

                  (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                           (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

                           (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

                           (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

                           (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

                  (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the

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Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

                  (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                  (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

         7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any

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right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         7.3 SALES ON CREDIT. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

         7.4      DEPOSIT ACCOUNTS.

         If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account (other than funds constituting trust funds) or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account (other than funds constituting trust funds) to or for the benefit of the Collateral Agent.

         7.5      INVESTMENT RELATED PROPERTY.

         Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Equity Interests conducted without prior registration or qualification of such Pledged Equity Interests under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity Interests for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Equity Interests, upon written request, each Grantor shall and shall cause each issuer of any Pledged Equity Interests to be sold hereunder from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Pledged Equity Interests which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         7.6      INTELLECTUAL PROPERTY.

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of
Default:

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                           (i)      the Collateral Agent shall have the right
         (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10.3 of the Credit Agreement in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor's rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

                           (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent an absolute assignment of all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

                           (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

                           (iv) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

         (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

         (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon (other than in the ordinary course of business and consistent with past practice).

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the

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Collateral Agent of any rights, title and interests in and to the Intellectual
Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable and remain unpaid, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

                  (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable (until the Termination Date), nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

         7.7 CASH PROCEEDS. Upon the occurrence and during the continuance of an Event of Default and upon notice by the Collateral Agent to such Grantor, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, "CASH PROCEEDS") shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4,4(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be immediately delivered to the relevant Grantor together with any necessary endorsements and (ii) shall be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8. COLLATERAL AGENT.

         The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty
(30) days' prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and

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Collateral Agent signed by the Requisite Lenders holding more than 50% of the outstanding Commitments under the Credit Agreement. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days' notice to the Collateral Agent, following receipt of the Grantors' consent (which shall not be unreasonably withheld or delayed and which shall not be required while an Event of Default with respect to Sections 8.1(a), 8.1(f) and 8.1(g) of the Credit Agreement exists), to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

         This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the Termination Date, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination or the consummation of Asset Sales permitted under the Credit Agreement, the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination or such release of Collateral.

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

         The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent

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accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. During the continuance of any Event of Default, if any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11. MISCELLANEOUS.

         Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

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         IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    THL-SC BEDDING COMPANY

                                    By: /s/ Todd Abbrecht
                                        ----------------------------------------
                                    Name: Todd Abbrecht
                                    Title: Vice President, Treasurer and
                                           Assistant Secretary

                                    THL BEDDING COMPANY

                                    By: /s/ Todd Abbrecht
                                        ----------------------------------------
                                    Name: Todd Abbrecht
                                    Title: Vice President, Treasurer and
                                           Assistant Secretary

                                    SIMMONS HOLDINGS, INC.

                                    By: /s/ William S. Creekmuir
                                        ----------------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive VP, CFO, Assistant
                                               Treasurer and Assistant Secretary

                                    SIMMONS COMPANY

                                    By: /s/ William S. Creekmuir
                                        ----------------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive VP, CFO, Assistant
                                               Treasurer and Assistant Secretary

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                                  THE SIMMONS MANUFACTURING CO., LLC

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive VP, CFO, Assistant
                                             Treasurer and Assistant Secretary

                                  GALLERY CORP.

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive Vice President, Assistant
                                             Treasurer and Assistant Secretary

                                  WORLD OF SLEEP OUTLETS, LLC

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  WILLIAM S. CREEKMUIR
                                      Title: EXECUTIVE VP, CFO, ASSISTANT
                                             TREASURER AND ASSISTANT SECRETARY

                                  SIMMONS CONTRACT SALES, LLC

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive VP, CFO, Assistant
                                             Treasurer and Assistant Secretary

                                  WINDSOR BEDDING CO., LLC

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive VP, CFO, Assistant
                                             Treasurer and Assistant Secretary

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

                                  SC HOLDINGS, INC.

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive Vice President, Assistant
                                             Treasurer and Assistant Secretary

                                  SLEEP COUNTRY USA, INC.

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: Executive Vice President, Assistant
                                             Treasurer and Assistant Secretary

                                  DREAMWELL, LTD.

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: President and Assistant Treasurer

                                  SIMMONS CAPITAL MANAGEMENT, LLC

                                  By: /s/ William S. Creekmuir
                                      ------------------------------------------
                                      Name:  William S. Creekmuir
                                      Title: President and Assistant Treasurer

PLEDGE AND SECURITY AGREEMENT                                          EXECUTION
443475-New York Server 5A

                                 DEUTSCHE BANK AG, NEW YORK BRANCH
                                 as the Collateral Agent

                                 By: /s/ Mary Kay Coyle
                                     -------------------------------------------
                                     Name: Mary Kay Coyle
                                     Title: Managing Director

PLEDGE AND SECURITY AGREEMENT                                          EXECUTION
443475-New York Server 5A

                                                                    SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

                               GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                                            Chief Executive Office/Sole
                                      Type of         Jurisdiction of      Place of Business (or Residence
    Full Legal Name                 Organization       Organization        if Grantor is a Natural Person)      Organization I.D.#
    ---------------              ------------------   ---------------      -------------------------------      ------------------
THL-SC Bedding Company             Corporation         Delaware                One Concourse Parkway                3725636
(pre-Mergers)                                                                         Suite 800
                                                                                Atlanta, Georgia 30328

THL Bedding Company                 Corporation         Delaware                One Concourse Parkway                3731329
(pre-Mergers)                                                                         Suite 800
                                                                                Atlanta, Georgia 30328

Simmons Company                     Corporation         Delaware                One Concourse Parkway                2585475
(post-Mergers)                                                                        Suite 800
                                                                                Atlanta, Georgia 30328

The Simmons Manufacturing        limited liability      Delaware                One Concourse Parkway                3437867
Co., LLC                               company                                        Suite 800
                                                                                Atlanta, Georgia 30328

Gallery Corp.                       Corporation         Delaware                One Concourse Parkway                3144161
                                                                                      Suite 800
                                                                                Atlanta, Georgia 30328

World of Sleep Outlets, LLC       limited liability     Delaware                One Concourse Parkway                3427399
                                     company                                          Suite 800
                                                                                Atlanta, Georgia 30328

Simmons Contract Sales, LLC       limited liability     Delaware                One Concourse Parkway                3441727
                                      company                                         Suite 800
                                                                                Atlanta, Georgia 30328

Windsor Bedding Co., LLC         limited liability      Delaware               1900 Beaver Ridge Circle              3426384
                                      company                                     Norcross, GA 30071

SC Holdings, Inc.                   Corporation         Delaware                One Concourse Parkway                3146353
                                                                                      Suite 800
                                                                                Atlanta, Georgia 30328

Sleep Country USA, Inc.              Corporation        Delaware                 One Concourse Parkway                3139316
                                                                                      Suite 800
                                                                                Atlanta, Georgia 30328

Dreamwell, Ltd.                  limited liability       Nevada                 2325-B Renaissance Dr.             2001108020-V
                                      company                                          Suite 15
                                                                                 Las Vegas, NV 89119

Simmons Capital                  limited liability       Nevada                 2325-B Renaissance Dr.             2001092950-V
Management, LLC                       company                                          Suite 15
                                                                                 Las Vegas, NV 89119

(B) Other Legal Names under which each Grantor has conducted business for the past five (5) years:

  Existing Legal Name                                Prior Legal Name
  -------------------                                ----------------
THL-SC Bedding Company                          THL Bedding Holding Company

The Simmons Manufacturing Co., LLC              The Simmons Manufacturing Company, LLC

Sleep Country USA, Inc.                         SC US Acquisition Corp.

Windsor Bedding Co., LLC                        Coloumbia Beeding, LLC
                                                Coloumbia Beeding & Feather Co., LLC

Dreamwell, Ltd.                                 Dreamwell Ltd., LLC

(C) Changes in Name or Jurisdiction of Organization within the past two (2) years:

    Name of Grantor                       Date of Change                 Description of Change
    ---------------                       --------------                 ---------------------
THL-SC Bedding Company                   December 1, 2003            Changed name from THL Bedding
                                                                     Holding Company to THL-SC Bedding
                                                                     Company

The Simmons Manufacturing Co., LLC       December 20, 2001           Changed name from The Simmons
                                                                     Manufacturing Company, LLC to The
                                                                     Simmons Manufacturing Co., LLC

Windsor Bedding Co., LLC                 January 29, 2003            Changed name from Columbia Bedding,
                                          April 29, 2003             LLC to Columbia Bedding & Feather Co.,
                                                                     LLC and further changed name to
                                                                     Windsor Bedding Co., LLC

Dreamwell, Ltd.                           April 1, 2002              Changed name from Dreamwell Ltd., LLC
                                                                     to Dreamwell, Ltd.

(D)      Financing Statements:

       Name of Grantor                           Filing Jurisdiction(s)
       ---------------                           ----------------------
THL-SC Bedding Company                                   Delaware
THL Bedding Company                                      Delaware
The Simmons Manufacturing Co., LLC                       Delaware
Simmons Company                                          Delaware
Gallery Corp.                                            Delaware
World of Sleep Outlets, LLC                              Delaware
Simmons Contract Sales, LLC                              Delaware
Windsor Bedding Co., LLC                                 Delaware
SC Holdings, Inc.                                        Delaware
Sleep Country USA, Inc.                                  Delaware
Dreamwell, Ltd.                                          Nevada
Simmons Capital Management, LLC                          Nevada

                             Schedule 4.1 - Page 2

                                                                    SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor                                              Location of Equipment and Inventory
---------------                                              -----------------------------------
1. THE SIMMONS MANUFACTURING CO., LLC

Plants

   Atlanta Plant                                                    7131 Discovery Blvd.
                                                                    Mableton, GA 30126

   Charlotte Plant                                                  5100-R West W.T. Harris Blvd.
                                                                    Charlotte, NC 28269

   Columbus Plant                                                   3960 Brookham Drive
                                                                    Grove City, OH 43123

   Dallas Plant                                                     4255 Patriot Drive #100
                                                                    Grapevine, TX 76051

   Denver Plant                                                     17850 East 32nd Place
                                                                    Aurora, CO 80011

   Fredericksburg Plant                                             9601 Cosner Drive
                                                                    Frederickburg, VA 22408

   Hazelton Temporary Lease                                         543 Forest Road
                                                                    Humboldt Industrial Park
                                                                    Hazelton, PA

   Hazelton Plant                                                   580 Oak Ridge Road
   Planned to open in 2004.                                         Humboldt Industrial Park
   Currently no equipment or inventory                              Hazelton, PA
   at location.

   Honolulu Plant                                                   91-489 Komohana Street
                                                                    Kapolei, HI 96707

   Jacksonville Plant                                               540 Beautyrest Avenue
   Plant will cease operations on 12/15/03.                         Jacksonville, FL 32254
   All equipment & inventory will be
   removed as of 1/15/04.

   Kansas City Plant                                                7910 Hedge Lane Terrace
                                                                    Shawnee Mission, KS 66227

   Los Angeles Plant                                                20100 South Alameda Street
                                                                    Compton, CA 90220

   Phoenix Plant                                                    101 N. 104th Ave., Suite A
                                                                    Tolleson, AZ 85353

   Piscataway Plant                                                 365 S. Randolphville Rd.
                                                                    Piscataway, NJ 08854

   Salt Lake City Plant                                             1130 South 3800 West
                                                                    Salt Lake City, UT 84104

   San Leandro Plant                                                1700 Fairway Drive
                                                                    San Leandro, CA 94577

   Seattle Plant                                                    13605 52nd St. E #200
                                                                    Sumner, WA 98390

   Springfield Plant                                                320 Bowles Rd.
                                                                    Agawam, MA 01001

   Waycross Temporary Lease                                         2103 Memorial Drive
                                                                    Waycross, GA 31501

   Waycross Plant                                                   Waycross - Ware County Industrial Park
   Planned to open in 2004.                                         Waycross, GA
   Currently no equipment or inventory
   at location.

2. SIMMONS COMPANY

   Corporate Offices                                                One Concourse Pkwy, Suite 800
                                                                    Atlanta, GA 30328

   Gwinnett Corporate Lease                                         1856 Corporate Drive, Suite 105
   Document & equipment storage location.                           Gwinnett Corporate Center Business Park
                                                                    Norcross, GA

   Las Vegas World Mart                                             Space 525 & 519; Level 5
   Planned to open in 2005.                                         Bldg @ N.W. Corner of Bonneville Ave.
   Currently no equipment or                                        and Grand Central Pkwy.
   inventory at location.                                           Las Vegas, Nevada

   San Francisco Mart                                               Showroom 825
   (used for seasonal markets)                                      Mart 2
                                                                    8th Floor of Bldg. located @
                                                                    875 Stevenson St.
                                                                    San Francisco, CA

   SITE                                                             1900 Beaver Ridge Circle
                                                                    Norcross, GA 30071

                              Schedule 4.2 - Page 2

   Showfloor Lease @ Beaver Ruin                                    1895-C & 1985 D Beaver Ridge Circle
                                                                    Norcross, GA 30071

   Janesville Plant                                                 1809 Adel Street
   To be transferred to The SIMMONS                                 Janesville, WI 53547
   Manufacturing Co., LLC on 12-19-03.

   SUBLEASES

   A.  Dreamwell Sublease                                           Renaissance Office Park
                                                                    2325-B Renaissance Drive
                                                                    Las Vegas, NV 89119

   B. Simmons Capital Sublease                                      Renaissance Office Park
                                                                    Suite 15
                                                                    Las Vegas, NV 89119

                              Schedule 4.2 - Page 3

3. WORLD OF SLEEP OUTLETS, LLC RETAIL LOCATIONS

   EAST:

   710 Baltimore                                                    1717-B Whitehead Rd.
                                                                    Baltimore, MD 21207

   702 Chattahoochee                                                1335 Chattahoochee Ave.
                                                                    Atlanta, GA 30318

   713 Jacksonville                                                 5436 Blanding Blvd., Suite 5 & 6
                                                                    Jacksonville, FL 32210

   706 Jimmy Carter Blvd.                                           6290 Jimmy Carter Blvd., Suite 208
                                                                    Norcross, GA 30071

   709 Morgantown                                                   6180 Morgantown Rd. Box 207
                                                                    Morgantown, PA 19543

   743 Athens                                                       3531 Atlanta Hwy. Ste 106
                                                                    Athens, GA 30606

   750 Waukegan                                                     454 N. Green Bay Rd.
                                                                    Waukegan, IL 60085

   WEST:

   736 Dallas                                                       1290 Conveyor Lane
                                                                    Dallas, TX 75247

   737 Fontana                                                      17012 Slover Ave.
                                                                    Fontana, CA 92337

   717 Grandview                                                    12905 S. Highway 71
                                                                    Grandview, MO 64030

   716 Kent                                                         8623 South 212th St.
                                                                    Kent, WA 98031

   740 Portland                                                     3701 NE Sandy Blvd.
                                                                    Portland, OR 97232

   741 Richardson                                                   1144 Plano, Suite 100
                                                                    Richardson, TX 75081

   711 Shawnee                                                      7357 Quivira Rd.
                                                                    Shawnee, KS 66216

                              Schedule 4.2 - Page 4

   TEMP/WAREHOUSE:

   714 Belton                                                       1309 Anderson St.
                                                                    Belton, SC 29627

   707 Seneca                                                       367 Market St.
                                                                    Seneca, SC 29678

   705 Reno                                                         880 Northhills Blvd.
                                                                    Reno, NV 89506

                              Schedule 4.2 - Page 5

4. DISTRIBUTOR LOCATIONS

As of November 29,2003, Simmons has $819,363 worth of sheets at its distributor's location. Cathgro, at 3825 NW 135th Street, Opa Locka, Florida 33054.

5. DEALER LOCATIONS

As of December 12,2003, Simmons has $917,945 worth of inventory at certain dealers who hold "locker stock."

                              Schedule 4.2 - Page 6

                                                                    SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

                           INVESTMENT RELATED PROPERTY

(A)      Pledged Stock:

                                                                  STOCK                    NO. OF       % OF OUTSTANDING
                                     CLASS OF    CERTIFICATED  CERTIFICATE                 PLEDGED     STOCK OF THE STOCK
 GRANTOR           STOCK ISSUER       STOCK          (Y/N)         NO.       PAR VALUE      STOCK           ISSUER
-------------------------------------------------------------------------------------------------------------------------
 THL-SC          Simmons Company     common            Y            2          $0.01            100            100%
 Bedding
 Company
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Gallery Corp.       common            Y            1          $0.01          1,000            100%
 Company
-------------------------------------------------------------------------------------------------------------------------
 Simmons         SC Holdings, Inc.   common            Y            1          $0.01            100            100%
 Company
-------------------------------------------------------------------------------------------------------------------------
 SC              Sleep Country       common            Y            3          $0.01          3,000            100%
 Holdings,       USA, Inc.
 Inc.
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Simmons Caribbean   common            Y            5         no par            260             65%
 Company         Bedding, Inc.
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Simmons I.P. Inc.   common            Y           C-3        no par      1,378,715             65%
 Company
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Simmons             common            Y            10        no par            101            100%
 Company         International
                 Holding Company,
                 Inc.
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Simmons             common           N/A          N/A          N/A          N/A                65%
 Company         International Ltd.
-------------------------------------------------------------------------------------------------------------------------
 Simmons         688363 Ontario      ordinary         N/A          N/A          N/A          N/A                65%
 Company         Limited
-------------------------------------------------------------------------------------------------------------------------
 Simmons         Info Establishment  N/A               N           N/A          N/A          N/A                65%
 Company
-------------------------------------------------------------------------------------------------------------------------

Other Investment Related Property:

                                                                  STOCK                    NO. OF      % OF OUTSTANDING
                                     CLASS OF    CERTIFICATED  CERTIFICATE                 PLEDGED    STOCK OF THE STOCK
 GRANTOR         STOCK ISSUER        STOCK          (Y/N)          NO.       PAR VALUE      STOCK           ISSUER
------------------------------------------------------------------------------------------------------------------------
 Simmons         Federated            common           Y           3168        $0.01         84               N/A
 Company         Department
                 Stores, Inc.
------------------------------------------------------------------------------------------------------------------------

Pledged LLC Interests:

                                                                                                      % OF OUTSTANDING
                                                                                                      LLC INTERESTS OF
                                                                         CERTIFICATE      NO. OF         THE LIMITED
                                                         CERTIFICATED       NO.          PLEDGED          LIABILITY
     GRANTOR              LIMITED LIABILITY COMPANY         (Y/N)         (IF ANY)        UNITS            COMPANY
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       The Simmons Manufacturing Co.,          Y              1             N/A             100%
                       LLC
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       World of Sleep Outlets, LLC             Y              1             N/A             100%
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       Simmons Contract Sales, LLC             Y              1             N/A             100%
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       Windsor Bedding Co., LLC                N             N/A            N/A             100%
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       Dreamwell, Ltd.                         N             N/A            N/A             100%
----------------------------------------------------------------------------------------------------------------------
 Simmons Company       Simmons Capital Management, LLC         N             N/A            N/A             100%
----------------------------------------------------------------------------------------------------------------------

Pledged Debt:

1.

                                                      OUTSTANDING
                                 ORIGINAL PRINCIPAL    PRINCIPAL
 GRANTOR            ISSUER            AMOUNT             BALANCE          ISSUE DATE           MATURITY DATE
--------------------------------------------------------------------------------------------------------------
 Simmons          Orton            $2,500,000.00      $2,088,921.98     September 29, 1992     October 1, 2007
 Company          Development,
                  Inc.
--------------------------------------------------------------------------------------------------------------

2. Master Intercompany Note, dated December 19, 2003.

Securities Accounts:

                  SHARE OF SECURITIES
   GRANTOR           INTERMEDIARY            ACCOUNT NUMBER                     ACCOUNT NAME
-------------------------------------------------------------------------------------------------------
Simmons Capital
Management, LLC         US Bank              1-537-9058-9847           US Bank Money Market - SCM
-------------------------------------------------------------------------------------------------------
Dreamwell, Ltd.         US Bank              1-537-9058-9839           US Bank Money Market - Dreamwell
-------------------------------------------------------------------------------------------------------
Dreamwell, Ltd.         US Bank              2-537-1002-1697           Sweep/MM-- Dreamwell
-------------------------------------------------------------------------------------------------------
Dreamwell, Ltd.         US Bank              1537 9055 4858            Premium Business Checking
-------------------------------------------------------------------------------------------------------
Dreamwell, Ltd.         US Bank              1537 9058 9839            Premium Business Money Market
-------------------------------------------------------------------------------------------------------
Dreamwell, Ltd.         US Bank              2537 1002 1697            First American Prime Obligations
-------------------------------------------------------------------------------------------------------
Simmons Capital         US Bank              1537 9055 4841            Premium Business Checking
Management, LLC
-------------------------------------------------------------------------------------------------------
Simmons Capital         US Bank              1537 9058 9847            Premium Business Money Market
Management, LLC
-------------------------------------------------------------------------------------------------------

Commodities Accounts:

NONE

                              Schedule 4.4 - Page 2

Deposit Accounts:

                                  NAME OF DEPOSITARY
          GRANTOR                       BANK                ACCOUNT NUMBER                 ACCOUNT NAME
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC           Wells Fargo            076-059-2444                  Fontana Outlet
-----------------------------------------------------------------------------------------------------------------
Windsor Bedding Co., LLC               Wachovia             2000016946868                 Windsor Bedding
-----------------------------------------------------------------------------------------------------------------
The Simmons Manufacturing
Co., LLC                               Wachovia             2079900424799          Simmons Mfg. Co. Concentration
-----------------------------------------------------------------------------------------------------------------
The Simmons Manufacturing Co.,
LLC                                    Wachovia             2079900423033          Simmons Company Concentration
-----------------------------------------------------------------------------------------------------------------
Simmons Company                        Wachovia             2000126070051                Credit Card Sales
-----------------------------------------------------------------------------------------------------------------
Simmons Company                        Wachovia             2000016946884                    EPA Escrow
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia             2000126061808               Chattahoochee Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia             2000130229267               Jimmy Carter Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia             2000133381429                  Roswell Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia             2014125925899                 Bellport Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia             2090001063973               Jacksonville Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Wachovia               580087518                    Seneca Outlet
-----------------------------------------------------------------------------------------------------------------
Simmons Capital Management,
LLC                                     US Bank            1-537-9055-4841             US Bank Checking - SCM
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC             US Bank              153505034261               Kent/Portland Outlet
-----------------------------------------------------------------------------------------------------------------
Dreamwell, LLC                          US Bank            1-537-9055-4858          US Bank Checking - Dreamwell
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC          National Penn            892-097-4                  Morgantown Outlet
-----------------------------------------------------------------------------------------------------------------
The Simmons Manufacturing Co.,
LLC                                 First Hawaiian            49-040121                    Hawaii Lockbox
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC          Commerce Bank             42025419                   Grandview Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC          Capital Bank                4581                      Belton Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC       Brotherhood Bank &
                                        Trust                  37455501                    Shawnee Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Bank One               1563958618              Dallas/Richardson Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC        Bank of Wafukegan           21909122                   Waukegan Outlet
-----------------------------------------------------------------------------------------------------------------
World of Sleep Outlets, LLC            Allfirst              00192-4024-0                 Baltimore Outlet
-----------------------------------------------------------------------------------------------------------------

                               Schedule 4.4-Page 3

                                                                    SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor                                Description of Letters of Credit

NONE.

                                                                    SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

                                                                 SCHEDULE 4.7(A)
                                                TO PLEDGE AND SECURITY AGREEMENT

                          U.S. COPYRIGHT REGISTRATIONS

TITLE                                 Reg. No.          Reg. Date     Record Owner              Status
--------------------------------------------------------------------------------------------------------
Simmons truckload sale.               TX4752706         4/17/1998    Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
Dropping the ball.                    PA772109          8/9/1995     Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
BackCare floating man.                VA735511          8/9/1995     Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
It's never too early to start         TX4093430         8/9/1995     Simmons Company          Registered
caring for your back.
--------------------------------------------------------------------------------------------------------
Dropping the ball.                    TX4093428         8/9/1995     Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
Beautyrest : The do-not-disturb       TX3673902         9/11/1995    Simmons Company          Registered
mattress.
--------------------------------------------------------------------------------------------------------
Sleep Logic series.                   TX3673901         9/11/1995    Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
EOS : Equation of Sleep.              TX3673900         9/11/1995    Simmons Company          Registered
--------------------------------------------------------------------------------------------------------
Beautyrest by Simmons. The            TX189653          5/12/1978    Simmons Company          Registered
physical fitness mattress.
--------------------------------------------------------------------------------------------------------
Mattress Gallery (jingle)             SR328984          1/30/03      Sleep Country            Registered
                                                                     USA, Inc
--------------------------------------------------------------------------------------------------------
Metropolis Sleep Country              SR326200          2/3/2003     Sleep Country            Registered
USA music files.                                                     USA, Inc
--------------------------------------------------------------------------------------------------------
What's your sleep score?              TX5630503         8/29/02      Sleep Country            Registered
                                                                     USA, Inc
--------------------------------------------------------------------------------------------------------
Rest assured guarantee.               TX5630502         8/29/02      Sleep Country            Registered
                                                                     USA, Inc
--------------------------------------------------------------------------------------------------------
We Take Your Sleep                    TX5630501         8/29/02      Sleep Country            Registered
Seriously.                                                           USA, Inc
--------------------------------------------------------------------------------------------------------
The adjustable difference.            TX5630500         8/29/02      Sleep Country            Registered
                                                                     USA, Inc
-------------------------------------------------------------------------------------------------------

                                 SCHEDULE 4.7(B)
                               COPYRIGHT LICENSES

NONE.

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.    ASSIGNEE    COUNTRY     APP NO.     APP DATE  PUB/GRANT DATE    TITLE                      FAMILY
-----------------------------------------------------------------------------------------------------------------------------------
NO0314395B1    DREAMWELL LTD    NO    NO1999000001134 3/9/1999  3/17/2003      APPARAT OG       AU0712216B2 AU4172097A1 BR9711742A
                                                                               FREMGANGSMAATE   CA2265871C CN1106342B CN1237145A
                                                                               FOR AA           EP0928283A1 IL0121721A0
                                                                               KONSTRUERE       IL0121721A1 JP00508218T2
                                                                               MADRASSBANER AV  JP2000508218T2
                                                                               SPIRALFJ RER     KR0036023A NO0314395B1 NO0991134A0
                                                                                                NO0991134A NZ0334528A PL0332164A1
                                                                                                RU2154601C1 TR9900513T2 US5749133
                                                                                                WO9811015A1 ZA9708142A
-----------------------------------------------------------------------------------------------------------------------------------
DE69530230C0   DREAMWELL LTD.   DE    DE1995069530230 9/15/1995  5/8/2003      MATRATZE MIT     AT0235850E AU0695946B2 AU3590395A1
                                                                               VERSCHIEDENEN    BR9510583A CA2223750AA CA2223750C
                                                                               HAERTEGRADEN     CN1191473A DE69530230C0 DK0828445T3
                                                                                                EP0828445A1 EP0828445A4 EP0828445B1
                                                                                                JP10509367T2 KR0249977B1 RU2135061C1
                                                                                                US5987678 WO9635356A1
-----------------------------------------------------------------------------------------------------------------------------------
DK0828445T3    DREAMWELL LTD.   DK    DK1995000933129 9/15/1995 7/21/2003      MADRAS MED FLERE AT0235850E AU0695946B2 AU3590395A1
                                                                               HAARDHEDER       BR9510583A CA2223750AA CA2223750C
                                                                                                CN1191473A DE69530230C0 DK0828445T3
                                                                                                EP0828445A1 EP0828445A4 EP0828445B1
                                                                                                JP10509367T2 KR0249977B1 RU2135061C1
                                                                                                US5987678 WO9635356A1
-----------------------------------------------------------------------------------------------------------------------------------
ES2191713T3    DREAMWELL LTD.   ES    ES1995000933129 9/15/1995 9/16/2003      COLCHON DE       ES2191713T3
                                                                               FIRMEZA
                                                                               MULTIPLE.
-----------------------------------------------------------------------------------------------------------------------------------
NZ0510859A     DREAMWELL LTD.   NZ    NZ1999000510859 9/28/1999  8/7/2003      PILLOW TOP       AU0744966B2 AU6165699A1 CA2345768AA
                                                                               MATTRESS         EP1115310A1 EP1115310A4 IL0142351A0
                                                                               ASSEMBLIES       JP2002526133T2 NZ0510859A
                                                                                                US6098224 WO0019866A1 ZA0102691A
-----------------------------------------------------------------------------------------------------------------------------------
PT0828445T     DREAMWELL LTD.   PT    PT1995000933129 9/15/1995 7/31/2003      COLCHAO DE       PT0828445T
                                                                               MULTIPLA FIRMEZA
-----------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.     ASSIGNEE    COUNTRY      APP NO.      APP DATE  PUB/GRANT DATE TITLE                 FAMILY
------------------------------------------------------------------------------------------------------------------------------------
US6493887       DREAMWELL LTD.   US     US2001000974234  10/10/2001  12/17/2002   Box spring corner  US6493887B1 US6493887
                                                                                  guard              US20030110562A1
------------------------------------------------------------------------------------------------------------------------------------
US6557198       DREAMWELL LTD.   US     US2000000680259  10/5/2000   5/6/2003     Mattress and bed   AU0192839A5 US6519798 US6557198
                                                                                  assembly providing US20020059681A1 W00228231A1
                                                                                  an enlarged        WO2054916A1
                                                                                  sleeping surface
                                                                                  area
------------------------------------------------------------------------------------------------------------------------------------
US6519798       DREAMWELL LTD.   US     US2001000760195  1/12/2001   2/18/2003    Mattress and bed   AU0192839A5 US6519798 US6557198
                                                                                  assembly providing US20020059681A1 WO0228231A1
                                                                                  an enlarged        WO2054916A1
                                                                                  sleeping surface
                                                                                  area
------------------------------------------------------------------------------------------------------------------------------------
US6561047       DREAMWELL LTD.   US     US2001000898747  7/3/2001    5/13/2003    Method and system  US6561047 WO3004972A2
                                                                                  for analyzing      WO3004972A3
                                                                                  motion transferred
                                                                                  to a subject on a
                                                                                  sleeping surface
------------------------------------------------------------------------------------------------------------------------------------
AR009736        SIMMONS CO.      AR     ARP970104140     9/10/97     10/15/01     PUSHER BAR FIXTURE
------------------------------------------------------------------------------------------------------------------------------------
AT199691        SIMMONS CO.      AT     95907953.4       12/30/94    3/14/01      COIL HEAT TREAT
                                                                                  STRESS RELIEF
------------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.     ASSIGNEE    COUNTRY      APP NO.      APP DATE  PUB/GRANT DATE  TITLE                FAMILY
-------------------------------------------------------------------------------------------------------------------------------
AU0718564B2     SIMMONS CO.      AU     AU1994000015963  12/30/1994  4/13/2000     CONDITIONING       AT0199691E AU0718564B2
                                                                                   POCKETED           AU0741385B2 AU1596395A1
                                                                                   COIL SPRINGS       AU4874299A1 CA2197647AA
                                                                                                      CN1076298B CN1164215A
                                                                                                      CN1403344A CZ9700461A3
                                                                                                      DE69426892C0 DE69426892T2
                                                                                                      DK0772547T3 EP0772547A1
                                                                                                      EP0772547A4 EP0772547B1
                                                                                                      ES2156600T3 GR3035861T3
                                                                                                      HK1010358A1 HU0078091A2
                                                                                                      JP10503996T2 PL0177979B1
                                                                                                      PL0318645A1 PT0772547T
                                                                                                      RU2130412C1 US5553443
                                                                                                      US5572853 WO9605109A1

AU0741385B2     SIMMONS CO.      AU     AU1999000048742  9/16/1999   11/29/2001    CONDITIONING       AU0718564B2 AU0741385B2
                                                                                   POCKETED           AU1596395A1 AU4874299A1
                                                                                   COIL SPRINGS

AU0582187B2     SIMMONS CO.      AU     AU1985000047318  9/10/1985   3/16/1989     GLUING TOGETHER    AT0020486A AT0020486E
                                                                                   POCKETED SPRINGS   AT0396100B AU0577545B2
                                                                                                      AU0582187B2 AU3353584A1
                                                                                                      AU4731885A1 CA1220289A1
                                                                                                      CA1234685A1 DE3481968C0
                                                                                                      DE3578503C0 EP0154076A2
                                                                                                      EP0154076A3 EP0154076B1
                                                                                                      EP0155158A2 EP0155158A3
                                                                                                      EP0155158B1 ES0541116A1
                                                                                                      ES0541116A5 ES0543688A1
                                                                                                      ES0543688A5 ES0551378A1
                                                                                                      ES0551378A5 ES8607075A1
                                                                                                      ES8608121A1 ES8701331A1
                                                                                                      JP02020346B4 JP60194907A2
                                                                                                      JP61176436A2 MX0163213B
                                                                                                      MX0163932B NZ0211505A
-------------------------------------------------------------------------------------------------------------------------------
AU0515081B2     SIMMONS CO.      AU     AU1978000035408  4/24/1978   3/12/1981     MATTRESS SPRING    AU0515081B2 ES0295796U
                                                                                   ASSEMBLY           ES0295796Y1 ES0295796Y
                                                                                                      JP53140160A2
-------------------------------------------------------------------------------------------------------------------------------
AU0712216B2     SIMMONS CO.      AU     AU1997199741720  9/8/1997    11/4/1999     METHOD AND         AU0712216B2 AU4172097A1
                                                                                   APPARATUS          BR9711742A CA2265871C
                                                                                   FOR FORMING        CN1106342B CN1237145A
                                                                                   POCKETED SPRINGS   EP0928283A1 IL0121721A0
                                                                                                      IL0121721A1 JP00508218T2
                                                                                                      KR0036023A NO0314395B1
                                                                                                      NO0991134A0 NO0991134A
                                                                                                      NZ0334528A PL0332164A1
                                                                                                      RU2154601C1 TR9900513T2
                                                                                                      US5749133 WO9811015A1
                                                                                                      ZA9708142A
-------------------------------------------------------------------------------------------------------------------------------
AU0689724B2     SIMMONS CO.      AU     AU1996000061061  6/6/1996    4/2/1998      METHOD AND         AT0208724E AU0689724B2
                                                                                   APPARATUS FOR      AU6106196A1 BR9609004A
                                                                                   FORMING STRINGS    CA2223799AA CA2223799C
                                                                                   OF POCKETED        CN1088024B CN1192722A
                                                                                   SPRINGS            DE69617013C0 DE69617013T2
                                                                                                      DK0833772T3 EP0833772A1
                                                                                                      EP0833772A4 EP0833772B1
                                                                                                      ES2168482T3 HK1010180A1
                                                                                                      IL0122402AO IL0122402A1
                                                                                                      JP02983641B2 JP10507957T2
                                                                                                      KR0231386B1 PL0181753B1
                                                                                                      PL0323733A1 PT0833772T
                                                                                                      RU2144490C1 US5613287
                                                                                                      WO9640557A1
-------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE   COUNTRY     APP NO.      APP DATE   PUB/GRANT DATE         TITLE                       FAMILY
------------------------------------------------------------------------------------------------------------------------------------
AU0695946B2    SIMMONS CO.   AU    AU19950000+D21    9/15/1995   8/27/1998    MULTIPLE FIRMNESS       AT0235850E AU0695946B2
                                                                              MATTRESS                AU3590395A1 BR9510583A
                                                                                                      CA2223750AA CA2223750C
                                                                                                      CN1191473A DE69530230C0
                                                                                                      DK0828445T3 EP0828445A1
                                                                                                      EP0828445A4 EP0828445B1
                                                                                                      JP10509367T2 KR0249977B1
                                                                                                      RU2135061C1 US5987678
                                                                                                      WO9635356A1

AU0744966B2    SIMMONS CO.   AU    AU19990000+D125   9/28/1999   3/7/2002     PILLOW TOP MATTRESS     AU0744966B2 AU6165699A1
                                                                              ASSEMBLIES              CA2345768AA EP1115310A1
                                                                                                      EP1115310A4 IL0142351A0
                                                                                                      JP2002526133T2 NZ0510859A
                                                                                                      US6098224 WO0019866A1
                                                                                                      ZA0102691A

BR9711742      Simmons Co.   BR    BR1997000011742   9/8/1997    3/19/2002    METODO E APARELHO PARA  AU0712216B2 AU4172097A1
                                                                              FORMACAO DE MOLAS EM    BR9711742A CA2265871C
                                                                              CAVIDADES               CN1106342B CN1237145A
                                                                                                      EP0928283A1 IL0121721A0
                                                                                                      IL0121721Al JP00508218T2
                                                                                                      JP2000508218T2 KR0036023A
                                                                                                      NO0314395B1 NO0991134A0
                                                                                                      NO0991134A NZ0334528A
                                                                                                      PL0332164A1 RU2154601C1
                                                                                                      TR9900513T2 US5749133
                                                                                                      WO9811015A1 ZA9708142A

BR9609004A     Simmons Co.   BR    BR199600009004    6/6/1996    5/14/2002    METODO E APARELHO PARA  AT0208724E AU0689724B2
                                                                              FORMAR CORDOES DE MOLAS AU6106196A1 BR9609004A
                                                                              EMBOLSADAS              CA2223799AA CA2223799C
                                                                                                      CN1088024B CN1192722A
                                                                                                      DE69617013C0 DE69617013T2
                                                                                                      DK0833772T3 EP0833772AI
                                                                                                      EP0833772A4 EP0833772B1
                                                                                                      ES2168482T3 HK1010180A1
                                                                                                      IL0122402A0 IL0122402A1
                                                                                                      JP02983641B2
                                                                                                      JP10507957T2 KR0231386B1
                                                                                                      PL0181753B1 PL0323733A1
                                                                                                      PT0833772T RU2144490C1
                                                                                                      US5613287 WO9640557A1

CA2026822C     SIMMONS CO.   CA    CA1990002026822   10/3/1990   9/12/1995    INNERSPRING             BE1003536A CA2026822AA
                                                                              CONSTRUCTION FOR        CA2026822C DE69007730C0
                                                                              MATTRESSES, CUSHIONS    DE69007730T2 DK0421496T3
                                                                              AND THE LIKE AND        EP0421496A1 EP0421496B1
                                                                              PROCESS FOR             ES2053074T3 JP03178932A2
                                                                              MANUFACTURING SAID      US5016305
                                                                              CONSTRUCTION

CA2026817C     SIMMONS CO.   CA    CA1990002026817   10/3/1990   8/8/1995     METHOD AND APPARATUS    BE1003537A CA2026817AA
                                                                              FOR ASSEMBLING          CA2026817C DE69008098C0
                                                                              INNERSPRING             DE69008098T2 DK0421495T3
                                                                              CONSTRUCTIONS FOR       DK0421495T4 EP0421495A1
                                                                              MATTRESSES, CUSHIONS    EP0421495B1 EP0421495B2
                                                                              AND THE LIKE            ES2053073T3 JP03121730A2
                                                                                                      US5126004 US5637178

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE   COUNTRY     APP NO.      APP DATE   PUB/GRANT DATE        TITLE                        FAMILY
------------------------------------------------------------------------------------------------------------------------------------
CA2265871C     SIMMONS CO.   CA    CA1997002265871   9/8/1997    11/13/2001   METHOD AND APPARATUS    AU0712216B2 AU4172097A1
                                                                              FOR FORMING POCKETED    BR9711742A CA2265871C
                                                                              SPRINGS                 CN1106342B CN1237145A
                                                                                                      EP0928283A1 IL0121721A0
                                                                                                      IL0121721A1 JP00508218T2
                                                                                                      JP2000508218T2 KR0036023A
                                                                                                      NO0314395B1 NO0991134A0
                                                                                                      NO0991134A NZ0334528A
                                                                                                      PL0332164A1 RU2154601C1
                                                                                                      TR9900513T2 US5749133
                                                                                                      WO9811015A1 ZA9708142A

CA2223799C     SIMMONS CO.   CA    CA1996002223799   6/6/1996    10/30/2001   METHOD AND APPARATUS    AT0208724E AU0689724B2
                                                                              FOR FORMING STRINGS OF  AU6106196A1 BR9609004A
                                                                              POCKETED SPRINGS        CA2223799AA CA2223799C
                                                                                                      CN1088024B CN1192722A
                                                                                                      DE69617013C0 DE69617013T2
                                                                                                      DK0833772T3 EP0833772A1
                                                                                                      EP0833772A4 EP0833772B1
                                                                                                      ES2168482T3 HK1010180A1
                                                                                                      IL0122402A0 IL0122402A1
                                                                                                      JP02983641B2 JP10507957T2
                                                                                                      KR0231386B1 PL0181753B1
                                                                                                      PL0323733A1 PT0833772T
                                                                                                      RU2144490C1 US5613287
                                                                                                      WO9640557A1

CA2047438C     SIMMONS CO.   CA    CA1991002047438   7/19/1991   3/4/1997     METHOD AND APPARATUS    CA2047438AA CA2047438C
                                                                              FOR MAKING A SERIES OF  IL0100516A0 JP03416852B2
                                                                              POCKETED COIL SPRINGS   JP04266443A2 US5186435
                                                                                                      US5509887

CA2223750C     SIMMONS CO.   CA    CA1995002223750   9/15/1995   11/13/2001   MULTIPLE FIRMNESS       AT0235850E AU0695946B2
                                                                              MATTRESS                AU3590395A1 BR9510583A
                                                                                                      CA2223750AA CA2223750C
                                                                                                      CN1191473A DE69530230C0
                                                                                                      DK0828445T3 EP0828445A1
                                                                                                      EP0828445A4 EP0828445B1
                                                                                                      JP10509367T2 KR0249977B1
                                                                                                      RU2135061C1 US5987678
                                                                                                      WO9635356A1

CH0772547      SIMMONS CO.   CH    95907953.4        12/30/94    3/14/01      COIL HEAT TREAT STRESS
                                                                              RELIEF

CN 1403344     SIMMONS CO    CN    1108892.3         12/30/94    3/19/03      CONDITIONING POCKETED
                                                                              COIL SPRINGS

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO,  ASSIGNEE   COUNTRY      APP NO.      APP DATE  PUB/GRANT DATE         TITLE                   FAMILY
------------------------------------------------------------------------------------------------------------------------------------
DE0772547      SIMMONS CO. DE      95907953.4       12/30/94   3/4/01         COIL HEAT TREAT STRESS
                                                                              RELIEF

DK0750537T3    SIMMONS CO. DK      DK1994095907213  12/29/1994 12/27/2001     APPARAT TIL FREMSTILLING AT0206984A AT0206984E
                                                                              AF MADRASSER OG          AT0380496B AU1551695A1
                                                                              SPRINGMADRASFJEDRE       CA2185526AA DE69428717C0
                                                                                                       DE69428717T2 DK0750537T3
                                                                                                       EP0750537A1 EP0750537A4
                                                                                                       EP0750537B1 ES2164145T3
                                                                                                       FI0080484B FI0080484C
                                                                                                       FI0852324AO FI0852324A
                                                                                                       HK1010352A1 JP10501144T2
                                                                                                       PL0316310A1 PT0750537T
                                                                                                       RU2126307C1 SE0467977B
                                                                                                       SE0467977C SE8503153A0
                                                                                                       SE8503153A US5444905
                                                                                                       WO9524987A1

DK0833772T3    SIMMONS CO. DK      DK1996000918383  6/6/1996   1/21/2002      FREMGANGSMAADE TIL       AT0208724E AU0689724B2
                                                                              DANNELSE AF STRENGE AF   AU6106196A1 BR9609004A
                                                                              LOMMEANBRAGTE FJEDRE     CA2223799AA CA2223799C
                                                                                                       CN1088024B CN1192722A
                                                                                                       DE69617013C0 DE69617013T2
                                                                                                       DK0833772T3 EP0833772A1
                                                                                                       EP0833772A4 EP0833772B1
                                                                                                       ES2168482T3 HK1010180A1
                                                                                                       IL0122402A0 IL0122402A1
                                                                                                       JP02983641B2 JP10507957T2
                                                                                                       KR0231386B1 PL0181753B1
                                                                                                       PL0323733A1 PT0833772T
                                                                                                       RU2144490C1 US5613287
                                                                                                       WO9640557A1

DK0772547T3    SIMMONS CO. DK      DK1 994095907953 12/30/1994 7/16/2001      KONDITIONERING AF I      AT0199691E AU0718564B2
                                                                              LOMMER ANBRAGTE          AU0741385B2 AU1596395A1
                                                                              SPIRALFJEDRE             AU4874299A1 CA2197647AA
                                                                                                       CN1076298B CN1164215A
                                                                                                       CN1403344A CZ9700461A3
                                                                                                       DE69426892C0 DE69426892T2
                                                                                                       DK0772547T3 EP0772547A1
                                                                                                       EP0772547A4 EP0772547B1
                                                                                                       ES2156600T3 GR3035861T3
                                                                                                       HK1010358A1 HU0078091A2
                                                                                                       JP10503996T2 PL0177979B1
                                                                                                       PL0318645A1 PT0772547T
                                                                                                       RU2130412C1 US5553443
                                                                                                       US5572853 W09605109A1

DK04S3363T3    SIMMONS CO. DK      DK1991091401022  4/17/1991  4/22/1996      SENGEUDSTYRKONFIGURATI   DE69115549C0 DE69115549T2
                                                                              ON MED INDSTILLELIGE     DE69129702C0 DE69129702T2
                                                                              UNDERSTOETNINGSKARAKT    DK0453363T3 DK0611010T3
                                                                              ERISTIKA                 EP0453363A1 EP0453363B1
                                                                                                       EP0453363TD EP0611010A1
                                                                                                       EP0611010B1 ES2029982T1
                                                                                                       ES2029982T3 FI0095197B
                                                                                                       FI0095197C FI0104880B1
                                                                                                       FI0911866A0 FI0911866A
                                                                                                       FI0942506A0 FI0942506A
                                                                                                       HK1007942A1 HK1010322A1
                                                                                                       IL0097858A0 IL0097858A1
                                                                                                       US5105488

DK0611010T3    SIMMONS CO. DK      DK1991094200667  4/17/1991  4/12/1999      UNDERLAGSUDFORMNING      DE69115549C0 DE69115549T2
                                                                              MED VARIABLE             DE69129702C0 DE69129702T2
                                                                              UNDERSTOETNINGSEGENSK    DK0453363T3 DK0611010T3
                                                                              ABER                     EP0453363A1 EP0453363B1
                                                                                                       EP0453363TD EP0611010A1
                                                                                                       EP0611010B1 ES2029982T1
                                                                                                       ES2029982T3 FI0095197B
                                                                                                       FI0095197C FI0104880B1
                                                                                                       FI0911866A0 FI0911866A
                                                                                                       FI0942506A0 FI0942506A
                                                                                                       HK1007942A1 HK1010322A1
                                                                                                       IL0097858A0 IL0097858A1
                                                                                                       US5105488

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO,  ASSIGNEE   COUNTRY      APP NO.       APP DATE   PUB/GRANT DATE         TITLE                   FAMILY
------------------------------------------------------------------------------------------------------------------------------------
ES2156600T3    SIMMONS CO. ES      ES1994095907953    12/30/1994 7/1/2001       ACONDICIONAMIENTO DE
                                                                                RESORTES HELICOIDALES
                                                                                EMBOLSADOS.

ES2164145T3    SIMMONS CO. ES      ES1994095907213    12/29/1994 2/16/2002      APARATO PARA FABRICAR  AT0206984A AT0206984E
                                                                                COLCHONES Y CANAPES.   AT0380496B AU1551695A1
                                                                                                       CA2185526AA DE69428717C0
                                                                                                       DE69428717T2 DK0750537T3
                                                                                                       EP0750537A1 EP0750537A4
                                                                                                       EP0750537B1 ES2164145T3
                                                                                                       FI0080484B FI0080484C
                                                                                                       FI0852324A0 FI0852324A
                                                                                                       HK1010352A1 JP10501144T2
                                                                                                       PL0316310A1 PT0750537T
                                                                                                       RU2126307C1 SE0467977B
                                                                                                       SE0467977C SE8503153A0
                                                                                                       SE850S153A US5444905
                                                                                                       W09524987A1

ES0772547      SIMMONS CO. ES      95907953.4         12/30/94   3/14/01        CONDITIONING POCKETED
                                                                                COIL SPRINGS

ES2029982T1    SIMMONS CO. ES      ES1991091401022    4/17/1991  10/16/1992     CONFIGURACION DE CAMA  DE69115549C0 DE69115549T2
                                                                                QUE TIENE              DE69129702C0 DE69129702T2
                                                                                CARACTERISTICAS DE     DK0453363T3 DK0611010T3
                                                                                SOPORTE VARIABLES.     EP0453363A1 EP0453363B1
                                                                                                       EP0453363TD EP0611010A1
                                                                                                       EP0611010B1 ES2029982T1
                                                                                                       ES2029982T3 FI0095197B
                                                                                                       FI0095197C FI0104880B1
                                                                                                       FI0911866A0 FI0911866A
                                                                                                       FI0942506A0 FI0942506A
                                                                                                       HK1007942A1 HK1010322A1
                                                                                                       IL0097858A0 IL0097858A1
                                                                                                       US5105488

ES2029982T3    SIMMONS CO. ES      ES 199 100040 1022 4/17/1991  5/1/1996       CONFIGURACION DE       DE69115549C0 DE69115549T2
                                                                                COLCHON QUE TIENE      DE69129702C0 DE69129702T2
                                                                                CARACTERISTICAS DE     DK0453363T3 DK0611010T3
                                                                                SOPORTE VARIABLES.     EP0453363A1 EP0453363B1
                                                                                                       EP0453363TD EP0611010A1
                                                                                                       EP0611010B1 ES2029982T1
                                                                                                       ES2029982T3 FI0095197B
                                                                                                       FI0095197C FI0104880B1
                                                                                                       FI0911866A0 FI0911866A
                                                                                                       FI0942506A0 FI0942506A
                                                                                                       HK1007942A1 HK1010322A1
                                                                                                       IL0097858A0 IL0097858A1
                                                                                                       US5105488

ES2168482T3    SIMMONS CO. ES      ES 19960009 18383  6/6/1996   6/16/2002      PROCEDIMIENTO PARA LA  AT0208724E AU0689724B2
                                                                                FORMACION DE SARTAS DE AU6106196A1 BR9609004A
                                                                                MUELLES INCLUIDOS EN   CA2223799AA CA2223799C
                                                                                RECEPTACULOS.          CN1088024B CN1192722A
                                                                                                       DE69617013C0 DE69617013T2
                                                                                                       DK0833772T3 EP0833772A1
                                                                                                       EP0833772A4 EP0833772B1
                                                                                                       ES2168482T3 HK1010180A1
                                                                                                       IL0122402A0 IL0122402A1
                                                                                                       JP02983641B2 JP10507957T2
                                                                                                       KR0231386B1 PL0181753B1
                                                                                                       PL0323733A1 PT0833772T
                                                                                                       RU2144490C1 US5613287
                                                                                                       W09640557A1

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY      APP NO.       APP DATE  PUB/GRANT DATE         TITLE                     FAMILY
------------------------------------------------------------------------------------------------------------------------------------
FI0095197C      SIMMONS CO.  FI       FI1991000911866  4/17/1991   1/10/1996      VUODEALUSTAN RAKENNE,  DE69115549C0 DE69115549T2
                                                                                  JOSSA ON VAIHTELEVAT   DE69129702C0 DE69129702T2
                                                                                  TUKIOMINAISUUDET       DK0453363T3 DK0611010T3
                                                                                                         EP0453363A1 EP0453363B1
                                                                                                         EP0453363TD EP0611010A1
                                                                                                         EP0611010B1 ES2029982T1
                                                                                                         ES2029982T3 FI0095197B
                                                                                                         FI0095197C FI0104880B1
                                                                                                         FI0911866A0 FI0911866A
                                                                                                         FI0942506A0 FI0942506A
                                                                                                         HK1007942A1 HK1010322A1
                                                                                                         IL0097858AO IL0097858A1
                                                                                                         US5105488
------------------------------------------------------------------------------------------------------------------------------------
FR0772547       SIMMONS CO.  FR       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
GB0772547       SIMMONS CO.  GB       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
GR0772547       SIMMONS CO.  GR       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
GR3035861T3     SIMMONS CO.  GR       GR2001000400712  5/15/2001   8/31/2001      CONDITIONING POCKETED  AT0199691E AU0718564B2
                                                                                  COIL SPRINGS           AU0741385B2 AU1596395A1
                                                                                                         AU4874299A1 CA2197647AA
                                                                                                         CN1076298B CN1164215A
                                                                                                         CN1403344A CZ9700461A3
                                                                                                         DE69426892C0 DE69426892T2
                                                                                                         DK0772547T3 EP0772547A1
                                                                                                         EP0772547A4 EP0772547B1
                                                                                                         ES2156600T3 GR3035861T3
                                                                                                         HK1010358A1 HU0078091A2
                                                                                                         JP10503996T2 PL0177979B1
                                                                                                         PL0318645A1 PT0772547T
                                                                                                         RU2130412C1 US5553443
                                                                                                         US5572853 WO9605109A1
------------------------------------------------------------------------------------------------------------------------------------
HK1010352A1     SIMMONS CO.  HK       HK1998000111049  9/29/1998   7/5/2002       APPARATUS FOR          AT0206984A AT0206984E
                                                                                  MANUFACTURING          AT0380496B AU1551695A1
                                                                                  MATTRESSES AND BOX     CA2185526AA DE69428717C0
                                                                                  SPRINGS                DE69428717T2 DK0750537T3
                                                                                                         EP0750537A1 EP0750537A4
                                                                                                         EP0750537B1 ES2164145T3
                                                                                                         FI0080484B FI0080484C
                                                                                                         FI0852324A0 FI0852324A
                                                                                                         HK1010352A1 JP10501144T2
                                                                                                         PL0316310A1 PT0750537T
                                                                                                         RU2126307C1 SE0467977B
                                                                                                         SE0467977C SE8503153A0
                                                                                                         SE8503153A US5444905
                                                                                                         WO9524987A1
------------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY      APP NO.       APP DATE  PUB/GRANT DATE         TITLE                     FAMILY
------------------------------------------------------------------------------------------------------------------------------------
HK1010322A1     SIMMONS CO.  HK       HK1998000111130  10/8/1998   3/24/2000      BEDDING CONFIGURATION  DE69115549C0 DE69115549T2
                                                                                  HAVING VARIABLE        DE69129702C0 DE69129702T2
                                                                                  SUPPORT                DK0453363T3 DK0611010T3
                                                                                  CHARACTERISTICS        EP0453363A1 EP0453363B1
                                                                                                         EP0453363TD EP0611010A1
                                                                                                         EP0611010B1 ES2029982T1
                                                                                                         ES2029982T3 FI0095197B
                                                                                                         FI0095197C FI0104880B1
                                                                                                         FI0911866A0 FI0911866A
                                                                                                         FI0942506A0 FI0942506A
                                                                                                         HK1007942A1 HK1010322A1
                                                                                                         IL0097858A0 IL0097858A1
                                                                                                         US5105488
------------------------------------------------------------------------------------------------------------------------------------
HK1007942A1     SIMMONS CO.  HK       HK19981998981071 6/27/1998   4/30/1999      BEDDING CONFIGURATION  DE69115549C0 DE69115549T2
                                                                                  HAVING VARIABLE        DE69129702C0 DE69129702T2
                                                                                  SUPPORT                DK0453363T3 DK0611010T3
                                                                                  CHARACTERISTICS+G77    EP0453363A1 EP0453363B1
                                                                                                         EP0453363TD EP0611010A1
                                                                                                         EP0611010B1 ES2029982T1
                                                                                                         ES2029982T3 FI0095197B
                                                                                                         FI0095197C FI0104880B1
                                                                                                         FI0911866A0 FI0911866A
                                                                                                         FI0942506A0 FI0942506A
                                                                                                         HK1007942A1 HK1010322A1
                                                                                                         IL0097858A0 IL0097858A1
                                                                                                         US5105488

------------------------------------------------------------------------------------------------------------------------------------
HK1010358A1     SIMMONS CO.  HK       HK1998000111048  9/29/1998   2/15/2002      CONDITIONING POCKETED  AT0199691E AU0718564B2
                                                                                  COIL SPRINGS           AU0741385B2 AU1596395A1
                                                                                                         AU4874299A1 CA2197647AA
                                                                                                         CN1076298B CN1164215A
                                                                                                         CN1403344A CZ9700461A3
                                                                                                         DE69426892C0 DE69426892T2
                                                                                                         DK0772547T3 EP0772547A1
                                                                                                         EP0772547A4 EP0772547B1
                                                                                                         ES2156600T3 GR3035861T3
                                                                                                         HK1010358A1 HU0078091A2
                                                                                                         JP10503996T2 PL0177979B1
                                                                                                         PL0318645A1 PT0772547T
                                                                                                         RU2130412C1 US5553443
                                                                                                         US5572853 WO9605109A1
------------------------------------------------------------------------------------------------------------------------------------
HK1010180A1     SIMMONS CO.  HK       HK1998000111031  9/28/1998   7/12/2002      METHOD FOR FORMING     AT0208724E AU0689724B2
                                                                                  STRINGS OF POCKETED    AU6106196A1 BR9609004A
                                                                                  SPRINGS                CA2223799AA CA2223799C
                                                                                                         CN1088024B CN1192722A
                                                                                                         DE69617013C0 DE69617013T2
                                                                                                         DK0833772T3 EP0833772A1
                                                                                                         EP0833772A4 EP0833772B1
                                                                                                         ES2168482T3 HK1010180A1
                                                                                                         IL0122402A0 IL0122402A1
                                                                                                         JP02983641B2 JP10507957T2
                                                                                                         KR0231386B1 PL0181753B1
                                                                                                         PL0323733A1 PT0833772T
                                                                                                         RU2144490C1 US5613287
                                                                                                         WO9640557A1
------------------------------------------------------------------------------------------------------------------------------------
HK1009731       SIMMONS CO.  HK       98110645.1       5/28/03     9/5/03         MULTIPLE FIRMNESS
                                                                                  MATTRESS
------------------------------------------------------------------------------------------------------------------------------------
HU0772547       SIMMONS CO.  HU       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY      APP NO.       APP DATE  PUB/GRANT DATE         TITLE                     FAMILY
------------------------------------------------------------------------------------------------------------------------------------
HU0078091A2     SIMMONS CO.  HU       HU1994009901884  12/30/1994  9/28/1999      CONDITIONING POCKETED  AT0199691E AU0718564B2
                                                                                  COIL SPRINGS           AU0741385B2 AU1596395A1
                                                                                                         AU4874299A1 CA2197647AA
                                                                                                         CN1076298B CN1164215A
                                                                                                         CN1403344A CZ9700461A3
                                                                                                         DE69426892C0 DE69426892T2
                                                                                                         DK0772547T3 EP0772547A1
                                                                                                         EP0772547A4 EP0772547B1
                                                                                                         ES2156600T3 GR3035861T3
                                                                                                         HK1010358A1 HU0078091A2
                                                                                                         JP10503996T2 PL0177979B1
                                                                                                         PL0318645A1 PT0772547T
                                                                                                         RU2130412C1 US5553443
                                                                                                         US5572853 WO9605109A1
------------------------------------------------------------------------------------------------------------------------------------
HU0003166AB     SIMMONS CO.  HU       HU1998200003166  5/29/1998   2/28/2001      METHOD AND APPARATUS   AU7810498A1 BR9809886A
                                                                                  FOR MANUFACTURING      CN1264327T EP1015151A1
                                                                                  COIL SPRINGS           HU0003166AB IL0133186A0
                                                                                                         JP00512914T2 JP2000512914T2
                                                                                                         PL0337209A1 SK0161399A3
                                                                                                         TW0407074B WO9853933A1
                                                                                                         ZA9804692A
------------------------------------------------------------------------------------------------------------------------------------
IE0772547       SIMMONS CO.  IE       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
IL0121721A0     SIMMONS CO.  IL       IL1997000121721  9/8/1997    2/22/1998      METHOD AND APPARATUS   AU0712216B2 AU4172097A1
                                                                                  FOR FORMING STRINGS    BR9711742A CA2265871C
                                                                                  OF SPRINGS             CN1106342B CN1237145A
                                                                                                         EP0928283A1 IL0121721A0
                                                                                                         IL0121721A1 JP00508218T2
                                                                                                         JP2000508218T2 KR0036023A
                                                                                                         NO0314395B1 NO0991134A0
                                                                                                         NO0991134A NZ0334528A
                                                                                                         PL0332164A1 RU2154601C1
                                                                                                         TR9900513T2 US5749133
                                                                                                         WO9811015A1 ZA9708142A
------------------------------------------------------------------------------------------------------------------------------------
IL0122402A0     SIMMONS CO.  IL       IL1996000122402  6/6/1996    6/15/1998      METHOD FOR FORMING A   AT0208724E AU0689724B2
                                                                                  STRING OF COIL         AU6106196A1 BR9609004A
                                                                                  SPRINGS                CA2223799AA CA2223799C
                                                                                                         CN1088024B CN1192722A
                                                                                                         DE69617013C0 DE69617013T2
                                                                                                         DK0833772T3 EP0833772A1
                                                                                                         EP0833772A4 EP0833772B1
                                                                                                         ES2168482T3 HK1010180A1
                                                                                                         IL0122402AO IL0122402A1
                                                                                                         JP02983641B2 JP10507957T2
                                                                                                         KR0231386B1 PL0181753B1
                                                                                                         PL0323733A1 PT0833772T
                                                                                                         RU2144490C1 US5613287
                                                                                                         WO9640557A1
------------------------------------------------------------------------------------------------------------------------------------
IT0772547       SIMMONS CO.  IT       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY      APP NO.       APP DATE  PUB/GRANT DATE         TITLE                     FAMILY
------------------------------------------------------------------------------------------------------------------------------------
KR0036023A      SIMMONS CO.  KR       KR1999000701999  3/10/1999   6/26/2000      METHOD AND APPARATUS   AU0712216B2 AU4172097A1
                                                                                  FOR FORMING POCKETED   BR9711742A CA2265871C
                                                                                  SPRINGS                CN1106342B CN1237145A
                                                                                                         EP0928283A1 IL0121721A0
                                                                                                         IL0121721A1 JP00508218T2
                                                                                                         JP2000508218T2 KR0036023A
                                                                                                         NO0314395B1 NO0991134A0
                                                                                                         NO0991134A NZ0334528A
                                                                                                         PL0332164A1 RU2154601C1
                                                                                                         TR9900513T2 US5749133
                                                                                                         WO9811015A1 ZA9708142A
------------------------------------------------------------------------------------------------------------------------------------
KR0231386B1     SIMMONS CO.  KR       KR1997000078896  12/5/1997   11/15/1999     METHOD AND APPARATUS   AT0208724E AU0689724B2
                                                                                  FOR FORMING STRINGS    AU6106196A1 BR9609004A
                                                                                  OF POCKETED SPRINGS    CA2223799AA CA2223799C
                                                                                                         CN1088024B CN1192722A
                                                                                                         DE69617013C0 DE69617013T2
                                                                                                         DK0833772T3 EP0833772A1
                                                                                                         EP0833772A4 EP0833772B1
                                                                                                         ES2168482T3 HK1010180A1
                                                                                                         IL0122402A0 IL0122402A1
                                                                                                         JP02983641B2 JP10507957T2
                                                                                                         KR0231386B1 PL0181753B1
                                                                                                         PL0323733A1 PT0833772T
                                                                                                         RU2144490C1 US5613287
                                                                                                         WO9640557A1
------------------------------------------------------------------------------------------------------------------------------------
KR0231225B1     SIMMONS CO.  KR       KR1997000076949  10/2/1997   11/15/1999     METHOD OF PACKAGING    AU0699270B2 AU3365495A1
                                                                                  RESILIENTLY            BR9510568A CA2217645AA
                                                                                  COMPRESSIBLE ARTICLES  CN1186472A EP0817749A1
                                                                                                         EP0817749A4 JP11500692T2
                                                                                                         KR0231225B1 PL0322685A1
                                                                                                         RU2133211C1 US5622030
                                                                                                         USRE36142 WO9631400A1
------------------------------------------------------------------------------------------------------------------------------------
KR0249977B1     SIMMONS CO.  KR       KR1997000077891  11/6/1997   3/15/2000      MULTIPLE FIRMNESS      AT0235850E AU0695946B2
                                                                                  MATTRESS               AU3590395A1  BR9510583A
                                                                                                         CA2223750C CN1191473A
                                                                                                         CA2223750AA DE69530230C0
                                                                                                         DK0828445T3  EP0828445A1
                                                                                                         EP0828445A4 EP0828445B1
                                                                                                         JP10509367T2 KR0249977B1
                                                                                                         RU2135061C1 US5987678
                                                                                                         WO9635356A1
------------------------------------------------------------------------------------------------------------------------------------
LU0772547       SIMMONS CO.  LU       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
MC0772547       SIMMONS CO.  MC       95907953.4       12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                  COIL SPRINGS
------------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE     COUNTRY      APP NO.      APP DATE  PUB/GRANT DATE        TITLE                        FAMILY
-----------------------------------------------------------------------------------------------------------------------------------
MX0163213B     SIMMONS CO.   MX      MX1985000204334   2/14/1985 3/10/1992      MEJORAS A ESTRUCTURA      AU0577545B2 AU3353584A1
                                                                                DE RESORTES INTERIORES    CA1220289A1 DE3481968C0
                                                                                Y METODO PARA             DE3578503C0 EP0154076A2
                                                                                FABRICARLA                EP0154076A3 EP0154076B1
                                                                                                          EP0155158A2 EP0155158A3
                                                                                                          EP0155158B1 ES0541116A1
                                                                                                          ES0541116A5 ES0551378A1
                                                                                                          ES0551378A5 ES8607075A1
                                                                                                          ES8701331A1 JP60194907A2
                                                                                                          MX0163213B US4566926
                                                                                                          US4578834
-----------------------------------------------------------------------------------------------------------------------------------
MX0149839A     SIMMONS CO.   MX      MX1980000181626 3/18/1980 12/28/1983       MEJORAS EN CONJUNTO DE    AU0539650B2 AU5645780A1
                                                                                RESORTES DE ESPIRAL       CA1127780A1 FR2451729A1
                                                                                PARA COLCHONES,Y          FR2451729B1 GB2044609A1
                                                                                METODO PARA SU            GB2044609A GB2044609B2
                                                                                FABRICACION               GB2044609B IT1127369A
                                                                                                          IT8048033A0 JP55126136A2
                                                                                                          JP59051287B4 MX0149839A
-----------------------------------------------------------------------------------------------------------------------------------
MX0163932B     SIMMONS CO.   MX      MX1985000206378   8/21/1985 6/29/1992      MEJORAS EN METODO Y       AT0020486A AT0020486E
                                                                                APARATO PARA FABRICAR     AT0396100B AU0577545B2
                                                                                ESTRUCTURAS DE            AU0582187B2 AU3353584A1
                                                                                RESORTES INTERIORES       AU4731885A1 CA1220289A1
                                                                                                          CA1234685A1 DE3481968C0
                                                                                                          DE3578503C0 EP0154076A2
                                                                                                          EP0154076A3 EP0154076B1
                                                                                                          EP0155158A2 EP0155158A3
                                                                                                          EP0155158B1 ES0541116A1
                                                                                                          ES0541116A5 ES0543688A1
                                                                                                          ES0543688A5 ES0551378A1
                                                                                                          ES0551378A5 ES8607075A1
                                                                                                          ES8608121A1 ES8701331A1
                                                                                                          JP02020346B4 JP60194907A2
                                                                                                          JP61176436A2 MX0163213B
                                                                                                          MX0163932B NZ0211505A
-----------------------------------------------------------------------------------------------------------------------------------
MX210257       SIMMONS CO.   MX      MX1997000992327  9/8/97    9/11/02         METHODS AND APPARATUS
                                                                                FOR FORMING POCKETED
                                                                                SPRINGS
-----------------------------------------------------------------------------------------------------------------------------------
NL0772547      SIMMONS CO.   NL      95907953.4        12/30/94  3/14/01        CONDITIONING POCKETED
                                                                                COIL SPRINGS
-----------------------------------------------------------------------------------------------------------------------------------
NZ0334528A     Simmons Co.   NZ      NZ1997000334528   9/8/1997  12/7/2000      MATTRESS COIL SPRINGS     AU0712216B2 AU4172097A1
                                                                                EACH ENCLOSED WITHIN      BR9711742A CA2265871C
                                                                                INDIVIDUAL FABRIC POCKETS CN1106342B CN1237145A
                                                                                HAVING FLAT OVERLAPPING   EP0928283A1 IL0121721A0
                                                                                SIDE SEAMS                IL0121721A1 JP00508218T2
                                                                                                          JP2000508218T2 KR0036023A
                                                                                                          NO0314395B1 NO0991134A0
                                                                                                          NO991134A NZ0334528A
                                                                                                          PL0332164A1 RU2154601C1
                                                                                                          TR9900513T2 US5749133
                                                                                                          WO9811015A1 ZA9708142A
-----------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE   COUNTRY      APP NO.      APP DATE    PUB/GRANT DATE        TITLE                        FAMILY
----------------------------------------------------------------------------------------------------------------------------------
PT0750537T     SIMMONS CO. PT      PT1994095907213   12/29/1994  4/29/2002      APARELHO PARA FABRICAR    AT0206984A AT0206984E
                                                                                COLCHOES E MOLAS DE       AT0380496B AU1551695A1
                                                                                CAIXA                     CA2185526AA DE69428717C0
                                                                                                          DE69428717T2 DK0750537T3
                                                                                                          EP0750537A1 EP0750537A4
                                                                                                          EP0750537B1 ES2164145T3
                                                                                                          FI0080484B FI0080484C
                                                                                                          FI0852324A0 FI0852324A
                                                                                                          HK1010352A1 JP10501144T2
                                                                                                          PL0316310A1 PT0750537T
                                                                                                          RU2126307C1 SE0467977B
                                                                                                          SE0467977C SE8503153A0
                                                                                                          SE8503153A US5444905
                                                                                                          WO9524987A1
----------------------------------------------------------------------------------------------------------------------------------
PT0833772      SIMMONS CO. PT      96918383.9        6/6/96      11/14/01       METHOD AND APPARATUS
                                                                                FOR FORMING STRINGS OF
                                                                                POCKETED SPRINGS
----------------------------------------------------------------------------------------------------------------------------------
PT0833772T     SIMMONS CO. PT      PT1996000918383   6/6/1996    3/28/2002      METODO PARA FORMACAO      AT0208724E AU0689724B2
                                                                                DE FIADAS DE MOLAS        AU6106196A1 BR9609004A
                                                                                CONTIDAS EM BOLSAS        CA2223799AA CA2223799C
                                                                                                          CN1088024B CN1192722A
                                                                                                          DE69617013C0 DE69617013T2
                                                                                                          DK0833772T3 EP0833772A1
                                                                                                          EP0833772A4 EP0833772B1
                                                                                                          ES2168482T3 HK1010180A1
                                                                                                          IL0122402A0 IL0122402A1
                                                                                                          JP02983641B2 JP10507957T2
                                                                                                          KR0231386B1 PL0181753B1
                                                                                                          PL0323733A1 PT0833772T
                                                                                                          RU2144490C1 US5613287
                                                                                                          WO9640557A1
----------------------------------------------------------------------------------------------------------------------------------
PT0772547T     SIMMONS CO. PT      PT1994095907953   12/30/1994  9/27/2001      MOLAS HELICOIDAIS         AT0199691E AU0718564B2
                                                                                CONDICIONADAS EM BOLSAS   AU0741385B2 AU1596395A1
                                                                                                          AU4874299A1 CA2197647AA
                                                                                                          CN1076298B CN1164215A
                                                                                                          CN1403344A CZ9700461A3
                                                                                                          DE69426892C0 DE69426892T2
                                                                                                          DK0772547T3 EP0772547A1
                                                                                                          EP0772547A4 EP0772547B1
                                                                                                          ES2156600T3 GR3035861T3
                                                                                                          HK1010358A1 HU0078091A2
                                                                                                          JP10503996T2 PL0177979B1
                                                                                                          PL0318645A1 PT0772547T
                                                                                                          RU2130412C1 US5553443
                                                                                                          US5572853 WO9605109A1
----------------------------------------------------------------------------------------------------------------------------------
SE0772547      SIMMONS CO. SE      95907953.4        12/30/94    3/14/01        CONDITIONING POCKETED
                                                                                COIL SPRINGS
----------------------------------------------------------------------------------------------------------------------------------
TR9900513T2    SIMMONS CO. TR      TR1997009900513  9/8/1997    6/21/1999       Cep i i yay yapimi        AU0712216B2 AU4172097A1
                                                                                yentemi ve cihazi.        BR9711742A CA2265871C
                                                                                                          CN1106342B CN1237145A
                                                                                                          EP0928283A1 IL0121721A0
                                                                                                          IL0121721A1 JP00508218T2
                                                                                                          JP2000508218T2 KR0036023A
                                                                                                          NO0314395B1 NO991134A0
                                                                                                          NO991134A NZ0334528A
                                                                                                          PL0332164A1 RU2154601C1
                                                                                                          TR9900513T2 US5749133
                                                                                                          WO9811015A1 ZA9708142A
----------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE   COUNTRY      APP NO.      APP DATE    PUB/GRANT DATE        TITLE                        FAMILY
----------------------------------------------------------------------------------------------------------------------------------
UA49839        SIMMONS CO. UA      UAB98010038/M     6/6/96      10,15/02       METHOD AND APPARATUS
                                                                                FOR FORMING STRINGS OF
                                                                                POCKETED SPRINGS
----------------------------------------------------------------------------------------------------------------------------------
US5186435      SIMMONS CO. US      US1991000637290   1/3/1991    2/16/1993      Apparatus for compressing CA2047438AA CA2047438C
                                                                                a spring                  IL0100516A0 JP03416852B2
                                                                                                          JP04266443A2 US5186435
                                                                                                          US5509887
----------------------------------------------------------------------------------------------------------------------------------
US5444905      SIMMONS CO. US      US1994000212235   3/14/1994   8/29/1995      Apparatus for             AT0206984A AT0206984E
                                                                                manufacturing mattresses  AT0380496B AU1551695A1
                                                                                and box springs           CA2185526AA DE69428717C0
                                                                                                          DE69428717T2 DK0750537T3
                                                                                                          EP0750537A1 EP0750537A4
                                                                                                          EP0750537B1 ES2164145T3
                                                                                                          FI0080484B FI0080484C
                                                                                                          FI0852324A0 FI0852324A
                                                                                                          HK1010352A1 JP10501144T2
                                                                                                          PL0316310A1 PT0750537T
                                                                                                          RU2126307C1 SE0467977B
                                                                                                          SE0467977C SE8503153A0
                                                                                                          SE8503153A US5444905
                                                                                                          WO9524987A1
----------------------------------------------------------------------------------------------------------------------------------
US4565046      SIMMONS CO. US      US1984000685573   12/24/1984  1/21/1986      Apparatus for
                                                                                manufacturing pocketed
                                                                                coils
----------------------------------------------------------------------------------------------------------------------------------
US5509887      SIMMONS CO. US      US 1995000424552  4/17/1995   4/23/1996      Apparatus for pocketed    CA2047438AA CA2047438C
                                                                                coils construction having IL0100516AO JP03416852B2
                                                                                improved tracking         JP04266443A2 US5186435
                                                                                characteristics           US5509887
----------------------------------------------------------------------------------------------------------------------------------
US6408469      SIMMONS CO. US      US2000000742126   12/22/2000  6/25/2002      Bed construction with     AU0126384A5 CA2355233AA
                                                                                reduced sagging           EP1259142A1 US6243900
                                                                                                          US6408469B1 US6408469
                                                                                                          US20010008030A1
                                                                                                          US20020184712A1
                                                                                                          WO0150925A1 WO2056736A2
                                                                                                          W02056736A3
----------------------------------------------------------------------------------------------------------------------------------

PATENTS                                                          SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.  ASSIGNEE   COUNTRY      APP NO.      APP DATE    PUB/GRANT DATE        TITLE                        FAMILY
------------------------------------------------------------------------------------------------------------------------------------
US5105488      SIMMONS CO. US      US 1990000510692  4/18/1990   4/21/1992      Bedding configuration     DE69115549CO DE69115549T2
                                                                                having variable support   DE69129702CO DE69129702T2
                                                                                characteristics           DK0453363T3 DK0611010T3
                                                                                                          EP0453363A1 EP0453363B1
                                                                                                          EP0453363TD EP0611010A1
                                                                                                          EP0611010B1 ES2029982T1
                                                                                                          ES2029982T3 FI0095197B
                                                                                                          FI0095197C FI0104880B1
                                                                                                          FI0911866A0 FI0911866A
                                                                                                          FI0942506A0 FI0942506A
                                                                                                          HK1007942A1 HK1010322A1
                                                                                                          IL0097858A0 IL0097858A1
                                                                                                          US5105488
------------------------------------------------------------------------------------------------------------------------------------
US5165125      SIMMONS CO. US      US1991000781347   10/22/1991  11/24/1992     Bedding system including  US5165125
                                                                                spring characteristics
                                                                                having limiting membrane
------------------------------------------------------------------------------------------------------------------------------------
US4803742      SIMMONS CO. US      US198600872338    6/9/1986    2/14/1989      Convertible Bed
------------------------------------------------------------------------------------------------------------------------------------
US5144707      SIMMONS CO. US      US1991000673203   3/21/1991   9/8/1992       Flotation system          IL0100517A0 IL0100517A1
                                                                                including improved        JP04325114A2 US5144707
                                                                                locking features
------------------------------------------------------------------------------------------------------------------------------------
US5499414      SIMMONS CO. US      US1994000238835   5/5/1994    3/19/1996      Innerspring construction   AU2475395A1 CA2189533AA
                                                                                ncluding improved edge    US5499414 W09530362A1
                                                                                characteristics
------------------------------------------------------------------------------------------------------------------------------------
US5469589      SIMMONS CO. US      US1995000399167   3/2/1995    11/28/1995     Knock down foundation for AU3213495A1 US5469589
                                                                                a bed                     WO9626659A1
------------------------------------------------------------------------------------------------------------------------------------

PATENTS

                                                                 SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY       APP NO.       APP DATE  PUB/GRANT DATE         TITLE                 FAMILY
---------------------------------------------------------------------------------------------------------------------------------
US5557813       SIMMONS CO.  US       US 1995000398227  3/3/1995   9/24/1996       Knock down mattress  AU3322695A1 US5557813
                                                                                   system               W09627313A1
---------------------------------------------------------------------------------------------------------------------------------
US5311624       SIMMONS CO.  US       US 1993000025022  3/1/1993   5/17/1994       Mattress having      US5311624
                                                                                   2-ply moisture
                                                                                   barrier and
                                                                                   replaceable
                                                                                   upholstery
---------------------------------------------------------------------------------------------------------------------------------
US5572853       SIMMONS CO.  US       US1994000304921   8/15/1994  11/12/1996      Method and           AT0199691E AU0718564B2
                                                                                   apparatus for        AU0741385B2 AU1596395A1
                                                                                   conditioning         AU4874299A1 CA2197647AA
                                                                                   pocketed coil        CN1076298B CN1164215A
                                                                                   springs              CN1403344A CZ9700461A3
                                                                                                        DE69426892C0 DE69426892T2
                                                                                                        DK0772547T3 EP0772547A1
                                                                                                        EP0772547A4 EP0772547B1
                                                                                                        ES2156600T3 GR3035861T3
                                                                                                        HK1010358A1 HU0078091A2
                                                                                                        JP10503996T2 PL0177979B1
                                                                                                        PL0318645A1 PT0772547T
                                                                                                        RU2130412C1 US5553443
                                                                                                        US5572853 WO9605109A1
---------------------------------------------------------------------------------------------------------------------------------
US5749133       SIMMONS CO.  US       US1996000711484   9/10/1996  5/12/1998       Method and           AU0712216B2 AU4172097A1
                                                                                   apparatus for        BR9711742A CA2265871C
                                                                                   forming strings      CN1106342B CN1237145A
                                                                                   of pocketed          EP0928283A1 IL0121721A0
                                                                                   springs              IL0121721A1 JP00508218T2
                                                                                                        JP2000508218T2 KR0036023A
                                                                                                        NO0314395B1 NO0991134A0
                                                                                                        NO0991134A NZ0334528A
                                                                                                        PL0332164A1 RU2154601C1
                                                                                                        TR9900513T2 US5749133
                                                                                                        WO9811015A1 ZA9708142A
---------------------------------------------------------------------------------------------------------------------------------
US5621935       SIMMONS CO.  US       US1994000302417   9/8/1994   4/22/1997       Method and           AU1510695A1 EP0779789A1
                                                                                   apparatus for        US5621935 WO9607345A1
                                                                                   providing improved
                                                                                   pocketed
                                                                                   nnerspring
                                                                                   constructions
---------------------------------------------------------------------------------------------------------------------------------
US5553443       SIMMONS CO.  US     US1995000461111     6/5/1995   9/10/1996       Method for creating  AT0199691E AU07418564B2
                                                                                   strings of           AU0741385B2  AU1596395A1
                                                                                   pocketed coil        AU4874299A1 CA2197647AA
                                                                                   springs              CN1076298B CN1164215A
                                                                                                        CN1403344A CZ9700461A3
                                                                                                        DE69426892C0 DE69426892T2
                                                                                                        DK0772547T3 EP0772547A1
                                                                                                        EP0772547A4 EP0772547B1
                                                                                                        ES2156600T3 GR3035861T3
                                                                                                        HK1010358A1 HU0078091A2
                                                                                                        JP10503996T2 PL0177979B1
                                                                                                        PL0318645A1 PT0772547T
                                                                                                        RU2130412C1 US5553443
                                                                                                        US5572853 WO9605109A1
---------------------------------------------------------------------------------------------------------------------------------

PATENTS

                                                              SCHEDULE 4.7(C) TO
                                                   PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY       APP NO.      APP DATE   PUB/GRANT DATE         TITLE                 FAMILY
---------------------------------------------------------------------------------------------------------------------------------
US5613287       SIMMONS CO.  US       US 1995000478915  6/7/1995   3/25/1997       METHOD FOR FORMING   AT0208724E AU0689724B2
                                                                                   STRINGS OF POCKETED  AU6106196A1 BR9609004A
                                                                                   SPRINGS+G113         CA2223799AA CA2223799C
                                                                                                        CN1088024B CN1192722A
                                                                                                        DE69617013C0 DE69617013T2
                                                                                                        DK0833772T3 EP0833772A1
                                                                                                        EP0833772A4 EP0833772B1
                                                                                                        ES2168482T3 HK1010180A1
                                                                                                        IL0122402A0 1L0122402A1
                                                                                                        JP02983641B2 JP10507957T2
                                                                                                        KR0231386B1 PL0181753B1
                                                                                                        PL0323733A1 PT0833772T
                                                                                                        RU2144490C1 US5613287
                                                                                                        WO9640557A1
---------------------------------------------------------------------------------------------------------------------------------
US5471725       SIMMONS CO.  US       US 1994000238814  5/6/1994   12/5/1995       Method for           AU1556295A1 CA2189549AA
                                                                                   manufacturing        CA2189549C RU2129526C1
                                                                                   mattresses or        US5471725 W09530622A1
                                                                                   box springs,
                                                                                   including
                                                                                   improved spring
                                                                                   transfer
---------------------------------------------------------------------------------------------------------------------------------
US4854023       SIMMONS CO.  US       US 1998000205920  6/13/1988  8/8/1989        Method for           US4986518
                                                                                   providing pocketed
                                                                                   coil strings having
                                                                                   a flat overlay side
                                                                                   seam
---------------------------------------------------------------------------------------------------------------------------------
USRE36142       SIMMONS CO.  US       US 1997000919655  8/28/1997  3/16/1999       Method of            AU0699270B2 AU3365495A1
                                                                                   packaging            BR9510568A CA2217645AA
                                                                                   resiliently          CN1186472A EP0817749A1
                                                                                   compressible         EP0817749A4 JP11500692T2
                                                                                   articles             KR0231225B1 PL0322685A1
                                                                                                        RU2133211C1 US5622030
                                                                                                        USRE36142 WO9631400A1
---------------------------------------------------------------------------------------------------------------------------------
US6263532       SIMMONS CO.  US       US 2000000504411  2/15/2000  7/24/2001       Methods and          AU0134967A5O US6263532B1
                                                                                   apparatus for        US6263532 WO0160213A1
                                                                                   refurbishing
                                                                                   bedding mattresses
---------------------------------------------------------------------------------------------------------------------------------
US5987678       SIMMONS CO.  US       US 1995000438888  5/10/1995  11/23/1999      MULTIPLE             AT0235850E AU0695946B2
                                                                                   FIRMNESS             AU3590395A1 BR9510583A
                                                                                   MATTRESS+G17         CA2223750AA CA2223750C
                                                                                                        CN1191473A DE69530230C0
                                                                                                        DK0828445T3 EP0828445A1
                                                                                                        EP0828445A4 EP0828445B1
                                                                                                        ES2191713T3 JP10509367T2
                                                                                                        KR0249977B1 PT0828445T
                                                                                                        RU2135061C1 US5987678
                                                                                                        WO9635356A1
---------------------------------------------------------------------------------------------------------------------------------

                                  Page 17 of 19

PATENTS

                                                                 SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY       APP NO.      APP DATE   PUB/GRANT DATE         TITLE                 FAMILY
---------------------------------------------------------------------------------------------------------------------------------
US6243900       SIMMONS CO.  US       US2000000482591   36538      37054           One-sided mattress   AU0126384A5 CA2355233AA
                                                                                   construction         EP1259142A1 US6243900B1
                                                                                                        US6243900 US6408469
                                                                                                        US20010008030A1
                                                                                                        US20020184712A1
                                                                                                        WO0150925A1 WO2056736A2
                                                                                                        WO2056736A3
---------------------------------------------------------------------------------------------------------------------------------
US6098224       SIMMONS CO.  US       US1998000165937   10/2/1998  8/8/2000        Pillow top mattress  AU0744966B2 AU6165699A1
                                                                                   assemblies           CA2345768AA EP1115310A1
                                                                                                        EP1115310A4 IL0142351AO
                                                                                                        JP2002526133T2 NZ0510859A
                                                                                                        US6098224 WO0019866A1
                                                                                                        ZA0102691A
---------------------------------------------------------------------------------------------------------------------------------
US4986518       SIMMONS CO.  US       US1989000354482   5/19/1989  1/22/1991       Pocketed coil        US4854023
                                                                                   strings having a
                                                                                   flat overlay side
                                                                                   seam
---------------------------------------------------------------------------------------------------------------------------------
US6216292       SIMMONS CO.  US       US1999000348140   7/6/1999   4/17/2001       Protective mattress  US6014782 US6216292
                                                                                   cover with apron
---------------------------------------------------------------------------------------------------------------------------------
US5974993       SIMMONS CO.  US       US1997000941690   10/1/1997  11/2/1999       Quilted border       AU9587698A1
                                                                                   winder apparatus,    JP2003517404T2
                                                                                   system and method    US5974993 WO9916951A1
---------------------------------------------------------------------------------------------------------------------------------
US5940908       SIMMONS CO.  US       US1997000951248   10/16/1997 8/24/1999       Reinforced bedding   AU9513098A1
                                                                                   foundations          JP2003517850T2
                                                                                                        US5940908 WO9920158A1
---------------------------------------------------------------------------------------------------------------------------------

PATENTS

                                                                 SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PUB/PATENT NO.   ASSIGNEE    COUNTRY       APP NO.       APP DATE   PUB/GRANT DATE         TITLE                 FAMILY
----------------------------------------------------------------------------------------------------------------------------------
US3847379       SIMMONS CO.  US       US1972000218842   1/18/1972   11/12/1974      UPHOLSTERY SPRING    US3847379
                                                                                    COIL
----------------------------------------------------------------------------------------------------------------------------------
ZA9708142A      SIMMONS CO.  ZA       ZA1997000008142   9/10/1997   3/3/1998        METHOD AND           AU0712216B2 AU4172097A1
                                                                                    APPARATUS            BR9711742A CA2265871C
                                                                                    FOR FORMING STRINGS  CN1106342B CN1237145A
                                                                                    OF POCKETED          EP0928283A1 IL0121721A0
                                                                                    SPRINGS.             IL0121721A1 JP00508218T2
                                                                                                         JP2000508218T2
                                                                                                         KR0036023A NO0314395B1
                                                                                                         NO0991134A0 NO0991134A
                                                                                                         NZ0334528A PL0332164A1
                                                                                                         RU2154601C1 TR9900513T2
                                                                                                         US5749133 WO9811015A1
                                                                                                         ZA9708142A
----------------------------------------------------------------------------------------------------------------------------------
ZA0102691A      SIMMONS CO.  ZA       ZA2001000002691   4/2/2001    10/2/2002       Pillow top mattress  AU0744966B2 AU6165699A1
                                                                                    assemblies.          CA2345768AA EP1115310A1
                                                                                                         EP1115310A4 IL0142351A0
                                                                                                         JP2002526133T2
                                                                                                         NZ0510859A
                                                                                                         US6098224 WO0019866A1
                                                                                                         ZA0102691A
----------------------------------------------------------------------------------------------------------------------------------
IL0122402A1     SIMMONS CO.  IL       IL1996000122402   6/6/1996    2/22/2001       METHOD OF FORMING A  AT0208724E AU0689724B2
                                                                                    STRING OF COIL       AU6106196A1 BR9609004A
                                                                                    SPRINGS              CA2223799AA CA2223799C
                                                                                                         CN1088024B CN1192722A
                                                                                                         DE69617013C0
                                                                                                         DE69617013T2 DK0833772T3
                                                                                                         EP0833772A1 EP0833772A4
                                                                                                         EP0833772B1 ES2168482T3
                                                                                                         HK1010180A1
                                                                                                         IL0122402A0 IL0122402A1
                                                                                                         JP02983641B2
                                                                                                         JP10507957T2 KR0231386B1
                                                                                                         PL0181753B1 PL0323733A1
                                                                                                         PT0833772T RU2144490C1
                                                                                                         US5613287 WO9640557AI
----------------------------------------------------------------------------------------------------------------------------------
F10104880B1     SIMMONS CO.  FI       FI1994000002506   5/27/1994   4/28/2000       VUODEALUSTAN         DE69115549C0 DE69115549T2
                                                                                    RAKENNE, JOSSA ON    DE69129702C0 DE69129702T2
                                                                                    VAIHTELEVAT          DK0453363T3 DK0611010T3
                                                                                    TUKIOMINAISUUDET     EP0453363A1 EP0453363B1
                                                                                                         EP0453363TD EP0611010A1
                                                                                                         EP0611010B1 ES2029982T1
                                                                                                         ES2029982T3 FI0095197B
                                                                                                         FI0095197C FI0104880B1
                                                                                                         FI0911866A0 FI0911866A
                                                                                                         FI0942506A0 FI0942506A
                                                                                                         HK1007942A1 HK1010322A1
                                                                                                         IL0097858A0 IL0097858A1
                                                                                                         US5105488
----------------------------------------------------------------------------------------------------------------------------------
IL0100516AO     SIMMONS      IL       IL1991000100516   12/26/1991  9/6/1992        IMPROVED METHOD AND  CA2047438AA CA2047438C
                COMPANY                                                             APPARATUS FOR        IL0100516A0 JP03416852B2
                U.S.A.                                                              MAKING A SERIES OF   JP04266443A2 US5186435
                                                                                    POCKETED COIL        US5509887
                                                                                    SPRINGS
----------------------------------------------------------------------------------------------------------------------------------

PENDING PATENT APPLICATIONS                                      SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

 PAT. NO.     ASSIGNEE    COUNTRY      APP. NO.       APP. DATE                               TITLE
-------------------------------------------------------------------------------------------------------------------------------
Pending                      BB     BB81/749         10-Jan-2001   BED CONSTRUCTION WITH REDUCED SAGGING
Pending                      BR     BRPI0107619-1    10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      EP     EP99948491.8     28-Sep-1999   PILLOW TOP MATTRESS ASSEMBLIES
Pending                      HK     HK02109371.8     10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      HK     HK03105292.1     22-Jul-2003   METHOD AND APPARATUS FOR CONDITIONING POCKETED COIL SPRINGS
Pending                      HK     HK99105073.1     08-Sep-1997   METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS
Pending                      HK     HK02100439.7     28-Sep-1999   PILLOW TOP MATTRESS ASSEMBLIES
Pending                      IL     IL150596         04-Jul-2002   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      IN     IN1244/DEL/96    06-Jun-1996   METHOD AND APPARATUS FOR FORMING STRINGS OF POCKETED SPRINGS
Pending                      IN     IN2545/del/97    08-Sep-1997   METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS
JP10501144                   JP     JP524010/95      29-Dec-1994   APPARATUS FOR MANUFACTURING MATTRESSES AND BOX SPRINGS
Pending                      JP     JP2001-551356    10-Jan-2001   BED CONSTRUCTION WITH REDUCED SAGGING
Pending                      JP     JP8-507273       30-Dec-1994   CONDITIONING POCKETED COIL SPRINGS
Pending                      JP     JP2000-516573    29-Sep-1998   IMPROVED REINFORCED BEDDING FOUNDATIONS
Pending                      MA     MA26723          10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      MX     MX006808         10-Jul-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      MX     MX953428         07-Aug-1995   CONDITIONING POCKETED COIL SPRINGS
Pending                      MX     MX2001/003406    23-Sep-1999   PILLOW TOP MATTRESS ASSEMBLIES
Allowed                      MY     MYPI96002289     06-Jun-1996   METHOD AND APPARATUS FOR FORMING STRINGS OF POCKETED SPRINGS

PENDING PATENT APPLICATIONS                                      SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

PAT. NO.      ASSIGNEE    COUNTRY      APP. NO.       APP. DATE                               TITLE
----------------------------------------------------------------------------------------------------------------------------
Pending                      NZ     NZ520056         10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      SG     SG200204247-1    10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      TH     TH039531         08-Sep-1997   METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS
Pending                      TT     TT2002/00123     10-Jan-2001   BED CONSTRUCTION HAVING REDUCED SAGGING
Pending                      US     US10/442512      21-May-2003   ADJUSTABLE BED SHIELDS
Pending                      US     US10/371177      19-Feb-2003   BRAIDED WIRE COIL
Pending                      US     US10/413789      14-Apr-2003   CASSETTE BED
Pending                      US     US60/512493      17-Oct-2003   HINGED FOAM ASSEMBLY FOR MATTRESS MANUFACTURING
Pending                      US     US60/512496      17-Oct-2003   IMPROVED MATTRESS ASSEMBLY USING ADHESIVE PATCHES
Pending                      US     US10/384364      07-Mar-2003   LOW PROFILE MATTRESS
Pending                      US     US10/671903      26-Sep-2003   MATTRESS CENTER RIDGE COMPENSATOR
Pending                      US     US29/192105      17-Oct-2003   MATTRESS COVER QUILT PATTERN
Pending                      US     US29/192103      17-Oct-2003   MATTRESS COVER QUILT PATTERN
Pending                      US     US29/192104      17-Oct-2003   MATTRESS COVER QUILT PATTERN
Pending                      US     US60/511372      14-Oct-2003   METHOD FOR MANUFACTURING A FOAM CORE HAVING CHANNEL CUTS
Pending                      US     US10/661363      12-Sep-2003   METHODS FOR MANUFACTURING COIL SPRINGS
Pending                      US     US60/437524      31-Dec-2002   METHODS FOR MANUFACTURING FOAM ENCASED MATTRESSES
Pending                      US     US10/661327      12-Sep-2003   ONE-SIDED MATTRESS
Pending                      US     NOT YET          12-Sep-2003   SELF-CONTAINED ARTICULATED MATTRESS
                                    ASSIGNED A
                                    NUMBER.

PENDING PATENT APPLICATIONS                                      SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

 PAT. NO.         ASSIGNEE     COUNTRY     APP. NO.      APP. DATE                             TITLE
------------------------------------------------------------------------------------------------------------------------------------
Pending                           US    US10/268747     10-Oct-2002  TITANIUM MATTRESS MEMBER
Pending                           WO    WOUS03/21815    11-Jul-2003  PLASTIC MATTRESS FOUNDATION
Pending       Dreamwell, Ltd.     JP    JP513684/1998   08-Sep-1997  METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS
Pending       Dreamwell, Ltd.     JP    JP2003-78309    20-Mar-2003  PERIMETER STIFFENING SYSTEM FOR LATEX FOAM MATTRESS
JP2002526133  Dreamwell, Ltd.     JP    JP573230/2000   28-Sep-1999  PILLOW TOP MATTRESS ASSEMBLIES
JP2003517404  Dreamwell, Ltd.     JP    JP514004/2000   28-Sep-1998  QUILTED BORDER WINDER APPARATUS, SYSTEM AND METHOD
Pending       Dreamwell, Ltd.     KR    KR2002-7008905  10-Jan-2001  BED CONSTRUCTION HAVING REDUCED SAGGING
Pending       Dreamwell, Ltd.     MX    MX953772        31-Aug-1995  CHEVRON PATENT
Pending       Dreamwell, Ltd.     MY    MY97004196      08-Sep-1997  METHODS AND APPARATUS FOR FORMINGPOCKETED SPRINGS
Pending       Dreamwell, Ltd.     US    US10/274441     17-Oct-2002  CHANNEL-CUT CUSHION SUPPORTS
Pending       Dreamwell, Ltd.     US    US10/274440     17-Oct-2002  FLEXIBLE BORDER ROD ASSEMBLY
Pending       Dreamwell, Ltd.     US    US10/193770     10-Jul-2002  MATTRESS AND BED ASSEMBLY PROVIDING AN ENLARGED SLEEPING
                                                                     SURFACE AREA
Pending       Dreamwell, Ltd.     US    US09/788779     20-Feb-2001  MATTRESS PACKAGING
Pending       Dreamwell, Ltd.     US    US10/272346     15-Oct-2002  MATTRESS SIZING AND DISPLAY APPARATUS
Pending       Dreamwell, Ltd.     US    US29/169254     15-Oct-2002  MATTRESS SIZING AND DISPLAY APPARATUS
Pending       Dreamwell, Ltd.     US    US09/974106     09-Oct-2001  METHOD AND APPARATUS FOR STORING AND TRANSPORTING STRINGS OF
                                                                     POCKETED COILS
Pending       Dreamwell, Ltd.     US    US10/437277     12-May-2003  METHOD AND SYSTEM FOR ANALYZING MOTION TRANSFERRED TO A SUBJECT
                                                                     ON A SLEEPING SURFACE
Pending       Dreamwell, Ltd.     US    US10/102276     20-MAR-2002  PERIMETER STIFFENING SYSTEM FOR A FOAM MATTRESS

PENDING PATENT APPLICATIONS                                      SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

  PAT. NO.        ASSIGNEE      COUNTRY     APP. NO.       APP. DATE                             TITLE
-------------------------------------------------------------------------------------------------------------------------------
Pending        Dreamwell, Ltd.     US    US10/617946      11-Jul-2003  PLASTIC MATTRESS FOUNDATION
Pending        Dreamwell, Ltd.     US    US10/366996      14-Feb-2003  QUILT COMPONENTS FOR FIRE BARRIER FABRIC
Pending        Dreamwell, Ltd.     US    US10/274455      17-Oct-2002  QUILTED MATTRESS COVER WITH INVERTED SEAM
Pending        Dreamwell, Ltd.     WO    WOUS03/11597     14-Apr-2003  CASSETTE BED
WO03075716A2   Dreamwell, Ltd.     WO    WOUS03/06996     3/7/2003     LOW PROFILE MATTRESS
Pending        Dreamwell, Ltd.     ZA    ZA2002/5525      10-Jan-2002  BED CONSTRUCTION WITH REDUCED SAGGING
Pending        Dreamwell, Ltd.     ZA    ZA2003/5279      14-Jan-2002  MATTRESS AND BED ASSEMBLY PROVIDING AN ENLARGED SLEEPING
                                                                       SURFACE AREA
AU0126384A5    Simmons Co.         AU    AU2001000026384  1/10/2001    BED CONSTRUCTION WITH REDUCED SAGGING
CA2185526AA    Simmons Co.         CA    CA2185526       12/29/1994    APPARATUS FOR MANUFACTURING MATTRESSES AND BOX SPRINGS
CA2355233AA    Simmons Co.         CA    CA2355233        1/10/2001    BED CONSTRUCTION WITH REDUCED SAGGING
CA2197647AA    Simmons Co.         CA    CA2197647        12/30/1994   CONDITIONING POCKETED COIL SPRINGS
CA2345768AA    Simmons Co.         CA    CA2345768        9/28/1999    PILLOW TOP MATTRESS ASSEMBLIES
CA2189533AA    Simmons Co.         CA    CA2189533       5/5/1995      TORSION BAR EDGE SUPPORT
CN1191473A     Simmons Co.         CN    CN95197916.7     9/15/1995    MULTIPLE FIRMNESS MATTRESS
CZ9700461A3    Simmons Co.         CZ    CZPV461/97       12/30/1994   CONDITIONING POCKETED COIL SPRINGS
EP928283       Simmons Co.         EP    EP97939688.4     9/8/1997     METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS
IL0142352AO    Simmons Co.         IL    IL142351         10/1/1999    PILLOW TOP MATTRESS ASSEMBLIES
PL0332164A1    Simmons Co.         PL    PL332164         9/8/1997     METHODS AND APPARATUS FOR FORMING POCKETED SPRINGS

PENDING PATENT APPLICATIONS                                      SCHEDULE 4.7(C)
                                                TO PLEDGE AND SECURITY AGREEMENT

  PAT. NO.         ASSIGNEE     COUNTRY  APP. NO.      APP. DATE                 TITLE
-----------------------------------------------------------------------------------------------------
US2002018471 2A1  Simmons Co.    US     US10/152249  5/21/2002  BED CONSTRUCTION WITH REDUCED SAGGING

                                SCHEDULE 4.7(D)
                                PATENT LICENSES

NONE.

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

                           SIMMONS TRADEMARK SCHEDULE

            TRADEMARK                    COUNTRY              OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
NIGHTS AND DAYS BY SIMMONS*              France               CVL               033226927             5/14/2003         Pending
BACKCARE                                 Argentina            Dreamwell Ltd.    1.663.639             4/1/1998          Registered
BEAUTYREST                               Argentina            Dreamwell Ltd.    1.450.050             6/30/1961         Registered
S SIMMONS (S AND GLOBE DESIGN)           Argentina            Dreamwell Ltd.    1.736.544             5/17/1999         Registered
SIMFLEX                                  Argentina            Dreamwell Ltd.    1.573.311             8/29/1995         Registered
SIMMONS (STYLIZED)                       Argentina            Dreamwell Ltd.    1.684,134             8/27/1998         Registered
1/3 YOUR LIFE IS SPENT IN BED SIMMONS    Australia            Dreamwell Ltd.    29624                 11/23/1920        Registered
COMPANY**
AIRPEDIC                                 Australia            Dreamwell Ltd.    862018                1/3/2001          Registered
BABYBEAUTY**                             Australia            Dreamwell Ltd.    167823                7/14/1961         Registered
BABYREST**                               Australia            Dreamwell Ltd.    167824                7/14/1961         Registered
BEAUTY SLEEP                             Australia            Dreamwell Ltd.    40933                 2/10/1925         Registered
BEAUTYREST                               Australia            Dreamwell Ltd.    722513                11/22/1996        Registered
BEAUTYREST                               Australia            Dreamwell Ltd.    98523                 4/14/1949         Registered
DEEPSLEEP                                Australia            Dreamwell Ltd.    98527                 4/14/1949         Registered
HIDE-A-BED                               Australia            Dreamwell Ltd.    98524                 4/14/1949         Registered
MAXIPEDIC                                Australia            Dreamwell Ltd.    311586                9/26/1977         Registered
S AND HOUSE                              Australia            Dreamwell Ltd.    257191                4/4/1972          Registered
SIMFLEX                                  Australia            Dreamwell Ltd.    173241                4/16/1962         Registered
SIMFLEX                                  Australia            Dreamwell Ltd.    648902                12/19/1994        Registered
SIMFOAM                                  Australia            Dreamwell Ltd.    165927                3/29/1961         Registered
SIMMONS                                  Australia            Dreamwell Ltd.    165802                3/23/1961         Registered
SIMMONS                                  Australia            Dreamwell Ltd.    722512                11/22/1996        Registered
SIMMONS & S and GLOBE DEVICE             Australia            Dreamwell Ltd.    742955                9/1/1997          Registered
THE DO-NOT-DISTURB MATTRESS              Australia            Dreamwell Ltd.    727240                2/5/1997          Registered
BEAUTYREST                               Bahrain              Dreamwell Ltd.    Not Available         Not Available     Unfiled
POCKETED COIL                            Bahrain              Dreamwell Ltd.    Not Available         Not Available     Unfiled
SIMMONS                                  Bahrain              Dreamwell Ltd.    Not Available         Not Available     Unfiled
SIMMONS                                  Barbados             Dreamwell Ltd.    81/14272              11/10/2000        Registered
BEAUTYREST Label                         Botswana             Dreamwell Ltd.    SA 12398              10/13/1992        Registered
LUXURYBEDS - LOGO (DESIGN)               Canada               Dreamwell Ltd.    1071240               8/15/2000         Pending
THE MOST COMFORTABLE PLACE IN THE WORLD  Canada               Dreamwell Ltd.    898696                12/7/1998         Allowed
BACKCARE                                 Chile                Dreamwell Ltd.    Not Available         Not Available     Unfiled
BACKCARE                                 Costa Rica           Dreamwell Ltd.    Not Available         9/9/2003          Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                          COUNTRY        OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
BACKGUARD                                Costa Rica           Dreamwell Ltd.    Not Available         9/9/2003          Pending
DEEP SLEEP                               Costa Rica           Dreamwell Ltd.    Not Available         9/9/2003          Pending
S & GLOBE DESIGN                         Costa Rica           Dreamwell Ltd.    Not Available         9/9/2003          Pending
S AND GLOBE DESIGN                       Dominican Republic   Dreamwell Ltd.    97889                 7/15/1998         Registered
BACKGUARD                                El Salvador          Dreamwell Ltd.    E-41409-03            8/27/2003         Pending
DEEP SLEEP                               El Salvador          Dreamwell Ltd.    E-41410-03            8/27/2003         Pending
BACKCARE                                 Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
Backguard                                Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
BEAUTYREST                               Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
DEEP SLEEP                               Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
S & GLOBE DESIGN                         Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
SIMMONS                                  Guatemala            Dreamwell Ltd.    Not Available         Not Available     Unfiled
BACKCARE                                 Honduras             Dreamwell Ltd.    22458-2003            9/5/2003          Pending
BACKGUARD                                Honduras             Dreamwell Ltd.    22466-2003            9/5/2003          Pending
BEAUTYREST                               Honduras             Dreamwell Ltd.    22460-2003            9/5/2003          Pending
DEEP SLEEP                               Honduras             Dreamwell Ltd.    22461-2003            9/5/2003          Pending
S & GLOBE                                Honduras             Dreamwell Ltd.    22457-2003            9/5/2003          Pending
SIMMONS                                  Honduras             Dreamwell Ltd.    22462-2003            9/5/2003          Pending
SLUMBERLAND                              Illinois             Dreamwell Ltd.    59006                 9/19/1986         Registered
BACKCARE                                 Ireland              Dreamwell Ltd.    2003/00772            4/30/2003         Pending
BEAUTYREST                               Ireland              Dreamwell Ltd.    2003/00771            4/30/2003         Pending
S & GLOBE                                Ireland              Dreamwell Ltd.    2003/00770            4/30/2003         Pending
SIMMONS                                  Ireland              Dreamwell Ltd.    2003/00769            4/30/2003         Pending
BACKCARE                                 Israel               Dreamwell Ltd.    164226                5/4/2003          Pending
BEAUTYREST                               Israel               Dreamwell Ltd.    67463                 3/31/1992         Registered
POCKETED COIL                            Israel               Dreamwell Ltd.    155026                2/3/2002          Pending
S AND GLOBE DESIGN                       Israel               Dreamwell Ltd.    156617                5/5/2003          Registered
S AND HOUSE DESIGN                       Israel               Dreamwell Ltd.    35243                 3/31/1972         Registered
SIMMONS                                  Israel               Dreamwell Ltd.    67462                 3/31/1992         Registered
SIMMONS STYLE                            Israel               Dreamwell Ltd.    164228                5/4/2003          Pending
BACKCARE                                 Italy                Dreamwell Ltd.    RM2003C000236         1/17/2003         Pending
BACKCARE KIDS                            Italy                Dreamwell Ltd.    RM2003C000235         1/17/2003         Pending
BACKCARE                                 Jamaica              Dreamwell Ltd.    44,001                6/12/2003         Pending
DEEP SLEEP                               Jamaica              Dreamwell Ltd.    44,000                6/12/2003         Pending
HIDE-A-BED                               Jamaica              Dreamwell Ltd.    43,999                6/12/2003         Pending
POCKETED COIL                            Jamaica              Dreamwell Ltd.    44,002                6/12/2003         Pending
SIMMONS                                  Jamaica              Dreamwell Ltd.    44,003                6/12/2003         Pending
BACKCARE**                               Japan                Dreamwell Ltd.    2099524               12/19/1988        Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                    COUNTRY              OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
BACKCARE                                 Japan                Dreamwell Ltd.    2055406               1/24/1988         Registered
BACKCARE (KATAKANA)                      Japan                Dreamwell Ltd.    4291586               7/9/1999          Registered
BEAUTYREST**                             Japan                Dreamwell Ltd.    2099522               12/19/1988        Registered
BEAUTYREST**                             Japan                Dreamwell Ltd.    0609811               4/25/1963         Registered
BEAUTYREST                               Japan                Dreamwell Ltd.    1749444               2/27/1985         Registered
BEAUTYREST (KATAKANA)                    Japan                Dreamwell Ltd.    4291585               7/9/1999          Registered
BEAUTYREST (KATAKANA)                    Japan                Dreamwell Ltd.    727211                12/16/1966        Registered
BEAUTYREST.COM (KATAKANA)                Japan                Dreamwell Ltd.    4475913               5/25/2001         Registered
BETTER SLEEP THROUGH SCIENCE             Japan                Dreamwell Ltd.    4368124               3/17/2000         Registered
CUSTOM SIMMONS                           Japan                Dreamwell Ltd.    4274508               5/21/1999         Registered
DEEPSLEEP (KATAKANA)                     Japan                Dreamwell Ltd.    4297179               7/23/1999         Registered
FIVE ZONES FOR YOUR BONES                Japan                Dreamwell Ltd.    4368125               3/17/2000         Registered
GRACE SIMMONS & KATAKANA                 Japan                Dreamwell Ltd.    4274509               5/21/1999         Registered
HIDE-A-BED                               Japan                Dreamwell Ltd.    702448                3/25/1996         Registered
HIDE-A-BED (KATAKANA)                    Japan                Dreamwell Ltd.    762695                11/24/1997        Registered
LADY SIMMONS & KATAKANA                  Japan                Dreamwell Ltd.    1842060               2/28/1996         Registered
LADY SIMMONS & KATAKANA                  Japan                Dreamwell Ltd.    4450126               2/2/2001          Registered
LUNA SIMMONS IN ENGLISH AND KATAKANA     Japan                Dreamwell Ltd.    4619653               11/15/2002        Registered
MAXIPEDIC (ENGLISH & KATAKANA)           Japan                Dreamwell Ltd.    4271966               5/14/1999         Registered
MY HEALTH & KATAKANA                     Japan                Dreamwell Ltd.    4681027               6/13/2003         Registered
S AND GLOBE DESIGN                       Japan                Dreamwell Ltd.    4205641               10/30/1998        Registered
S AND GLOBE DESIGN                       Japan                Dreamwell Ltd.    4148321               5/22/1998         Registered
S AND HOUSE DESIGN {Black)               Japan                Dreamwell Ltd.    1293298               8/15/1977         Registered
S AND HOUSE DESIGN (Black)               Japan                Dreamwell Ltd.    1998490               11/20/1987        Registered
S AND HOUSE DESIGN (White)               Japan                Dreamwell Ltd.    1261884               4/6/1977          Registered
S AND HOUSE DESIGN (White)               Japan                Dreamwell Ltd.    1998489               11/20/1987        Registered
SIMMONS (KATAKANA)                       Japan                Dreamwell Ltd.    4291432               7/9/1999          Registered
SIMMONS GRANTZ IN ENGLISH AND KATAKANA   Japan                Dreamwell Ltd.    4619652               11/15/2002        Registered
SIMMONS MAXIMA & KATAKANA                Japan                Dreamwell Ltd.    4619654               11/15/2002        Registered
SIMMONS SLEEP ON AIR (KATAKANA AND       Japan                Dreamwell Ltd.    4642920               2/7/2003          Registered
ENGLISH)
SIMMONS.COM (KATAKANA)                   Japan                Dreamwell Ltd.    4495487               8/3/2001          Registered
SIMMONS-OVAL LOGO                        Japan                Dreamwell Ltd.    1862318               5/30/1986         Registered
WONDERFUL SIMMONS & Katakana             Japan                Dreamwell Ltd.    2002-78849            9/17/2002         Pending
POCKETED COIL                            Kuwait               Dreamwell Ltd.    Not Available         Not Available     Unfiled
BACKCARE LOGO                            Namibia              Dreamwell Ltd.    96/0172               2/14/1996         Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

        TRADEMARK                          COUNTRY            OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
BEAUTYREST LABEL                         Namibia              Dreamwell Ltd.    92/0686               6/24/1996         Registered
POCKETED COIL                            Namibia              Dreamwell Ltd.    98/0410               4/17/2002         Registered
S & DEVICE                               Namibia              Dreamwell Ltd.    92/0687               7/17/1996         Registered
S & GLOBE                                Namibia              Dreamwell Ltd.    96/0173               8/2/2001          Registered
SIMMONS                                  Namibia              Dreamwell Ltd.    92/0688               6/25/1996         Registered
AIRPEDIC                                 New Zealand          Dreamwell Ltd.    630436                1/8/2001          Registered
BEAUTY SLEEP                             New Zealand          Dreamwell Ltd.    B102056               10/21/1976        Registered
BEAUTYREST                               New Zealand          Dreamwell Ltd.    47800                 12/16/1949        Registered
CONNOISSEUR                              New Zealand          Dreamwell Ltd.    630435                1/8/2001          Registered
S & HOUSE DESIGN                         New Zealand          Dreamwell Ltd.    B100114               8/27/1973         Registered
SIMMONS                                  New Zealand          Dreamwell Ltd.    B220372               9/22/1998         Registered
SIMMONS & S AND GLOBAL DEVICE            New Zealand          Dreamwell Ltd.    273358                3/3/1997          Registered
THE DO-NOT-DISTURBMATTRESS               New Zealand          Dreamwell Ltd.    272497                02-Sep-1997       Registered
BACKCARE                                 Nicaragua            Dreamwell Ltd.    2003-2683             9/5/2003          Pending
Backguard                                Nicaragua            Dreamwell Ltd.    2003-2684             9/5/2003          Pending
BEAUTY SLEEP                             Nicaragua            Dreamwell Ltd.    23,759 C.C.           8/24/1993         Registered
BEAUTYREST                               Nicaragua            Dreamwell Ltd.    23,653 C.C.           8/4/1993          Registered
DEEP SLEEP                               Nicaragua            Dreamwell Ltd.    2003-2685             9/5/2003          Pending
MAXIPEDIC                                Nicaragua            Dreamwell Ltd.    23,637 C.C.           8/3/1993          Registered
S & GLOBE                                Nicaragua            Dreamwell Ltd.    2003-2686             9/5/2003          Pending
S & HOUSE DESIGN                         Nicaragua            Dreamwell Ltd.    24,131 C.C.           10/11/1993        Registered
SIMMONS                                  Nicaragua            Dreamwell Ltd.    23,763 C.C.           8/24/1993         Registered
POCKETED COIL                            Oman                 Dreamwell Ltd.    Not Available         Not Available     Unfiled
BEAUTYREST                               Poland               Dreamwell Ltd.    74678                 12/21/1993        Registered
BEAUTYREST (STYLIZED)                    Poland               Dreamwell Ltd.    83740                 2/17/1995         Registered
HIDE-A-BED                               Poland               Dreamwell Ltd.    74676                 12/21/1993        Registered
HIDE-A-BED                               Poland               Dreamwell Ltd.    83741                 2/17/1995         Registered
S & HOUSE DESIGN                         Poland               Dreamwell Ltd.    74192                 10/4/1993         Registered
S & HOUSE DESIGN                         Poland               Dreamwell Ltd.    83739                 2/17/1995         Registered
SIMMONS                                  Poland               Dreamwell Ltd.    74677                 12/21/1993        Registered
SIMMONS & GLOBE DESIGN                   Poland               Dreamwell Ltd.    116639                12/12/1999        Registered
SIMMONS (STYLIZED)                       Poland               Dreamwell Ltd.    83738                 2/17/1995         Registered
BEAUTYREST                               Portugal             Dreamwell Ltd.    135821                11/24/1956        Registered
S DEVICE                                 Portugal             Dreamwell Ltd.    196039                9/22/1977         Pending
S DEVICE                                 Portugal             Dreamwell Ltd.    196038                9/22/1977         Pending
SIMMONS                                  Portugal             Dreamwell Ltd.    135820                11/24/1956        Registered
BEAUTYREST                               Qatar                Dreamwell Ltd.    Not Available         Not Available     Unfiled
POCKETED COIL                            Qatar                Dreamwell Ltd.    Not Available         Not Available     Unfiled

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                          COUNTRY        OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
S & GLOBE                                Qatar                Dreamwell Ltd.    Not Available         Not Available     Unfiled
SIMMONS                                  Qatar                Dreamwell Ltd.    Not Available         Not Available     Unfiled
POCKETED COIL                            Saudi Arabia         Dreamwell Ltd.    Not Available         Not Available     Unfiled
BACKCARE                                 Singapore            Dreamwell Ltd.    T87/03659G            7/31/1987         Registered
BEAUTYREST                               Singapore            Dreamwell Ltd.    T78/75632I            5/5/1978          Registered
BEAUTYSLEEP                              Singapore            Dreamwell Ltd.    T94/07115G            8/18/1994         Registered
BETTER SLEEP THROUGH SCIENCE             Singapore            Dreamwell Ltd.    T00/08264H            5/16/2000         Registered
FIVE ZONES FOR YOUR BONES                Singapore            Dreamwell Ltd.    T99/07090F            7/9/1999          Registered
HIDABED                                  Singapore            Dreamwell Ltd.    T78/75862C            5/24/1978         Registered
S & GLOBE DESIGN                         Singapore            Dreamwell Ltd.    T97/03912B            4/3/1997          Registered
S AND HOUSE DESIGN                       Singapore            Dreamwell Ltd.    T78/75994H            6/5/1978          Registered
SIMMONS                                  Singapore            Dreamwell Ltd.    T78/75993Z            6/5/1978          Registered
SIMMONS (IN CHINESE)                     Singapore            Dreamwell Ltd.    T81/01002B            3/10/1981         Registered
SIMMONS BETTERSLEEP                      Singapore            Dreamwell Ltd.    T01/I3522B            Not Available     Unfiled
SIMMONS BETTERSLEEP                      Singapore            Dreamwell Ltd.    T01/13523J            Not Available     Unfiled
SIMMONS GALLERY & DEVICE                 Singapore            Dreamwell Ltd.    T95/08750B            Not Available     Unfiled
SIMMONS GALLERY & DEVICE                 Singapore            Dreamwell Ltd.    T95/08751J            Not Available     Unfiled
THE DO NOT DISTURB MATTRESS              Singapore            Dreamwell Ltd.    T99/07092B            7/9/1999          Registered
BACKCARE LOGO                            South Africa         Dreamwell Ltd.    1996/01420            Not Available     Registered
BEAUTYREST LABEL                         South Africa         Dreamwell Ltd.    1942/00259            3/13/1943         Registered
FIVE ZONES FOR YOUR BONES                South Africa         Dreamwell Ltd.    1999/04622            3/4/2002          Registered
POCKETED COIL                            South Africa         Dreamwell Ltd.    1998/09717            6/8/1998          Pending
S AND GLOBE LOGO                         South Africa         Dreamwell Ltd.    1996/01421            8/5/1999          Registered
SIMMONS                                  South Africa         Dreamwell Ltd.    1992/03512            6/5/1995          Registered
BEAUTYREST (STYLIZED)                    Spain                Dreamwell Ltd.    254465                7/2/1952          Registered
POCKETED COIL                            United Arab Emirates Dreamwell Ltd.    Not Available         Not Available     Unfiled
BACKCARE                                 United Kingdom       Dreamwell Ltd.    Not Available         Not Available     Unfiled
BEAUTYREST                               United Kingdom       Dreamwell Ltd.    Not Available         Not Available     Unfiled
CONTOURFLEX                              United Kingdom       Dreamwell Ltd.    1497099               10/7/1994         Registered
HIDABED                                  United Kingdom       Dreamwell Ltd.    866432                7/3/1964          Registered
HIDABED                                  United Kingdom       Dreamwell Ltd.    961346                6/22/1970         Registered
maxipaedic                               United Kingdom       Dreamwell Ltd.    Not Available         Not Available     Unfiled
MAXIPEDIC                                United Kingdom       Dreamwell Ltd.    Not Available         Not Available     Unfiled
S & GLOBE                                United Kingdom       Dreamwell Ltd.    Not Available         Not Available     Unfiled
SIMMONS                                  United Kingdom       Dreamwell Ltd.    2009862               11/15/1996        Registered
$ SIMMONS PROGRAMS FOR PROFIT & Design   United States        Dreamwell Ltd.    1203836               8/3/1982          Registered
"LA GRANDE" (STYLIZED)                   United States        Dreamwell Ltd.    511415                6/21/1949         Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

        TRADEMARK                           COUNTRY           OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
5 ZONES                                  United States        Dreamwell Ltd.    2344198               4/18/2000         Registered
ACHIEVER                                 United States        Dreamwell Ltd.    2030907               1/14/1997         Registered
ADJUSTABLE BED & DESIGN                  United States        Dreamwell Ltd.    1696129               6/23/1992         Registered
ADJUSTO-REST**                           United States        Dreamwell Ltd.    2134989               2/3/1998          Registered
AIRCOOL                                  United States        Dreamwell Ltd.    76-548316             10/1/2003         Filed
ALEXANDER                                United States        Dreamwell Ltd.    1988643               7/23/1996         Registered
ALEXANDRIA                               United States        Dreamwell Ltd.    1689575               5/26/1992         Registered
AMBASSADOR (Stylized)                    United States        Dreamwell Ltd.    525694                5/30/1950         Registered
AMENITI**                                United States        Dreamwell Ltd.    76/457069             10/7/2002         Pending
AMERICUS                                 United States        Dreamwell Ltd.    1779689               6/29/1993         Registered
AMHERST                                  United States        Dreamwell Ltd.    2371683               7/25/2000         Registered
ARDONA                                   United States        Dreamwell Ltd.    76/457070             10/7/2002         Allowed
ASSOCIATED SLEEP INDUSTRIES              United States        Dreamwell Ltd.    2368382               7/18/2000         Registered
ASTORIA                                  United States        Dreamwell Ltd.    2439815               4/3/2001          Registered
AVONDALE                                 United States        Dreamwell Ltd.    2020809               12/3/1996         Registered
AZURE                                    United States        Dreamwell Ltd.    76/456884             10/7/2002         Allowed
BABY BEAUTY                              United States        Dreamwell Ltd.    420150                3/26/1946         Registered
BABY BEAUTYREST BACK CARE IV             United States        Dreamwell Ltd.    1324572               3/12/1985         Registered
BACK GUARD                               United States        Dreamwell Ltd.    1154910               5/19/1981         Registered
BACK SHIELD                              United States        Dreamwell Ltd.    1780316               7/6/1993          Registered
BACKCARE**                               United States        Dreamwell Ltd.    76/321693             10/5/2001         Pending
BACKCARE                                 United States        Dreamwell Ltd.    813001                8/16/1966         Registered
BACKCARE                                 United States        Dreamwell Ltd,    2388796               9/19/2000         Registered
BACKCARE                                 United States        Dreamwell Ltd.    76/449173             9/13/2002         Pending
BACKCARE**                               United States        Dreamwell Ltd.    75/594550             11/24/1998        Pending
BACKCARE ADVANCED                        United States        Dreamwell Ltd.    76/462690             10/29/2002        Pending
BACKCARE KIDS                            United States        Dreamwell Ltd.    76/431934             7/18/2002         Allowed
BACKCARE KIDS & Design                   United States        Dreamwell Ltd.    2780459               11/4/2003         Registered
BACK-O-PEDIC                             United States        Dreamwell Ltd.    982543                4/23/1974         Registered
BEAUTY CLOUD                             United States        Dreamwell Ltd.    1378122               1/14/1986         Registered
BEAUTY SLEEP                             United States        Dreamwell Ltd.    1198771               6/22/1982         Registered
BEAUTY SOFT                              United States        Dreamwell Ltd.    2283361               10/5/1999         Registered
BEAUTY-EDGE                              United States        Dreamwell Ltd.    1833346               4/26/1994         Registered
BEAUTYFOAM (Stylized)                    United States        Dreamwell Ltd.    566513                11/11/1952        Registered
BEAUTY LOFT                              United States        Dreamwell Ltd.    1710062               8/25/1992         Registered
BEAUTY LOFT                              United States        Dreamwell Ltd.    2360532               6/20/2000         Registered
BEAUTYPEDIC                              United States        Dreamwell Ltd.    76/494263             3/3/2003          Pending
BEAUTYREST                               United States        Dreamwell Ltd.    2010820               10/22/1996        Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                       COUNTRY           OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
BEAUTYREST                               United States        Dreamwell Ltd.    1904444               7/11/1995         Registered
BEAUTYREST                               United States        Dreamwell Ltd.    76/504724             4/4/2003          Pending
BEAUTYREST (STYLIZED)                    United States        Dreamwell Ltd.    602721                3/1/1955          Registered
BEAUTYREST (STYLIZED)                    United States        Dreamwell Ltd.    621296                2/14/1956         Registered
BEAUTYREST (STYLIZED)                    United States        Dreamwell Ltd.    512535                7/19/1949         Registered
BEAUTYREST (Stylized)                    United States        Dreamwell Ltd.    1788183               8/17/1993         Registered
BEAUTYREST (STYLIZED)                    United States        Dreamwell Ltd.    207821                1/12/1926         Registered
BEAUTYREST (STYLIZED)                    United States        Dreamwell Ltd.    2585251               6/25/2002         Registered
BEAUTYREST CONTINENTAL                   United States        Dreamwell Ltd.    1404977               8/12/1986         Registered
BEAUTYREST EXTRAORDINAIRE**              United States        Dreamwell Ltd.    76/485573             1/28/2003         Pending
BEAUTYREST POCKETED COIL                 United States        Dreamwell Ltd.    2146996               3/31/1998         Registered
BEHIND EVERY GREAT LIFE IS A GREAT       United States        Dreamwell Ltd.    2425329               1/30/2001         Registered
SUPPORT SYSTEM
BELMONT                                  United States        Dreamwell Ltd.    732490                6/5/1962          Registered
BELMONT (Stylized)                       United States        Dreamwell Ltd.    513425                8/9/1949          Registered
BETTER SLEEP FOR THE TWO OF YOU          United States        Dreamwell Ltd.    2747012               8/5/2003          Registered
BETTER SLEEP THROUGH SCIENCE             United States        Dreamwell Ltd.    2378022               8/15/2000         Registered
BIRMINGHAM                               United States        Dreamwell Ltd.    2380003               8/22/2000         Registered
BODYCARE                                 United States        Dreamwell Ltd.    76/404907             5/9/2002          Suspended
BRUSSELS                                 United States        Dreamwell Ltd.    2033494               1/28/1997         Registered
BUILT SO WELL YOU NEVER HAVE TO FLIP IT! United States        Dreamwell Ltd.    2510114               11/20/2001        Registered
CARESSE                                  United States        Dreamwell Ltd.    1324591               3/12/1985         Registered
CASTLE IN CLOUDS - DESIGN ONLY           United States        Dreamwell Ltd.    0592194               7/6/1954          Renewed
CENTROPEDIC                              United States        Dreamwell Ltd.    984972                5/28/1974         Registered
CHAMBOURG                                United States        Dreamwell Ltd.    2089232               8/19/1997         Registered
CHELSEA                                  United States        Dreamwell Ltd.    1988659               7/23/1996         Registered
COLLECTOR'S EDITION                      United States        Dreamwell Ltd.    2158865               5/19/1998         Registered
COLUMBIA                                 United States        Dreamwell Ltd.    1961293               3/12/1996         Registered
COLUMBIA BEDDING COMPANY                 United States        Dreamwell Ltd.    76/303898             8/23/2001         Allowed
COLUMBIA FINE BEDDING                    United States        Dreamwell Ltd.    76/516491             5/22/2003         Pending
COLUMBIA FINE BEDDING & Design           United States        Dreamwell Ltd.    76/516450             5/22/2003         Pending
COLUMBIA FINE BEDDING & Design           United States        Dreamwell Ltd.    76/516451             5/22/2003         Pending
COLUMBIA MATTRESS COMPANY                United States        Dreamwell Ltd.    76/303896             8/23/2001         Allowed
CONCORDE                                 United States        Dreamwell Ltd.    1521862               1/24/1989         Registered
CONNOISSEUR COLLECTION                   United States        Dreamwell Ltd.    2115921               11/25/1997        Registered
CONTENDER                                United States        Dreamwell Ltd.    2036089               2/4/1997          Registered
CONTESTANT                               United States        Dreamwell Ltd.    2036091               2/4/1997          Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

       TRADEMARK                            COUNTRY           OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
CONTOUR FIT                              United States        Dreamwell Ltd.    2144887               3/17/1998         Registered
CONTOUR-FLEX                             United States        Dreamwell Ltd.    1359240               9/10/1985         Registered
CORRECT POSTURE                          United States        Dreamwell Ltd.    612187                9/13/1955         Registered
CUMULUS                                  United States        Dreamwell Ltd.    2622831               9/24/2002         Registered
CYPRESS                                  United States        Dreamwell Ltd.    1988651               7/23/1996         Registered
DEEP SLEEP                               United States        Dreamwell Ltd.    283763                6/9/1931          Registered
DEEP SLEEP BY BEAUTYREST                 United States        Dreamwell Ltd.    2716091               5/13/2003         Registered
DEEPSLEEP (STYLIZED)                     United States        Dreamwell Ltd.    518793                12/13/1949        Registered
DESIGN ONLY SUN & CLOUDS**               United States        Dreamwell Ltd.    76/431933             7/18/2002         Pending
DESIGN YOUR PERFECT BED                  United States        Dreamwell Ltd.    76/497650             3/17/2003         Pending
DORM BILT**                              United States        Dreamwell Ltd.    573237                4/14/1953         Registered
DR. MATTISON                             United States        Dreamwell Ltd.    1051274               10/26/1996        Renewed
DREAM SLEEP (Stylized)                   United States        Dreamwell Ltd.    318383                10/23/1934        Registered
DREAMWELL                                United States        Dreamwell Ltd.    76/445139             8/29/2002         Published
DREAMWELL (STYLIZED)                     United States        Dreamwell Ltd.    506989                2/22/1949         Registered
DUAL COMFORT (STYLIZED)                  United States        Dreamwell Ltd.    609109                7/19/1955         Registered
DUCHESS (Stylized)                       United States        Dreamwell Ltd.    525695                5/30/1950         Registered
ECONO-PEDIC                              United States        Dreamwell Ltd.    1042926               7/6/1976          Registered
EDMONTON                                 United States        Dreamwell Ltd.    2349540               5/16/2000         Registered
EMINENCE                                 United States        Dreamwell Ltd.    1747133               1/19/1993         Registered
EMPEROR                                  United States        Dreamwell Ltd.    1993518               8/13/1996         Registered
EMPORIA                                  United States        Dreamwell Ltd.    76/450695             9/18/2002         Published
EMPRESS (stylized)                       United States        Dreamwell Ltd.    523897                4/11/1950         Registered
ENTRE                                    United States        Dreamwell Ltd.    2201922               11/3/1998         Registered
EQUATION OF SLEEP                        United States        Dreamwell Ltd.    2079253               7/15/1997         Registered
EVENING WHISPER                          United States        Dreamwell Ltd.    2091655               8/26/1997         Registered
FABRISAN                                 United States        Dreamwell Ltd.    811703                7/26/1966         Registered
FALLING STAR                             United States        Dreamwell Ltd.    76/456979             10/7/2002         Allowed
FARMINGTON                               United States        Dreamwell Ltd.    2381833               8/29/2000         Registered
FINALIST                                 United States        Dreamwell Ltd.    2036088               2/4/1997          Registered
FIRST IMPRESSION                         United States        Dreamwell Ltd.    2185599               9/1/1998          Registered
FIVE ZONES FOR YOUR BONES                United States        Dreamwell Ltd.    2293403               11/16/1999        Registered
FOREST GLEN                              United States        Dreamwell Ltd.    2017737               11/19/1996        Registered
GLAMOUREST                               United States        Dreamwell Ltd.    865743                3/4/1969          Registered
GLENDALE                                 United States        Dreamwell Ltd.    2363836               7/4/2000          Registered
GLENWOOD                                 United States        Dreamwell Ltd.    2017733               11/19/1996        Registered
GOLDEN VALUE                             United States        Dreamwell Ltd.    1556867               9/19/1989         Registered
GRACELINE                                United States        Dreamwell Ltd.    210476                3/16/1926         Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

       TRADEMARK                            COUNTRY           OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
GREENWICH                                United States        Dreamwell Ltd.    1988658               7/23/1996         Registered
HARMONY                                  United States        Dreamwell Ltd.    1697653               6/30/1992         Registered
HIDE-A-BED (stylized)                    United States        Dreamwell Ltd.    522187                3/14/1950         Registered
HIDE-A-MASSAGE**                         United States        Dreamwell Ltd.    76/485571             1/28/2003         Pending
HOSPITAL-BILT                            United States        Dreamwell Ltd.    826112                3/21/1967         Registered
ILLUMINES                                United States        Dreamwell Ltd.    76/456975             10/7/2002         Allowed
INNMASTER                                United States        Dreamwell Ltd.    764680                2/11/1964         Registered
INTELLIGENT SPRING SYSTEM                United States        Dreamwell Ltd.    2547898               3/12/2002         Registered
JEFFERSON LUXURY                         United States        Dreamwell Ltd.    1922058               9/26/1995         Registered
KENNEDY                                  United States        Dreamwell Ltd.    2012934               10/29/1996        Registered
KENNEDY                                  United States        Dreamwell Ltd.    76/496281             3/10/2003         Pending
KLIK-LOK                                 United States        Dreamwell Ltd.    1211581               10/5/1982         Registered
LA GRANDE                                United States        Dreamwell Ltd.    881255                11/25/1969        Registered
LATITUDE                                 United States        Dreamwell Ltd.    76/456982             10/7/2002         Allowed
LINCOLN                                  United States        Dreamwell Ltd.    1895134               5/23/1995         Registered
LIVINGRIGHT**                            United States        Dreamwell Ltd.    76/475024             12/11/2002        Pending
LIVINGRIGHT**                            United States        Dreamwell Ltd.    76/474347             12/11/2002        Pending
LORRAINE                                 United States        Dreamwell Ltd.    1900677               6/20/1995         Registered
LUXURYBEDS - DESIGN                      United States        Dreamwell Ltd.    2724826               6/10/03           Registered
LUXURYBEDS - NAME                        United States        Dreamwell Ltd.    2518841               12/11/2001        Registered
MADISON AVENUE                           United States        Dreamwell Ltd.    2548303               3/12/2002         Registered
MAGNA-PEDIC**                            United States        Dreamwell Ltd.    970736                10/16/1973        Registered
                                                                                                                        [Renewed
                                                                                                                        6/24/1993]
MARQUIS                                  United States        Dreamwell Ltd.    1955483               2/13/1996         Registered
MAXI PEDIC                               United States        Dreamwell Ltd.    970738                10/16/1973        Registered
MAXIPEDIC                                United States        Dreamwell Ltd.    76/518627             6/2/2003          Pending
MAXIPEDIC                                United States        Dreamwell Ltd.    76/518341             6/2/2003          Pending
MEADOWBROOK                              United States        Dreamwell Ltd.    2017734               11/19/1996        Registered
MEDALIST                                 United States        Dreamwell Ltd.    2036090               2/4/1997          Registered
MESMERICS                                United States        Dreamwell Ltd.    76/450694             9/18/2002         Allowed
MILAN                                    United States        Dreamwell Ltd.    1988644               7/23/1996         Registered
MIRACLEPEDIC                             United States        Dreamwell Ltd.    983932                5/14/1974         Registered
MOISTUREBAN**                            United States        Dreamwell Ltd.    76/424900             6/26/2002         Pending
MOISTUREBAN                              United States        Dreamwell Ltd.    76/425477             6/25/2002         Pending
MOISTUREBAN & Design                     United States        Dreamwell Ltd.    76/432253             7/19/2002         Pending
MONARCH                                  United States        Dreamwell Ltd.    0513421               8/9/1949          Registered
MONROE                                   United States        Dreamwell Ltd.    1903951               7/4/1995          Registered
MONROE                                   United States        Dreamwell Ltd.    76/487117             2/3/2003          Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                       COUNTRY           OWNER/APPLICANT REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
----------------------------------------------------------------------------------------------------------------------------------
MYSTIC                                   United States        Dreamwell Ltd.    1991332               8/6/1996          Registered
NEW YORKER                               United States        Dreamwell Ltd.    578082                7/28/1953         Registered
NOTHING MAKES YOUR DAY LIKE A BEAUTYREST United States        Dreamwell Ltd.    1816903               1/18/1994         Registered
NIGHT**
OAKDALE                                  United States        Dreamwell Ltd.    2019233               11/26/1996        Registered
OLYMPIC (STYLIZED)                       United States        Dreamwell Ltd.    518794                12/13/1949        Registered
PALM SPRINGS                             United States        Dreamwell Ltd.    2532958               1/22/2002         Registered
PARAMOUNT                                United States        Dreamwell Ltd.    1542562               6/6/1989          Registered
PARLIAMENT COLLECTION (Stylized)         United States        Dreamwell Ltd.    1773632               5/25/1993         Registered
PATIENT PROOF                            United States        Dreamwell Ltd.    647827                7/2/1957          Registered
PIEDMONT                                 United States        Dreamwell Ltd.    2739984               7/22/2003         Registered
PISCINA                                  United States        Dreamwell Ltd.    76/456150             10/7/2002         Allowed
POCKET COIL                              United States        Dreamwell Ltd.    2304404               12/28/1999        Registered
POCKET REST                              United States        Dreamwell Ltd.    2191136               9/22/1998         Registered
POCKETED COIL                            United States        Dreamwell Ltd.    2478738               8/21/2001         Registered
POLYCEL                                  United States        Dreamwell Ltd.    1320759               2/19/1985         Registered
POSTURE SPRINGING                        United States        Dreamwell Ltd.    0866334               3/11/1969         Renewed
POWER FLEX**                             United States        Dreamwell Ltd.    1817456               1/18/1994         Registered
POWER SLEEP                              United States        Dreamwell Ltd.    2418259               1/2/2001          Registered
POWERBEAM                                United States        Dreamwell Ltd.    2407982               11/28/2000        Registered
POWER-PACKED                             United States        Dreamwell Ltd.    2487919               9/11/2001         Registered
PROVIDENCE                               United States        Dreamwell Ltd.    1993378               8/13/1996         Registered
QUEBEC                                   United States        Dreamwell Ltd.    2038305               2/18/1997         Registered
QUINTESSENCE                             United States        Dreamwell Ltd.    1553754               8/29/1989         Registered
REBECCA                                  United States        Dreamwell Ltd.    1988639               7/23/1996         Registered
REGENCY (STYLIZED)                       United States        Dreamwell Ltd.    522272                3/14/1950         Registered
RESTORE YOUR BODY                        United States        Dreamwell Ltd.    76/462689             10/29/2002        Allowed
RIVAL                                    United States        Dreamwell Ltd.    2039393               2/18/1997         Registered
RODEO DRIVE                              United States        Dreamwell Ltd.    2550999               3/19/2002         Registered
ROOSEVELT                                United States        Dreamwell Ltd.    1901372               6/20/1995         Registered
ROYALTY (Stylized)                       United States        Dreamwell Ltd.    513422                8/9/1949          Registered
RYAN                                     United States        Dreamwell Ltd.    1988645               7/23/1996         Registered
S & Globe Design                         United States        Dreamwell Ltd.    2146787               3/24/1998         Registered
S & Globe Design                         United States        Dreamwell Ltd.    2219191               1/19/1999         Registered
S & Globe Design                         United States        Dreamwell Ltd.    76/449172             9/13/2002         Allowed
S & Globe Design                         United States        Dreamwell Ltd.    76/518628             6/2/2003          Pending
S & Globe Design                         United States        Dreamwell Ltd.    76/518634             6/2/2003          Pending
S AND HOUSE DESIGN                       United States        Dreamwell Ltd.    1439986               5/19/1987         Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                   COUNTRY          OWNER/APPLICANT  REG. NO./APPL. NO. REG. DATE/APPL. DATE        STATUS
---------------------------------------------------------------------------------------------------------------------------------
SANCTUM                              United States       Dreamwell Ltd.      76/450696          9/18/2002              Allowed
SEA BREEZE (STYLIZED)                United States       Dreamwell Ltd.      604475             4/12/1955              Registered
SHOOTING STAR                        United States       Dreamwell Ltd.      76/456883          10/7/2002              Allowed
SILVER LABEL                         United States       Dreamwell Ltd.      0730091            4/17/1962              Registered
SIM-CARE                             United States       Dreamwell Ltd.      794501             8/17/1965              Registered
SIM-CLAD                             United States       Dreamwell Ltd.      804674             3/1/1966               Registered
SIMCO (stylized)                     United States       Dreamwell Ltd.      512530             7/19/1949              Registered
SIMCREST                             United States       Dreamwell Ltd.      787168             3/23/1965              Registered
SIM-FIRM**                           United States       Dreamwell Ltd.      2059719            5/6/1997               Registered
SIMFLEX                              United States       Dreamwell Ltd.      839577             11/28/1967             Registered
SIMLOK                               United States       Dreamwell Ltd.      1027842            12/23/1975             Registered
SIMMONS                              United States       Dreamwell Ltd.      2022446            12/10/1996             Registered
SIMMONS                              United States       Dreamwell Ltd.      107968             2/8/2002               Registered
SIMMONS                              United States       Dreamwell Ltd.      76/504079          4/4/2003               Pending
SIMMONS (STYLIZED)                   United States       Dreamwell Ltd.      532319             10/24/1950             Registered
SIMMONS (Stylized)                   United States       Dreamwell Ltd.      548280             9/18/1951              Registered
SIMMONS BACKCARE                     United States       Dreamwell Ltd.      76/343886          11/30/2001             Suspended
SIMMONS CHAIRBED                     United States       Dreamwell Ltd.      76/485572          1/28/2003              Pending
SIMMONS COMPANY & Owl Design         United States       Dreamwell Ltd.      235949             11/29/1927             Registered
SIMMONS HIDE-A-BED                   United States       Dreamwell Ltd.      76/518337          6/2/2003               Pending
SIMMONS HIDE-A-BED                   United States       Dreamwell Ltd.      76/518340          6/2/2003               Pending
SLEEP KING & DESIGN                  United States       Dreamwell Ltd.      522324             3/14/1950              Registered
SLEEP LOGIC**                        United States       Dreamwell Ltd.      2101915            9/30/1997              Registered
SLEEPERS CHOICE                      United States       Dreamwell Ltd.      638778             12/18/1956             Registered
SLUMBER ROYAL                        United States       Dreamwell Ltd.      0682875            8/4/1959               Registered
SLUMBER TIME                         United States       Dreamwell Ltd.      524621             5/2/1950               Registered
SLUMBERLAND**                        United States       Dreamwell Ltd.      2091517            8/26/1997              Registered
SLUMBERLAND                          United States       Dreamwell Ltd.      1175204            10/27/1981             Renewed
SLUMBERLAND                          United States       Dreamwell Ltd.      2052985            4/15/1997              Registered
SLUMBERLAND                          United States       Dreamwell Ltd.      2112536            11/11/1997             Registered
SLUMBERLAND - LOGO                   United States       Dreamwell Ltd.      2070092            6/10/1997              Registered
SLUMBERLAND - LOGO                   United States       Dreamwell Ltd.      2093330            9/2/1997               Registered
SLUMBERLAND - LOGO                   United States       Dreamwell Ltd.      2147937            3/31/1998              Registered
SLUMBERLAND OF ENGLAND               United States       Dreamwell Ltd.      76/511,249         5/2/2003               Pending
SLUMBERLAND stylized letters**       United States       Dreamwell Ltd.      297,286            9/6/1932               Registered
SLUMBERMATIC                         United States       Dreamwell Ltd.      0712512            3/14/1961              Renewed
SLUMBERPEDIC                         United States       Dreamwell Ltd.      0578054            7/28/1953              Renewed

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                   COUNTRY          OWNER/APPLICANT  REG. NO./APPL. NO. REG. DATE/APPL. DATE        STATUS
---------------------------------------------------------------------------------------------------------------------------------
SO YOU CAN SLEEP THROUGH EVERY
TOSS AND TURN                        United States       Dreamwell Ltd.       76/425847           6/26/2002            Published
SPECTRUM                             United States       Dreamwell Ltd.       1812950             12/21/1993           Registered
ST. ANDREW                           United States       Dreamwell Ltd.       2378110             8/15/2000            Registered
ST. CAROLINE                         United States       Dreamwell Ltd.       2083945             7/29/1997            Registered
ST. DOMINICK                         United States       Dreamwell Ltd.       2371684             7/25/2000            Registered
ST. LAWRENCE                         United States       Dreamwell Ltd.       1893150             5/9/1995             Registered
ST. MARK                             United States       Dreamwell Ltd.       2371682             7/25/2000            Registered
ST. MARTIN                           United States       Dreamwell Ltd.       2091139             8/26/1997            Registered
ST. RICHARD                          United States       Dreamwell Ltd.       2373835             8/1/2000             Registered
ST. STEPHEN                          United States       Dreamwell Ltd.       2091138             8/26/1997            Registered
ST. THOMAS                           United States       Dreamwell Ltd.       2083943             7/29/1997            Registered
STARRY SKY                           United States       Dreamwell Ltd.       76/456976           10/7/2002            Published
SULTAN                               United States       Dreamwell Ltd.       760360              11/19/1963           Registered
SUPER POCKETED COIL                  United States       Dreamwell Ltd.       76/462687           10/29/2002           Pending
THE BUNKSTER                         United States       Dreamwell Ltd.       2211672             12/15/1998           Registered
THE DO NOT DISTURB MATTRESS          United States       Dreamwell Ltd.       2030862             1/14/1997            Registered
THE MATTRESS BUILT THE WAY YOUR
BACK IS BUILT                        United States       Dreamwell Ltd.       2440844             4/3/2001             Registered
THE ONLY QUEEN BED THAT SLEEPS LIKE
A KING                               United States       Dreamwell Ltd.       2515348             12/4/2001            Registered
THE ULTIMATE AMENITY                 United States       Dreamwell Ltd.       1349436             7/16/1985            Registered
TO DREAM IS TO ESCAPE                United States       Dreamwell Ltd.       2544600             3/5/2002             Registered
TRAVELER (Stylized)                  United States       Dreamwell Ltd.       515127              9/13/1949            Registered
TRIBEKA                              United States       Dreamwell Ltd.       1988656             7/23/1996            Registered
TRIDENT                              United States       Dreamwell Ltd.       2373836             8/1/2000             Registered
TRITON                               United States       Dreamwell Ltd.       2732503             7/1/2003             Registered
TUDOR                                United States       Dreamwell Ltd.       1931251             10/31/1995           Registered
TWO STORY                            United States       Dreamwell Ltd.       76/485574           1/28/2003            Pending
TWO STORY (Stylized)                 United States       Dreamwell Ltd.       2648539             11/12/2002           Registered
ULTRA FIT                            United States       Dreamwell Ltd.       1554755             9/5/1989             Registered
VANDERBILT                           United States       Dreamwell Ltd.       672494              1/13/1959            Registered
VOGUE                                United States       Dreamwell Ltd.       522243              3/14/1950            Registered
WALL-A-BED                           United States       Dreamwell Ltd.       768188              4/14/1964            Registered
WESTMINSTER (Stylized)               United States       Dreamwell Ltd.       512547              7/19/1949            Registered
WILLOWBROOK                          United States       Dreamwell Ltd.       2028820             1/7/1997             Registered
WINCHESTER                           United States       Dreamwell Ltd.       1875283             1/24/1995            Registered
WINDSOR                              United States       Dreamwell Ltd.       1898953             6/13/1995            Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK                   COUNTRY          OWNER/APPLICANT  REG. NO./APPL. NO. REG. DATE/APPL. DATE     STATUS
--------------------------------------------------------------------------------------------------------------------------------
WORLD CLASS                          United States       Dreamwell Ltd.       2717164            5/20/2003         Registered
WORLD OF SLEEP                       United States       Dreamwell Ltd.       866628             3/11/1969         Registered
WORLD'S FINEST BEDDING SINCE 1870    United States       Dreamwell Ltd.       1959612            3/5/1996          Registered
BEAUTYREST (word)                    Zimbabwe            Dreamwell Ltd.       B.742/1996         3/10/2003         Registered
SIMMONS                              Zimbabwe            Dreamwell Ltd.       B741/96            8/7/2000          Registered
SIMMONS S & GLOBE DESIGN             Zimbabwe            Dreamwell Ltd.       740/96             8/7/2000          Registered
DEEPSLEEP**                          Japan               Dreamwell, Ltd.      2099523            12/19/1988        Registered
MY HEALTH**                          Japan               Dreamwell, Ltd.      1661955            2/23/1984         Registered
SIMMONS**                            Japan               Dreamwell, Ltd.      0791538            8/23/1968         Registered
SIMMONS**                            Japan               Dreamwell, Ltd.      0791700            8/27/1968         Registered
SIMMONS**                            Japan               Dreamwell, Ltd.      0608347            4/8/1963          Registered
B/REST POCKETED COIL*                Dominican Republic  La Nacional          114239             8/15/2000         Registered
BACKCARE*                            Dominican Republic  La Nacional          114243             8/15/2000         Registered
SIMMONS BEAUTYREST CARMEL*           Dominican Republic  La Nacional          114242             8/15/2000         Registered
SIMMONS BEAUTYREST CLASSIC*          Dominican Republic  La Nacional          114240             8/15/2000         Registered
SIMMONS BEAUTYREST MONACO*           Dominican Republic  La Nacional          114241             8/15/2000         Registered
SIMMONS BEAUTYREST SOBERAN*          Dominican Republic  La Nacional          114238             8/15/2000         Registered
SIMMONS CONFORTPEDIC*                Dominican Republic  La Nacional          114244             8/15/2000         Registered
SLUMBERLAND (DESIGN)                 Argentina           Not Available        1903426            Not Available     Not Available
SLUMBERLAND (WORD)                   Argentina           Not Available        1903427            Not Available     Not Available
POCKETED POSTURE SPRINGING           Brazil              Not Available        821491016          Not Available     Not Available
SLUMBERLAND (DESIGN)                 Brazil              Not Available        817724893          Not Available     Not Available
SLUMBERLAND (WORD)                   Brazil              Not Available        817724907          Not Available     Not Available
POCKETED POSTURE SPRINGING           Chile               Not Available        560.061            Not Available     Not Available
POSTURE SPRINGING                    Chile               Not Available        560.060            Not Available     Not Available
SLUMBERLAND (DESIGN)                 Chile               Not Available        437.705            Not Available     Not Available
SLUMBERLAND (WORD)                   Chile               Not Available        437.158            Not Available     Not Available
POCKETED POSTURE SPRINGING           Columbia            Not Available        235596             Not Available     Not Available
POSTURE SPRINGING                    Columbia            Not Available        226441             Not Available     Not Available
SLUMBERLAND (DESIGN)                 Columbia            Not Available        168847             Not Available     Not Available
SLUMBERLAND (WORD)                   Columbia            Not Available        168621             Not Available     Not Available
POCKETED POSTURE SPRINGING           Mexico              Not Available        629561             Not Available     Not Available
POSTURE SPRINGING                    Mexico              Not Available        622290             Not Available     Not Available
SLUMBERLAND (DESIGN)                 Mexico              Not Available        592931             Not Available     Not Available
SLUMBERLAND (WORD)                   Mexico              Not Available        592930             Not Available     Not Available
POCKETED POSTURE SPRINGING           Uruguay             Not Available        313580             Not Available     Not Available
POSTURE SPRINGING                    Uruguay             Not Available        313579             Not Available     Not Available
S SIMMONS                            Uruguay             Not Available        303,391            Not Available     Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK             COUNTRY           OWNER/APPLICANT     REG. NO./APPL. NO.   REG. DATE/APPL. DATE    STATUS
--------------------------------------------------------------------------------------------------------------------------------
SLUMBERLAND (DESIGN)          Uruguay             Not Available        306093                    Not Available     Not Available
SLUMBERLAND (WORD)            Uruguay             Not Available        306094                    Not Available     Not Available
simmonsbedding.com.au*        Australia           Pacific Dunlop Ltd.  Not Available             Not Available     Unfiled
SIMMONS BETTERSLEEP*          Brunei Darussalam   SAL                  34,564                    Not Available     Unfiled
SIMMONS GALLERY & DEVICE*     Brunei Darussalam   SAL                  BRU/22859                 9/18/2002         Registered
SIMMONS GALLERY & DEVICE*     Brunei Darussalam   SAL                  BRU/21076                 Not Available     Unfiled
SIMMONS BETTERSLEEP*          India               SAL                  1079678                   Not Available     Unfiled
SIMMONS BETTERSLEEP*          India               SAL                  1079679                   Not Available     Unfiled
SIMMONS BETTERSLEEP*          Indonesia           SAL                  D00 2002 0281602861       Not Available     Unfiled
SIMMONS BETTERSLEEP*          Indonesia           SAL                  D00 2002 02815 02860      Not Available     Unfiled
SIMMONS GALLERY*              Indonesia           SAL                  387011                    Not Available     Unfiled
BACKCARE *                    Laos                SAL                  4767                      Not Available     Registered
BEAUTYREST*                   Laos                SAL                  4764                      Not Available     Registered
HIDE-A-BED*                   Laos                SAL                  4765                      Not Available     Registered
S & HOUSE DESIGN*             Laos                SAL                  4769                      Not Available     Registered
S & HOUSE GLOBE*              Laos                SAL                  4768                      Not Available     Registered
SIMMONS*                      Laos                SAL                  4766                      Not Available     Registered
SIMMONS BETTERSLEEP*          Macao               SAL                  N/009321                  6/11/2002         Registered
SIMMONS BETTERSLEEP*          Macao               SAL                  N/009320                  6/11/2002         Registered
SIMMONS BETTERSLEEP*          Malaysia            SAL                  2001-014425               Not Available     Unfiled
SIMMONS BETTERSLEEP*          Malaysia            SAL                  2001-014426               Not Available     Unfiled
SIMMONS GALLERY & DEVICE*     Malaysia            SAL                  9716/95                   Not Available     Unfiled
SIMMONS BETTERSLEEP*          Philippines         SAL                  4-2002-0001491            Not Available     Unfiled
MARKS ASS'D TO SAL-10/89*     Republic of Korea   SAL                  2002-78849                Not Available     Pending
SIMMONS BETTERSLEEP*          Thailand            SAL                  481373                    Not Available     Unfiled
SIMMONS BETTERSLEEP*          Thailand            SAL                  481372                    Not Available     Unfiled
SIMMONS GALLERY*              Thailand            SAL                  Kor 58502                 Not Available     Unfiled
SIMMONS GALLERY*              Thailand            SAL                  Kor 61715                 Not Available     Unfiled
SIMMONS CONTOUR-FLEX*         Germany             SIM USA              1157771                   4/23/1990         Registered
BEAUTYREST                    Algeria             Simmons Company      61423                     4/1/1997          Pending
HIDE-A-BED                    Algeria             Simmons Company      61424                     Not Available     Registered
SIMMONS                       Algeria             Simmons Company      61425                     Not Available     Registered
BEAUTYREST                    Andorra             Simmons Company      5365                      4/28/1997         Registered
S & GLOBE                     Andorra             Simmons Company      5366                      4/28/1997         Registered
S & HOUSE                     Andorra             Simmons Company      5368                      4/28/1997         Registered
SIMMONS                       Andorra             Simmons Company      5367                      4/28/1997         Registered
COLUMBIA BEDDING AND FEATHER
COMPANY                       Argentina           Simmons Company      Not Available             Not Available     Unfiled

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK          COUNTRY            OWNER/APPLICANT      REG. NO./APPL. NO.   REG. DATE/APPL. DATE    STATUS
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA BEDDING COMPANY      Argentina           Simmons Company        Not Available          Not Available      Unfiled
COLUMBIA MATTRESS COMPANY     Argentina           Simmons Company        Not Available          Not Available      Unfiled
S & HOUSE DESIGN              Argentina           Simmons Company        1,556,957              3/31/1995          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,556,953              3/31/1995          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,556,954              3/31/1995          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,556,956              3/31/1995          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,557,040              3/31/1995          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,616,365              9/19/1996          Registered
S & HOUSE DESIGN              Argentina           Simmons Company        1,556,955              3/31/1995          Registered
SIMMONS                       Argentina           Simmons Company        1,503,100              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,094              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,095              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,096              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,098              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,097              1/31/1994          Registered
SIMMONS                       Argentina           Simmons Company        1,503,099              1/31/1994          Registered
BEAUTYREST ELEGANCE           Australia           Simmons Company        188096                 6/4/1964           Registered
BEAUTYREST                    Austria             Simmons Company        77,705                                    Unfiled
HIDE-A-BED                    Austria             Simmons Company        88774                  5/28/1974          Registered
BEAUTYREST                    Bahamas             Simmons Company        19681                  6/5/1997           Registered
BEAUTYREST                    Bahamas             Simmons Company        19682                  6/5/1997           Registered
S AND GLOBE Design            Bahamas             Simmons Company        19680                  6/5/1997           Registered
S AND GLOBE Design            Bahamas             Simmons Company        19679                  6/5/1997           Registered
SIMMONS                       Bahamas             Simmons Company        19678                  6/5/1997           Registered
SIMMONS                       Bahamas             Simmons Company        19677                  6/5/1997           Registered
BACKCARE                      Bangladesh          Simmons Company        47020                  Not Available      Pending
BEAUTYREST                    Bangladesh          Simmons Company        47023                  Not Available      Pending
HIDE-A-BED                    Bangladesh          Simmons Company        47022                  Not Available      Pending
S & GLOBE                     Bangladesh          Simmons Company        47019                  Not Available      Pending
S & HOUSE                     Bangladesh          Simmons Company        47021                  Not Available      Pending
SIMMONS                       Bangladesh          Simmons Company        47018                  Not Available      Pending
BEAUTYREST                    Barbados            Simmons Company        81/14149               11/10/2000         Registered
BEAUTYREST                    Benelux             Simmons Company        054938                 7/19/1971          Registered
S DEVICE                      Benelux             Simmons Company        556751                 3/28/1972          Registered
SIMMONS                       Benelux             Simmons Company        0054939                7/19/1971          Registered
BEAUTYREST                    Bolivia             Simmons Company        62612-C                9/19/1997          Registered
S & HOUSE                     Bolivia             Simmons Company        62832-C                1/27/1997          Registered
SIMMONS                       Bolivia             Simmons Company        62854-C                1/29/1997          Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

          TRADEMARK                  COUNTRY          OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE     STATUS
-----------------------------------------------------------------------------------------------------------------------------
BEAUTYREST LABEL              Bophuthatswana          Simmons Company    259/42                Not Available       Registered
S DEVICE                      Bophuthatswana          Simmons Company    B72/1891              Not Available       Registered
SIMMONS                       Bophuthatswana          Simmons Company    92/0298               Not Available       Pending
BEAUTYREST                    Bosnia and Herzegovina  Simmons Company    BAZ971277A            Not Available       Pending
S & GLOBE                     Bosnia and Herzegovina  Simmons Company    BAZ971275A            Not Available       Pending
SIMMONS                       Bosnia and Herzegovina  Simmons Company    BAZ971276A            Not Available       Pending
BACKCARE                      Brazil                  Simmons Company    823568954             2/16/2001           Pending
BACKCARE                      Brazil                  Simmons Company    823568920             2/16/2001           Pending
BEAUTY SLEEP MAGNIFICENCE
AMBASSADOR & DESIGN           Brazil                  Simmons Company    824874633             8/9/2002            Pending
S & GLOBE                     Brazil                  Simmons Company    823568938             2/16/2001           Pending
S & GLOBE                     Brazil                  Simmons Company    823968946             2/16/2001           Pending
S SIMMONS & GLOBE DESIGN      Brazil                  Simmons Company    823703991             3/30/2001           Pending
S SIMMONS & GLOBE DESIGN      Brazil                  Simmons Company    823703983             3/30/2001           Pending
BACKCARE                      Brunei Darussalam       Simmons Company    23306                 6/3/1996            Registered
BEAUTYREST                    Brunei Darussalam       Simmons Company    21904                 6/3/1996            Registered
HIDE-A-BED                    Brunei Darussalam       Simmons Company    22223                 6/3/1996            Registered
S SIMMONS & GLOBE Design      Brunei Darussalam       Simmons Company    22721                 6/3/1996            Registered
SIMMONS                       Brunei Darussalam       Simmons Company    22228                 6/3/1996            Registered
BEAUTYREST                    Bulgaria                Simmons Company    31795                 10/29/1997          Registered
S & GLOBE DESIGN              Bulgaria                Simmons Company    31920                 10/29/1997          Registered
SIMMONS                       Bulgaria                Simmons Company    31794                 10/29/1997          Registered
BACKCARE                      Cambodia                Simmons Company    7665                  11/14/1996          Registered
BEAUTYREST                    Cambodia                Simmons Company    7661                  11/14/1996          Registered
DR. HARD                      Cambodia                Simmons Company    Not Available         Not Available       Pending
HIDE-A-BED                    Cambodia                Simmons Company    7663                  11/14/1996          Registered
MAXIPEDIC                     Cambodia                Simmons Company    Not Available         Not Available       Pending
S AND GLOBE DESIGN            Cambodia                Simmons Company    7664                  11/14/1996          Registered
S AND HOUSE                   Cambodia                Simmons Company    7660                  11/14/1996          Registered
SIMMONS                       Cambodia                Simmons Company    7662                  11/14/1996          Registered
BEAUTYREST                    Chile                   Simmons Company    626,662               4/5/2002            Registered
BEAUTYREST                    Chile                   Simmons Company    454,541               12/20/1995          Registered
S AND GLOBE                   Chile                   Simmons Company    568,719               5/25/2000           Registered
SIMMONS                       Chile                   Simmons Company    639,479               8/19/2002           Registered
BACKCARE                      China                   Simmons Company    1200363               8/21/1998           Registered
BEAUTYREST                    China                   Simmons Company    346798                4/30/1989           Registered
BEAUTYREST                    China                   Simmons Company    384259                4/30/1989           Registered
BEAUTYREST                    China                   Simmons Company    346798                4/30/1989           Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK             COUNTRY      OWNER/APPLICANT       REG. NO./APPL. NO.   REG. DATE/APPL. DATE      STATUS
-----------------------------------------------------------------------------------------------------------------------------
DR. HARD                      China            Simmons Company           346797               4/30/1989            Registered
KANG JIANG (IN CHINESE)       China            Simmons Company           562466               8/20/1991            Registered
S AND GLOBE DESIGN            China            Simmons Company           1350355              1/7/2000             Registered
S AND GLOBE DESIGN            China            Simmons Company           1343204              12/14/1999           Registered
S LOGO                        China            Simmons Company           346796               4/30/1989            Registered
SIMMONS                       China            Simmons Company           585088               2/28/1992            Registered
SIMMONS (STYLIZED)            China            Simmons Company           346799               4/30/1989            Registered
SIMMONS (STYLIZED)            China            Simmons Company           384258               4/30/1989            Registered
XI MEN SHI (IN CHINESE)       China            Simmons Company           562358               8/20/1991            Registered
XI MEN SHI (IN CHINESE)       China            Simmons Company           566832               8/20/1991            Registered
BACKCARE                      Colombia         Simmons Company           200171               8/14/1997            Registered
BEAUTYREST                    Colombia         Simmons Company           143932               12/23/1993           Registered
BEAUTYSLEEP                   Colombia         Simmons Company           143935               12/23/1993           Registered
MAXIPEDIC                     Colombia         Simmons Company           143931               12/23/1993           Registered
POCKETED COIL                 Colombia         Simmons Company           201412               9/23/1997            Registered
S AND GLOBE                   Colombia         Simmons Company           200434               8/27/1997            Registered
S AND GLOBE (S + Grafica)     Colombia         Simmons Company           200181               8/14/1997            Registered
SIMMONS                       Colombia         Simmons Company           164556               8/10/1994            Registered
SIMMONS COMPANY               Columbia         Simmons Company           258                  Not Available        Unfiled
S AND HOUSE                   Costa Rica       Simmons Company           81313                11/16/1992           Registered
SIMMONS                       Costa Rica       Simmons Company           81324                11/16/1992           Registered
BEAUTYREST                    Croatia          Simmons Company           Z970182A             Not Available        Registered
S & GLOBE DESIGN              Croatia          Simmons Company           Z970180A             Not Available        Registered
SIMMONS                       Croatia          Simmons Company           Z970181A             Not Available        Registered
S AND HOUSE                   Czech Republic   Simmons Company           172,369              Not Available        Registered
S AND HOUSE                   Czech Republic   Simmons Company           182,933              Not Available        Registered
BEAUTYREST                    Denmark          Simmons Company           5100/1992            Not Available        Unfiled
S & Design**                  Denmark          Simmons Company           2966 VR              10/5/1973            Registered
BEAUTYREST                    Ecuador          Simmons Company           1401                 5/18/1976            Registered
SIMMONS                       Ecuador          Simmons Company           2401-96              11/14/1996           Registered
BEAUTYREST                    Egypt            Simmons Company           61951                Not Available        Registered
HIDE-A-BED                    Egypt            Simmons Company           61952                Not Available        Registered
SIMMONS                       Egypt            Simmons Company           61953                Not Available        Registered
BACKCARE                      El Salvador      Simmons Company           16/120               10/20/2000           Registered
BEAUTY SLEEP                  El Salvador      Simmons Company           201/32               7/18/1996            Registered
BEAUTYREST                    El Salvador      Simmons Company           13/61                10/3/1997            Registered
BEAUTYREST                    El Salvador      Simmons Company           200/32               7/18/1996            Registered
MAXIPEDIC                     El Salvador      Simmons Company           139/99               11/15/1999           Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK               COUNTRY    OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE     STATUS
---------------------------------------------------------------------------------------------------------------------
S AND GLOBE DESIGN                El Salvador  Simmons Company   246/67                 1/27/1998          Registered
S AND GLOBE DESIGN                El Salvador  Simmons Company   208/66                 1/16/1998          Registered
S AND HOUSE                       El Salvador  Simmons Company   230/22                 7/1/1994           Registered
S AND HOUSE                       El Salvador  Simmons Company   E-3113-92              Not Available      Unfiled
S SIMMONS                         El Salvador  Simmons Company   E-23151-02             Not Available      Unfiled
SIMMONS                           El Salvador  Simmons Company   231/22                 7/1/1994           Registered
S AND HOUSE DESIGN                Finland      Simmons Company   64763                  Not Available      Registered
SIMMONS BEAUTYREST                Finland      Simmons Company   Not Available          Not Available      Registered
BEAUTYREST                        France       Simmons Company   1.655.183              2/15/1971          Registered
CONFOPEDIC                        France       Simmons Company   1294186                11/7/1984          Registered
CONTOUR-FLEX                      France       Simmons Company   1,309,105              5/13/1985          Registered
DORSOPEDIC                        France       Simmons Company   1.281.624              8/7/1984           Registered
DORSOTONIC                        France       Simmons Company   1295479                1/10/1985          Registered
FONDATION SIMMONS SUR LE SOMMEIL  France       Simmons Company   1.281.623              8/7/1984           Registered
S AND HOUSE DESIGN                France       Simmons Company   1.200.707              4/6/1972           Registered
SIMPLEX                           France       Simmons Company   1383877                12/17/1976         Registered
SIMMONS                           France       Simmons Company   1.686.912              2/24/1956          Registered
BEAUTYREST                        Germany      Simmons Company   702255                 4/30/1957          Registered
HIDE-A-BED                        Germany      Simmons Company   822376                 7/28/1966          Registered
HOUSE OF SIMMONS                  Germany      Simmons Company   1092423                6/9/1986           Registered
S AND DEVICE                      Germany      Simmons Company   903726                 3/27/1973          Registered
SIMMONS                           Germany      Simmons Company   1084209                11/12/1985         Registered
BEAUTYREST                        Greece       Simmons Company   25,950                 8/23/1970          Registered
S AND HOUSE DESIGN                Greece       Simmons Company   48,179                 3/27/1982          Registered
SIMMONS                           Greece       Simmons Company   25,949                 8/23/1970          Registered
SIMMONS COMPANY                   Greece       Simmons Company   13,347 / 13,441        5/5/1921           Registered
S AND HOUSE DESIGN                Guatemala    Simmons Company   35828                  11/7/1998          Registered
BEAUTYREST                        Guyana       Simmons Company   Not Available          Not Available      Unfiled
SIMMONS                           Guyana       Simmons Company   Not Available          Not Available      Unfiled
5 ZONES FOR YOUR BONES            Hong Kong    Simmons Company   B2704/2001             7/9/1999           Registered
BACKCARE                          Hong Kong    Simmons Company   B5286/2000             6/21/1997          Registered
BEAUTYREST                        Hong Kong    Simmons Company   717/1983               12/4/1981          Registered
GOOD DREAM (in Chinese)           Hong Kong    Simmons Company   3425/1995              9/18/1990          Registered
S & HOUSE                         Hong Kong    Simmons Company   B1440/1976             7/31/1975          Registered
S SIMMONS & GLOBE Design          Hong Kong    Simmons Company   2811/1998              4/1/1997           Registered
SIMMONS (in Chinese characters)   Hong Kong    Simmons Company   1750/1981              11/17/1980         Registered
THE DO NOT DISTURB MATTRESS       Hong Kong    Simmons Company   B1625/2002             7/9/1999           Registered
FIVE ZONES FOR YOUR BONES         Hungary      Simmons Company   13073-2001             Not Available      Unfiled

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK          COUNTRY    OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE        STATUS
-------------------------------------------------------------------------------------------------------------------
S & GLOBE DESIGN              Hungary     Simmons Company    148937               3/2/1998               Registered
BEAUTYREST                    Iceland     Simmons Company    1049/1991            Not Available          Registered
BACKCARE                      India       Simmons Company    892409               12/17/1999             Pending
BEAUTYREST                    India       Simmons Company    892410               12/17/1999             Pending
S DESIGN                      India       Simmons Company    279293B              4/3/1972               Registered
SIMMONS                       India       Simmons Company    892408               12/17/1999             Pending
SIMMONS (Device)              India       Simmons Company    840685               2/10/1999              Pending
BACKCARE                      Indonesia   Simmons Company    383042               8/15/1997              Registered
BEAUTYREST                    Indonesia   Simmons Company    378721               8/8/1997               Registered
S & HOUSE DESIGN              Indonesia   Simmons Company    382897               8/15/1997              Registered
S AND GLOBE DESIGN            Indonesia   Simmons Company    441020               2/23/2000              Registered
SIMMONS                       Indonesia   Simmons Company    377562               8/4/1997               Registered
BEAUTYREST                    Italy       Simmons Company    RM2003C003166        2/15/1954              Registered
QUIETUDE                      Italy       Simmons Company    785801               8/4/1999               Registered
S & GLOBE DESIGN              Italy       Simmons Company    785145               6/11/1999              Registered
S AND HOUSE DESIGN            Italy       Simmons Company    RM2002C001496        6/21/1974              Registered
SIMMONS                       Italy       Simmons Company    713627               6/16/1997              Registered
SLUMBER KING                  Italy       Simmons Company    RM2002C000042        11/19/1985             Registered
SLUMBER KING                  Italy       Simmons Company    RM2002C000042        1/7/2002               Registered
BEAUTYREST                    Jamaica     Simmons Company    35,190               11/25/1998             Registered
BACKCARE (WORD)               Kuwait      Simmons Company    44321                8/27/2000              Registered
BEAUTYREST (special writing)  Kuwait      Simmons Company    47601                8/27/2000              Pending
S AND GLOBE DESIGN            Kuwait      Simmons Company    45916                8/27/2000              Registered
SIMMONS (SPECIAL WRITING)     Kuwait      Simmons Company    45918                8/27/2000              Registered
S & HOUSE DESIGN              Lebanon     Simmons Company    26305/50259          Not Available          Registered
SIMMONS                       Lebanon     Simmons Company    44108                Not Available          Registered
BEAUTYREST LABEL              Lesotho     Simmons Company    LS/M/92/00751        11/12/1998             Registered
SIMMONS                       Lesotho     Simmons Company    LS/M/92/00755        11/12/1998             Registered
BEAUTYREST                    Libya       Simmons Company    Not Available        Not Available          Pending
HIDE-A-BED                    Libya       Simmons Company    Not Available        Not Available          Pending
SIMMONS                       Libya       Simmons Company    Not Available        Not Available          Pending
BEAUTYREST                    Macao       Simmons Company    7763-M               4/2/1992               Registered
S (DEVICE)                    Macao       Simmons Company    7747-M               4/2/1992               Registered
S (DEVICE)                    Macao       Simmons Company    7746-M               4/2/1992               Registered
S (DEVICE)                    Macao       Simmons Company    7722-M               4/23/1992              Registered
SIMMONS                       Macao       Simmons Company    7744-M               4/2/1992               Registered
BEAUTYREST                    Macedonia   Simmons Company    7522                 21/26/2001             Registered
S & GLOBE DESIGN              Macedonia   Simmons Company    7416                 Not Available          Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            TRADEMARK          COUNTRY    OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE         STATUS
-------------------------------------------------------------------------------------------------------------------
SIMMONS                       Macedonia   Simmons Company      7415                Not Available          Registered
BACKCARE                      Malaysia    Simmons Company      03111/99            4/13/1999              Pending
BEAUTY SLEEP                  Malaysia    Simmons Company      94/08296            9/13/1994              Registered
BEAUTYREST                    Malaysia    Simmons Company      5600/85             12/26/1985             Registered
Better Sleep Through Science  Malaysia    Simmons Company      99/06237            7/10/1999              Pending
FIVE ZONES FOR YOUR BONES     Malaysia    Simmons Company      99/06239            7/10/1999              Pending
S & GLOBE DESIGN              Malaysia    Simmons Company      11316/98            10/1/998               Pending
S & HOUSE DESIGN              Malaysia    Simmons Company      5599/85             12/26/1985             Registered
S AND GLOBE DESIGN            Malaysia    Simmons Company      7891/98             7/3/1998               Pending
SIMMONS                       Malaysia    Simmons Company      5598/85             12/26/1985             Registered
SIMMONS (IN CHINESE)          Malaysia    Simmons Company      316/86              1/23/1986              Registered
SIMMONS GALLERY & DEVICE      Malaysia    Simmons Company      9715/95             Not Available          Unfiled
The Do Not Disturb Mattress   Malaysia    Simmons Company      99/06238            7/10/1999              Pending
BEAUTYREST                    Mexico      Simmons Company      752377              6/27/2002              Registered
CONTOUR FLEX**                Mexico      Simmons Company      483566              1/3/1995               Registered
MAXIPEDIC**                   Mexico      Simmons Company      524823              6/28/1996              Registered
S**                           Mexico      Simmons Company      490096              4/28/1995              Registered
S SIMMONS**                   Mexico      Simmons Company      546998              4/25/1997              Registered
S Simmons (and Design)        Mexico      Simmons Company      509830              10/2/2001              Pending
SIMMONS                       Mexico      Simmons Company      483567              1/3/1995               Registered
SLUMBER KING**                Mexico      Simmons Company      731736              1/30/2002              Registered
BEAUTYREST                    Montenegro  Simmons Company      Z-276/97            3/5/1997               Pending
S & GLOBE DESIGN              Montenegro  Simmons Company      509830              Not Available          Pending
SIMMONS                       Montenegro  Simmons Company      Z-275/97            3/5/1997               Pending
BEAUTYREST                    Morocco     Simmons Company      78480               8/4/2001               Registered
HIDE-A-BED                    Morocco     Simmons Company      78481               8/4/2001               Registered
SIMMONS                       Morocco     Simmons Company      78482               8/24/2001              Registered
BACKCARE                      Myanmar     Simmons Company      2150/1997           4/30/1997              Registered
BEAUTYREST                    Myanmar     Simmons Company      2147/1997           4/30/1997              Registered
HIDE-A-BED                    Myanmar     Simmons Company      2148/1997           4/30/1997              Registered
S & GLOBE DESIGN              Myanmar     Simmons Company      2151/1997           4/30/1997              Registered
S & HOUSE DESIGN              Myanmar     Simmons Company      2152/1997           4/30/1997              Registered
SIMMONS                       Myanmar     Simmons Company      2149/1997           4/30/1997              Registered
BACKCARE                      Nepal       Simmons Company      12145/053           5/27/1996              Registered
BEAUTYREST                    Nepal       Simmons Company      12143/053           5/27/1996              Registered
HIDE-A-BED                    Nepal       Simmons Company      12144/053           5/27/1996              Registered
S & GLOBE DESIGN              Nepal       Simmons Company      13395/055           Not Available          Unfiled
S & HOUSE DESIGN              Nepal       Simmons Company      12142/053           5/27/1996              Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

          TRADEMARK               COUNTRY       OWNER/APPLICANT   REG. NO./APPL. NO.  REG. DATE/APPL. DATE         STATUS
---------------------------------------------------------------------------------------------------------------------------
SIMMONS                       Nepal             Simmons Company      12141/053           5/27/1996               Registered
BEAUTYREST                    Nigeria           Simmons Company      14937               7/13/1962               Registered
S & HOUSE DESIGN              Nigeria           Simmons Company      24691               12/25/1989              Registered
SIMMONS                       Nigeria           Simmons Company      13513               7/13/1962               Registered
S & HOUSE DESIGN              Norway            Simmons Company      86789               1/11/1973               Registered
SIMMONS BEAUTYREST            Norway            Simmons Company      149.606             3/12/1992               Registered
BACKCARE                      Oman              Simmons Company      22174               4/3/2000                Pending
BEAUTYREST Device             Oman              Simmons Company      22175               4/3/2000                Pending
S AND GLOBE                   Oman              Simmons Company      22176               4/3/2000                Pending
SIMMONS Device                Oman              Simmons Company      22177               4/3/2000                Pending
BACKCARE                      Pakistan          Simmons Company      135782              Not Available           Pending
BEAUTYREST                    Pakistan          Simmons Company      135783              Not Available           Unfiled
HIDE-A-BED                    Pakistan          Simmons Company      135785              Not Available           Pending
S & GLOBE DESIGN              Pakistan          Simmons Company      135784              Not Available           Pending
S & HOUSE DESIGN              Pakistan          Simmons Company      57,142              Not Available           Registered
SIMMONS                       Pakistan          Simmons Company      135960              Not Available           Registered
BACKCARE                      Panama            Simmons Company      87020               4/17/1997               Registered
BEAUTYREST                    Panama            Simmons Company      7353                3/19/1962               Registered
DEEPSLEEP                     Panama            Simmons Company      7354                3/19/1962               Registered
S SIMMONS Y DISENO            Panama            Simmons Company      87019               4/17/1997               Registered
S SIMMONS Y DISENO            Panama            Simmons Company      87018               4/17/1997               Registered
SIMMONS                       Panama            Simmons Company      8313                8/19/1954               Registered
BEAUTYREST                    Papua New Guinea  Simmons Company      A5653R              9/16/1975               Registered
DEEPSLEEP                     Papua New Guinea  Simmons Company      A5654R              9/16/1975               Registered
HIDE-A-BED                    Papua New Guinea  Simmons Company      A5655R              9/16/1975               Registered
SIMMONS                       Papua New Guinea  Simmons Company      A5656R              9/16/1975               Registered
BACKCARE                      Peru              Simmons Company      75555               10/15/2001              Registered
BEAUTYREST                    Peru              Simmons Company      17003               7/31/1993               Registered
MAXIPEDIC                     Peru              Simmons Company      36420               6/10/1997               Registered
S AND GLOBE DESIGN            Peru              Simmons Company      75554               10/15/2001              Registered
S AND GLOBE DESIGN            Peru              Simmons Company      75833               10/25/2001              Registered
S AND HOUSE DESIGN            Peru              Simmons Company      96374               3/24/1992               Registered
SIMMONS                       Peru              Simmons Company      97288               5/8/1992                Registered
BACKCARE                      Puerto Rico       Simmons Company      40,000              Not Available           Registered
BEAUTYREST                    Puerto Rico       Simmons Company      3,872               Not Available           Registered
HOTEL-BILT                    Puerto Rico       Simmons Company      10,657              Not Available           Registered
MAXIPEDIC                     Puerto Rico       Simmons Company      28,086              Not Available           Registered
S & HOUSE DESIGN              Puerto Rico       Simmons Company      17,729              Not Available           Registered

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

          TRADEMARK               COUNTRY         OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE         STATUS
---------------------------------------------------------------------------------------------------------------------------
SIMMONS                       Puerto Rico         Simmons Company    8182                 Not Available          Registered
BEAUTYREST                    Romania             Simmons Company    27876                Not Available          Registered
S & GLOBE Design              Romania             Simmons Company    042563               Not Available          Pending
BACKCARE                      Russian Federation  Simmons Company    173406               3/24/1999              Registered
BEAUTYREST                    Russian Federation  Simmons Company    129455               7/14/1995              Registered
BEAUTYREST (STYLIZED)         Russian Federation  Simmons Company    106403               7/24/1992              Registered
HIDE-A-BED                    Russian Federation  Simmons Company    130584               8/15/1995              Registered
HIDE-A-BED                    Russian Federation  Simmons Company    106404               7/24/1992              Registered
MAXIPEDIC                     Russian Federation  Simmons Company    173405               3/24/1999              Registered
POCKETED COIL (ENGLISH)       Russian Federation  Simmons Company    171696               2/4/1999               Registered
POCKETED COIL (RUSSIAN)       Russian Federation  Simmons Company    171697               2/4/1999               Registered
S & GLOBE DESIGN              Russian Federation  Simmons Company    165191               6/15/1998              Registered
SIMMONS (STYLIZED)            Russian Federation  Simmons Company    111846               6/9/1993               Registered
BACKCARE                      Saudi Arabia        Simmons Company    664/37               12/19/2002             Registered
BEAUTYREST (STYLIZED)         Saudi Arabia        Simmons Company    592/38               10/17/2001             Registered
SIMMONS (DESIGNED)            Saudi Arabia        Simmons Company    592/39               10/17/2001             Registered
SIMMONS S & GLOBE DESIGN      Saudi Arabia        Simmons Company    598/70               11/21/2001             Registered
BEAUTYREST                    Serbia              Simmons Company    43121                Not Available          Registered
S & GLOBE DESIGN              Serbia              Simmons Company    Not Available        10/15/1997             Pending
SIMMONS                       Serbia              Simmons Company    Not Available        Not Available          Pending
S & HOUSE DESIGN              Slovakia            Simmons Company    175418               Not Available          Pending
S AND HOUSE DESIGN            Slovakia            Simmons Company    184584               8/5/1999               Registered
BEAUTYREST                    Slovenia            Simmons Company    Z9770168             Not Available          Pending
S & GLOBE DESIGN              Slovenia            Simmons Company    Z9770169             Not Available          Pending
SIMMONS                       Slovenia            Simmons Company    Z9770167             Not Available          Pending
BEAUTY-REST.CO.ZA             South Africa        Simmons Company    DN245ZA00            11/15/2000             Registered
BUILT SO WELL YOU NEVER HAVE
TO FLIP IT                    South Africa        Simmons Company    2000/20312           10/13/2000             Pending
Do Not Disturb                South Africa        Simmons Company    2000/16046           8/11/2000              Pending
SIMMONS.co.za                 South Africa        Simmons Company    Not Available        Not Available          Unfiled
SIMMONS-COMPANY.CO.ZA         South Africa        Simmons Company    DN246ZA00            11/15/2000             Registered
BEAUTYREST                    Spain               Simmons Company    260,809              2/11/1953              Registered
SIMMONS (STYLIZED)            Spain               Simmons Company    76,184               10/11/1929             Registered
BACKCARE                      Sri Lanka           Simmons Company    78839                Not Available          Pending
BEAUTYREST                    Sri Lanka           Simmons Company    78836                Not Available          Pending
DR. HARD                      Sri Lanka           Simmons Company    Not Available        Not Available          Pending
HIDE-A-BED                    Sri Lanka           Simmons Company    78835                Not Available          Pending
MAXIPEDIC                     Sri Lanka           Simmons Company    Not Available        Not Available          Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

        TRADEMARK                  COUNTRY         OWNER/APPLICANT  REG. NO./APPL. NO.  REG. DATE/APPL. DATE       STATUS
----------------------------------------------------------------------------------------------------------------------------
S AND GLOBE DESIGN            Sri Lanka            Simmons Company    78838                5/30/1996              Registered
S AND HOUSE DESIGN            Sri Lanka            Simmons Company    78837                Not Available          Pending
SIMMONS                       Sri Lanka            Simmons Company    78840                Not Available          Pending
BEAUTYREST LABEL              Swaziland            Simmons Company    252/1992/SA          Not Available          Registered
S DEVICE                      Swaziland            Simmons Company    Not Available        Not Available          Registered
BEAUTYREST                    Sweden               Simmons Company    236,060              6/5/1992               Registered
S AND HOUSE DESIGN            Sweden               Simmons Company    140,233              8/4/1972               Registered
BEAUTYREST [WORD]             Switzerland          Simmons Company    317894               3/25/1982              Registered
S AND HOUSE DESIGN            Switzerland          Simmons Company    397386               3/12/1992              Registered
SIMMONS                       Switzerland          Simmons Company    317.895              3/25/1982              Registered
SIMMONS                       Switzerland          Simmons Company    0173292              12/7/1953              Registered
S AND HOUSE DESIGN            Syria                Simmons Company    9642                 Not Available          Registered
BEAUTYREST                    Taiwan               Simmons Company    77841                9/1/1975               Registered
BEAUTYREST                    Taiwan               Simmons Company    77283                8/1/1975               Registered
HIDE-A-BED                    Taiwan               Simmons Company    77838                9/1/1975               Registered
S AND GLOBE DESIGN            Taiwan               Simmons Company    804864               6/1/1998               Registered
S AND HOUSE DESIGN            Taiwan               Simmons Company    77832                9/1/1975               Registered
S AND HOUSE DESIGN            Taiwan               Simmons Company    77739                9/1/1975               Registered
S AND HOUSE DESIGN            Taiwan               Simmons Company    77840                9/1/1975               Registered
SIMMONS                       Taiwan               Simmons Company    7783!                Not Available          Registered
SIMMONS                       Taiwan               Simmons Company    726635               9/1/1996               Registered
SIMMONS                       Taiwan               Simmons Company    77839                9/1/1975               Registered
BEAUTYREST                    Thailand             Simmons Company    Kor 65857            10/30/1996             Registered
S & HOUSE W/SIMMONS           Thailand             Simmons Company    Kor 78409            2/6/1997               Registered
S AND CROWN                   Thailand             Simmons Company    Kor 73975            10/30/1996             Registered
S AND GLOBE DESIGN            Thailand             Simmons Company    Kor 84590            2/6/1997               Registered
S AND HOUSE DESIGN            Thailand             Simmons Company    Kor 75220            2/3/1997               Registered
S AND HOUSE DESIGN            Thailand             Simmons Company    Kor 2174             4/5/1972               Registered
SIMMONS                       Thailand             Simmons Company    Kor 97639            11/10/1998             Registered
SIMMONS (STYLIZED)            Thailand             Simmons Company    Kor 78157            5/13/1997              Registered
S DEVICE                      Transkei             Simmons Company    B72/1891             Not Available          Registered
SIMMONS                       Transkei             Simmons Company    92/0340              Not Available          Pending
BEAUTYREST                    Trinidad and Tobago  Simmons Company    21257                3/21/1995              Registered
SIMMONS                       Trinidad and Tobago  Simmons Company    21165                3/20/2001              Registered
BEAUTYREST                    Tunisia              Simmons Company    Not Available        Not Available          Pending
HIDE-A-BED                    Tunisia              Simmons Company    Not Available        Not Available          Pending
SIMMONS                       Tunisia              Simmons Company    Not Available        Not Available          Pending
BEAUTYREST                    Turkey               Simmons Company    2003/011207          5/12/2003              Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

        TRADEMARK                   COUNTRY              OWNER/APPLICANT       REG. NO./APPL. NO.  REG. DATE/APPL. DATE    STATUS
------------------------------------------------------------------------------------------------------------------------------------
SIMMONS                       Turkey                Simmons Company              2003/011208          5/12/2003          Pending
BEAUTYREST (STYLIZED)         Ukraine               Simmons Company              7051                 9/30/1996          Registered
HIDE-A-BED                    Ukraine               Simmons Company              6590                 12/26/1995         Registered
S AND GLOBE DESIGN            Ukraine               Simmons Company              15558                8/15/2000          Registered
S AND HOUSE DESIGN            Ukraine               Simmons Company              6647                 3/29/1996          Registered
SIMMONS (STYLIZED)            Ukraine               Simmons Company              6961                 6/28/1996          Registered
BACKCARE                      United Arab Emirates  Simmons Company              29206                10/28/2001         Registered
BEAUTYREST                    United Arab Emirates  Simmons Company              29205                10/28/2001         Registered
S AND GLOBE DESIGN            United Arab Emirates  Simmons Company              29204                10/28/2001         Registered
SIMMONS                       United Arab Emirates  Simmons Company              29203                10/28/2001         Registered
CONTOURFLEX                   United Kingdom        Simmons Company              B1241627             5/10/1985          Registered
BEAUTY SLEEP BY SIMMONS       Uruguay               Simmons Company              275611               Not Available      Registered
BEAUTYREST BY SIMMONS         Uruguay               Simmons Company              275610               Not Available      Registered
MAXIPEDIC                     Uruguay               Simmons Company              252,791              Not Available      Registered
S AND HOUSE DESIGN            Uruguay               Simmons Company              Not Available        Not Available      Pending
S AND HOUSE DESIGN            Uruguay               Simmons Company              271372               Not Available      Registered
S AND HOUSE DESIGN            Uruguay               Simmons Company              271371               Not Available      Registered
SIMMONS - EXPIRED IN 1988     Uruguay               Simmons Company              65255                Not Available      Registered
S DEVICE                      Venda                 Simmons Company              B72/1891             Not Available      Registered
SIMMONS                       Venda                 Simmons Company              Not Available        Not Available      Pending
FIVE ZONES FOR YOUR BONES     Venezuela             Simmons Company              13073-01             7/25/2001          Pending
FIVE ZONES FOR YOUR BONES     Venezuela             Simmons Company              P 241,554            11/11/2002         Registered
NO FLIP                       Venezuela             Simmons Company              P 241,555            11/11/2002         Registered
NO FLIP                       Venezuela             Simmons Company              P 241,559            11/11/2002         Registered
POCKETED COIL                 Venezuela             Simmons Company              P 241,083            9/10/1999          Registered
BACKCARE                      Viet Nam              Simmons Company              21913                10/3/1996          Registered
BEAUTYREST                    Viet Nam              Simmons Company              21914                10/3/1996          Registered
S & GLOBE DESIGN              Viet Nam              Simmons Company              33382                Not Available      Registered
S & HOUSE DESIGN              Viet Nam              Simmons Company              21994                10/3/1996          Registered
SIMMONS                       Viet Nam              Simmons Company              21912                10/3/1996          Registered
LIBERTY SIMMONS*              Japan                 Simmons Company Ltd Japan    2003-55091           7/2/2003           Pending
SIMMONS DOLCHE*               Japan                 Simmons Company Ltd Japan    2003-55092           7/2/2003           Pending
BOX SPRING (CAJA RESORTES)*   Argentina             Simmons de Argentina         1,644,665            9/15/1997          Registered
                                                    Socieded Anonima
                                                    Industrial
DEEP SLEEP*                   Argentina             Simmons de Argentina         1,701,749            11/6/1998          Registered
                                                    Socieded Anonima
                                                    Industrial
THE SLEEP EXPRESS AND DESIGN  Canada                Sleep Country USA            1,111,097            7/26/2001          Pending

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

             TRADEMARK                     COUNTRY             OWNER/APPLICANT   REG. NO./APPL. NO.  REG. DATE/APPL. DATE   STATUS
-----------------------------------------------------------------------------------------------------------------------------------
THE SLEEP EXPRESS PREMIER DELIVERY  Canada                    Sleep Country USA      1,111,099            7/26/2001       Pending
SERVICE AND DESIGN

THE SLEEP EXPRESS AND DESIGN        Oregon                    Sleep Country USA      S-35104              5/3/2001        Registered
THE SLEEP EXPRESS PREMIER DELIVERY  Oregon                    Sleep Country USA      S-35105              5/3/2001        Registered
SERVICE AND DESIGN
SLEEP COUNTRY PLUS                  United States of America  Sleep Country USA      78/269,240           7/1/2003        Pending
SLEEP COUNTRY USA                   United States of America  Sleep Country USA      1,785,946            8/3/1993        Registered
THE SLEEP EXPRESS AND DESIGN        United States of America  Sleep Country USA      2,723,223            6/10/2003       Registered
THE SLEEP EXPRESS PREMIER DELIVERY  United States of America  Sleep Country USA      2,723,222            6/10/2003       Registered
SERVICE AND DESIGN

WE WON'T REST UNTIL YOU DO          United States of America  Sleep Country USA      75/919,639           2/15/2000       Pending
WHY BUY A MATTRESS ANYWHERE
ELSE?                               United States of America  Sleep Country USA      1,844,912            7/12/1994       Registered
IF YOU'RE NOT PICKY ABOUT COLOR     United States of America  Sleep Country USA      78/263,064           6/16/2003       Pending
SLEEP COUNTRY                       United States of America  Sleep Country USA      78/269,235           7/1/2003        Pending
MATTRESS GALLERY                    Washington                Sleep Country USA      30872                9/4/2002        Registered
SLEEP COUNTRY USA                   Washington                Sleep Country USA      31661                6/16/2003       Registered
THE SLEEP EXPRESS AND DESIGN        Washington                Sleep Country USA      29738                5/3/2001        Registered
THE SLEEP EXPRESS PREMIER           Washington                Sleep Country USA      29737                5/3/2001        Registered
DELIVERY SERVICE AND DESIGN
WHY BUY A MATTRESS ANYWHERE
ELSE?                               Washington                Sleep Country USA      022,703              12/13/1993      Registered

*Mark is in the process of being assigned to Dreamwell Ltd.

**See Schedule 4.7(H)

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

                          SIMMONS DOMAIN NAME SCHEDULE

          DOMAIN NAME                     EXPIRES          RECORD OWNER
----------------------------------       ----------       ---------------
allerfreemattress.com                    08/14/2005       Dreamwell, Ltd.
backcare.biz                             12/17/2004       Dreamwell, Ltd.
backcare.com                             09/05/2006       Dreamwell, Ltd.
backcarekids.biz                         11/13/2004       Dreamwell, Ltd.
backcarekids.com                         02/01/2005       Dreamwell, Ltd.
backcarekids.info                        11/14/2004       Dreamwell, Ltd.
backcarekids.net                         11/14/2004       Dreamwell, Ltd.
backcarekids.org                         11/14/2004       Dreamwell, Ltd.
backcarekids.us                          11/13/2004       Dreamwell, Ltd.
backcaremattress.biz                     12/17/2004       Dreamwell, Ltd.
backcaremattress.com                     08/21/2005       Dreamwell, Ltd.
backcaresucks.com                        02/28/2005       Dreamwell, Ltd.
beaurest.com                             04/27/2004       Dreamwell, Ltd.
beautyrest-mattress.biz                  12/17/2004       Dreamwell, Ltd.
beautyrest-mattress.com                  08/21/2005       Dreamwell, Ltd.
beautyrest.biz                           12/17/2004       Dreamwell, Ltd.
beautyrest.com                           08/24/2005       Dreamwell, Ltd.
beautyrestmattress.biz                   12/17/2004       Dreamwell, Ltd.
beautyrestmattress.com                   08/21/2005       Dreamwell, Ltd.
beautyrestmattresses.com                 03/01/2007       Dreamwell, Ltd.
beautyrestsucks.com                      02/28/2005       Dreamwell, Ltd.
beautysleep.com                          10/16/2004       Dreamwell, Ltd.
bettersleepforthetwoofyou.com            08/26/2004       Dreamwell, Ltd.
bettersleepforthetwoofyou.net            08/26/2004       Dreamwell, Ltd.
bettersleepforthetwoofyou.org            08/26/2004       Dreamwell, Ltd.
bettersleeppromise.com                   11/28/2004       Dreamwell, Ltd.
bodycarekids.com                         04/04/2004       Dreamwell, Ltd.
bodycaremattress.biz                     04/09/2004       Dreamwell, Ltd.
bodycaremattress.com                     04/10/2004       Dreamwell, Ltd.
bodycaremattress.net                     04/10/2004       Dreamwell, Ltd.
bowling-ball-mattress.com                08/22/2005       Dreamwell, Ltd.
bowlingballmattress.com                  08/22/2005       Dreamwell, Ltd.
breatheasymattress.com                   08/14/2005       Dreamwell, Ltd.
buyabeautyrest.com                       04/11/2004       Dreamwell, Ltd.
buyasimmons.com                          04/11/2004       Dreamwell, Ltd.
buybeautyrest.com                        04/11/2004       Dreamwell, Ltd.
buysimmons.com                           04/11/2004       Dreamwell, Ltd.
buysimmonsbeautyrest.com                 04/11/2004       Dreamwell, Ltd.
charlieeitel.com                         11/30/2004       Dreamwell, Ltd.
columbia-bedding-company.biz             05/20/2005       Dreamwell, Ltd.
columbia-bedding-company.com             05/21/2005       Dreamwell, Ltd.
columbia-bedding-company.info            05/21/2005       Dreamwell, Ltd.
columbia-bedding-company.net             05/21/2005       Dreamwell, Ltd.
columbia-bedding-company.org             05/21/2005       Dreamwell, Ltd.
columbia-bedding-company.us              05/20/2005       Dreamwell, Ltd.
columbia-fine-bedding-company.biz        05/20/2005       Dreamwell, Ltd.
columbia-fine-bedding-company.com        05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding-company.info       05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding-company.net        05/21/2005       Dreamwell, Ltd.

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

            DOMAIN NAME                   EXPIRES          RECORD OWNER
------------------------------------     ----------       ---------------
columbia-fine-bedding-company.org        05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding-company.us         05/20/2005       Dreamwell, Ltd.
columbia-fine-bedding.biz                05/20/2005       Dreamwell, Ltd.
columbia-fine-bedding.com                05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding.info               05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding.net                05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding.org                05/21/2005       Dreamwell, Ltd.
columbia-fine-bedding.us                 05/20/2005       Dreamwell, Ltd.
columbiabedding.com                      08/14/2005       Dreamwell, Ltd.
columbiabedding.net                      08/23/2005       Dreamwell, Ltd.
columbiabeddingandfeathercompany.com     08/23/2005       Dreamwell, Ltd.
columbiabeddingandfeathercompany.net     08/23/2005       Dreamwell, Ltd.
columbiabeddingcompany.biz               05/20/2005       Dreamwell, Ltd.
columbiabeddingcompany.com               08/23/2005       Dreamwell, Ltd.
columbiabeddingcompany.info              05/21/2005       Dreamwell, Ltd.
columbiabeddingcompany.net               08/23/2005       Dreamwell, Ltd.
columbiabeddingcompany.org               05/21/2005       Dreamwell, Ltd.
columbiabeddingcompany.us                05/20/2005       Dreamwell, Ltd.
columbiafinebedding.biz                  05/20/2005       Dreamwell, Ltd.
columbiafinebedding.com                  05/21/2005       Dreamwell, Ltd.
columbiafinebedding.info                 05/21/2005       Dreamwell, Ltd.
columbiafinebedding.net                  05/21/2005       Dreamwell, Ltd.
columbiafinebedding.org                  05/21/2005       Dreamwell, Ltd.
columbiafinebedding.us                   05/20/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.biz           05/20/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.com           05/21/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.info          05/21/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.net           05/21/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.org           05/21/2005       Dreamwell, Ltd.
columbiafinebeddingcompany.us            05/20/2005       Dreamwell, Ltd.
columbiamattresscompany.com              08/23/2005       Dreamwell, Ltd.
columbiamattresscompany.net              08/23/2005       Dreamwell, Ltd.
consumer-questionnaire.com               03/08/2004       Dreamwell, Ltd.
designyourperfectbed.biz                 06/27/2005       Dreamwell, Ltd.
designyourperfectbed.com                 06/28/2005       Dreamwell, Ltd.
designyourperfectbed.net                 06/28/2005       Dreamwell, Ltd.
dialamattressintl.com                    04/13/2004       Dreamwell, Ltd.
do-not-disturb.biz                       11/07/2004       Dreamwell, Ltd.
do-not-disturbmattress.com               08/22/2005       Dreamwell, Ltd.
dreamwell.biz                            05/27/2004       Dreamwell, Ltd.
dreamwell.info                           05/28/2004       Dreamwell, Ltd.
dreamwell.us                             05/27/2004       Dreamwell, Ltd.
llameuncolchonintl.com                   04/13/2004       Dreamwell, Ltd.
luxurybeds.com                           09/03/2004       Dreamwell, Ltd.
luxurymattress.com                       09/03/2004       Dreamwell, Ltd.
maxipedic.biz                            12/17/2004       Dreamwell, Ltd.
moistureban.com                          01/11/2005       Dreamwell, Ltd.
olympicqueen.biz                         11/06/2004       Dreamwell, Ltd.
olympicqueen.com                         03/13/2005       Dreamwell, Ltd.
olympicqueen.net                         03/13/2005       Dreamwell, Ltd.
pocketed-coil.biz                        12/17/2004       Dreamwell, Ltd.

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

      DOMAIN NAME                EXPIRES          RECORD OWNER
-------------------------       ----------       ---------------
pocketed-coil.com               05/24/2004       Dreamwell, Ltd.
raincotemattress.com            01/18/2004       Dreamwell, Ltd.
sangsleep.com                   07/01/2005       Dreamwell, Ltd.
sangsleep.net                   07/01/2005       Dreamwell, Ltd.
sangsleep.org                   07/01/2005       Dreamwell, Ltd.
sexybeds.com                    04/13/2004       Dreamwell, Ltd.
sexycamas.com                   04/13/2004       Dreamwell, Ltd.
simmons-backcare.biz            12/17/2004       Dreamwell, Ltd.
simmons-backcare.com            08/21/2005       Dreamwell, Ltd.
simmons-beautyrest.biz          12/17/2004       Dreamwell, Ltd.
simmons-beautyrest.com          08/21/2005       Dreamwell, Ltd.
simmons-mattress.biz            11/06/2004       Dreamwell, Ltd.
simmons-mattress.com            08/21/2005       Dreamwell, Ltd.
simmons-mattresses.biz          12/17/2004       Dreamwell, Ltd.
simmons-mattresses.com          08/21/2005       Dreamwell, Ltd.
sirnmons-world.biz              12/17/2004       Dreamwell, Ltd.
simmons-world.com               08/22/2005       Dreamwell, Ltd.
simmons.com                     09/09/2006       Dreamwell, Ltd.
simmonsacademy.com              05/10/2005       Dreamwell, Ltd.
simmonsadsource.com             10/16/2006       Dreamwell, Ltd.
simmonsairbed.com               02/06/2006       Dreamwell, Ltd.
simmonsbackcare.biz             12/17/2004       Dreamwell, Ltd.
simmonsbackcare.com             08/21/2005       Dreamwell, Ltd.
simmonsbeautyrest.biz           12/17/2004       Dreamwell, Ltd.
simmonsbeautyrest.com           08/21/2005       Dreamwell, Ltd.
simmonsbeautysleep.biz          12/17/2004       Dreamwell, Ltd.
simmonsbeauty sleep.com         10/14/2004       Dreamwell, Ltd.
simmonsbeds.biz                 12/17/2004       Dreamwell, Ltd.
simmonsbodycare.biz             04/07/2004       Dreamwell, Ltd.
simmonsbodycare.com             04/08/2004       Dreamwell, Ltd.
simmonsbodycare.net             04/08/2004       Dreamwell, Ltd.
simmonsco.biz                   12/17/2004       Dreamwell, Ltd.
simmonsco.com                   09/03/2005       Dreamwell, Ltd.
simmonscompany.com              09/05/2005       Dreamwell, Ltd.
simmonsdealers.com              04/23/2005       Dreamwell, Ltd.
simmonsdirect.biz               12/17/2004       Dreamwell, Ltd.
simmonsdirect.com               10/14/2004       Dreamwell, Ltd.
simmonsinternational.biz        05/21/2004       Dreamwell, Ltd.
simmonsinternational.net        01/15/2004       Dreamwell, Ltd.
simmonsinternational.org        01/15/2004       Dreamwell, Ltd.
simmonsmattress.biz             12/17/2004       Dreamwell, Ltd.
simmonsmattress.com             08/21/2005       Dreamwell, Ltd.
simmonsmattresses.biz           12/17/2004       Dreamwell, Ltd.
simmonsmattresses.com           08/21/2005       Dreamwell, Ltd.
simmonsoutlet.com               10/13/2004       Dreamwell, Ltd.
simmonspond.com                 04/22/2004       Dreamwell, Ltd.
simmonsspecialtysleep.com       05/17/2004       Dreamwell, Ltd.
simmonssucks.com                04/03/2004       Dreamwell, Ltd.
simmonswaterbed.com             05/17/2004       Dreamwell, Ltd.
simmonsworld.biz                12/17/2004       Dreamwell, Ltd.
simmonsworld.com                08/22/2005       Dreamwell, Ltd.

                                                                 SCHEDULE 4.7(E)
                                                TO PLEDGE AND SECURITY AGREEMENT

        DOMAIN NAME                 EXPIRES               RECORD OWNER
-----------------------------      ----------       -----------------------
slumberlandbeds.com                04/13/2004       Dreamwell, Ltd.
slumberlandcamas.com               04/13/2004       Dreamwell, Ltd.
slumberlandcolchon.com             04/13/2004       Dreamwell, Ltd.
slumberlandgallery.com             01/06/2004       Dreamwell, Ltd.
slumberlandintl.com                04/13/2004       Dreamwell, Ltd.
slumberlandmattress.com            04/13/2004       Dreamwell, Ltd.
slumberlandretail.com              04/13/2004       Dreamwell, Ltd.
slumberlandusa.com                 04/13/2004       Dreamwell, Ltd.
wantbed.com                        02/10/2006       Dreamwell, Ltd.
windsorbeddingco.com               07/01/2005       Dreamwell, Ltd.
windsorbeddingco.net               07/01/2005       Dreamwell, Ltd.
windsorbeddingco.org               07/01/2005       Dreamwell, Ltd.
windsorbeddingcompany.com          07/01/2005       Dreamwell, Ltd.
windsorbeddingcompany.net          07/01/2005       Dreamwell, Ltd.
windsorbeddingcompany.org          07/01/2005       Dreamwell, Ltd.
world-of-simmons.biz               12/17/2004       Dreamwell, Ltd.
world-of-simmons.com               08/22/2005       Dreamwell, Ltd.
worldofsimmons.biz                 12/17/2004       Dreamwell, Ltd.
worldofsimmons.com                 08/22/2005       Dreamwell, Ltd.
wosmattressoutlet.com              11/02/2005       Dreamwell, Ltd.
backcare-mattress.com              08/21/2004       Simmons Company
bettersleepthroughscience.com      04/06/2010       Simmons Company
1877mgstore.com                    03/21/2004       Sleep Country USA, Inc.
877mgstore.com                     03/21/2004       Sleep Country USA, Inc.
Mattressgallery.info               01/02/2009       Sleep Country USA, Inc.
Mattress-gallery.info              01/02/2009       Sleep Country USA, Inc.
Seriousleep.com                    03/21/2004       Sleep Country USA, Inc.
Serioussleep.com                   03/21/2004       Sleep Country USA, Inc.
Sleepcountry.biz                   01/01/2009       Sleep Country USA, Inc.
Sleepcountry.com                   11/22/2009       Sleep Country USA, Inc.
Sleepcountry.net                   01/20/2013       Sleep Country USA, Inc.
Sleepcountry.org                   01/20/2013       Sleep Country USA, Inc.
Sleepcountryusa.biz                12/31/2008       Sleep Country USA, Inc.
Sleepcountryusa.com                01/19/2009       Sleep Country USA, Inc.
Sleepcountryusa.info               01/02/2009       Sleep Country USA, Inc.
Sleepcountryusa.net                01/19/2009       Sleep Country USA, Inc.
Sleepcountryusa.org                01/19/2009       Sleep Country USA, Inc.
Sleepexpress.biz                   12/31/2008       Sleep Country USA, Inc.
Sleep-express.com                  06/06/2008       Sleep Country USA, Inc.
Sleepexpress.info                  01/02/2009       Sleep Country USA, Inc.
Sleep-express.net                  06/06/2008       Sleep Country USA, Inc.
Sleep-express.org                  06/06/2008       Sleep Country USA, Inc.
Thesleepexpress.biz                12/31/2008       Sleep Country USA, Inc.
Thesleepexpress.com                06/06/2008       Sleep Country USA, Inc.
Thesleepexpress.info               01/02/2009       Sleep Country USA, Inc.
Thesleepexpress.net                06/06/2008       Sleep Country USA, Inc.
Thesleepexpress.org                06/06/2008       Sleep Country USA, Inc.

                                 SCHEDULE 4.7(F)
                               TRADEMARK LICENSES

1. License Agreement, dated as of January 6, 2000, between Houndstooth Corp. and Simmons Company.

2. Eighth Amended and Restated Trademark License Agreement, dated as of September 17, 2003, between Dreamwell and Louisville Bedding. Letter Agreement dated September 16, 2003.

3. Agreement between Simmons Company, Simmons Universal Corporation, Simmons Juvenile Products Company, Inc. and Hausted, Inc. (regarding the Second Licensed Articles), dated as of October 30, 1986.

                  No. 3 is also a Trade Name License.

4. License Agreement, dated as of April 14, 2003, between Ashley Furniture Industries, Inc. and Simmons Company.

                                 SCHEDULE 4.7(G)
                              TRADE SECRET LICENSES

 NONE.

                                                   SCHEDULE 4.7(H) TO PLEDGE AND
                                                              SECURITY AGREEMENT

The following Trademarks are exceptions to the representations and warranties of the Grantors in Section 4.7(a)

               Trademark                   Country       Owner/Applicant   Reg. No./Appl. No.   Reg. Date/Appl. Date     Status
-------------------------------------   -------------    ---------------   ------------------   --------------------   ----------
1/3 YOUR LIFE IS SPENT IN BED SIMMONS   Australia        Dreamwell Ltd.            29624             11/23/1920        Registered
COMPANY
BABYBEAUTY                              Australia        Dreamwell Ltd.           167823             7/14/1961         Registered
BABYREST                                Australia        Dreamwell Ltd.           167824             7/14/1961         Registered
BACKCARE                                Japan            Dreamwell Ltd.          2099524             12/19/1988        Registered
BEAUTYREST                              Japan            Dreamwell Ltd.          2099522             12/19/1988        Registered
BEAUTYREST                              Japan            Dreamwell Ltd.          0609811             4/25/1963         Registered
ADJUSTO-REST                            United States    Dreamwell Ltd.          2134989             2/3/1998          Registered
AMENITI                                 United States    Dreamwell Ltd.        76/457069             10/7/2002         Pending
BACKCARE                                United States    Dreamwell Ltd.        76/321693             10/5/2001         Pending
BACKCARE                                United States    Dreamwell Ltd.        75/594550             11/24/1998        Pending
BEAUTYREST EXTRAORDINAIRE               United States    Dreamwell Ltd.        76/485573             1/28/2003         Pending
DESIGN ONLY SUN & CLOUDS                United States    Dreamwell Ltd.        76/431933             7/18/2002         Pending
DORM BILT                               United States    Dreamwell Ltd.           573237             4/14/1953         Registered
HIDE-A-MASSAGE                          United States    Dreamwell Ltd.        76/485571             1/28/2003         Pending
LIVINGRIGHT                             United States    Dreamwell Ltd.        76/475024             12/11/2002        Pending
LIVINGRIGHT                             United States    Dreamwell Ltd.        76/474347             12/11/2002        Pending
MAGNA-PEDIC                             United States    Dreamwell Ltd.           970736             10/16/1973        Registered
                                                                                                                       [Renewed
                                                                                                                       6/24/1993]
MOISTUREBAN                             United States    Dreamwell Ltd.        76/424900             6/26/2002         Pending
NOTHING MAKES YOUR DAY LIKE A           United States    Dreamwell Ltd.          1816903             1/18/1994         Registered
BEAUTYREST NIGHT
POWER FLEX                              United States    Dreamwell Ltd.          1817456             1/18/1994         Registered
SIM-FIRM                                United States    Dreamwell Ltd.          2059719             5/6/1997          Registered
SLEEP LOGIC                             United States    Dreamwell Ltd.          2101915             9/30/1997         Registered
SLUMBERLAND                             United States    Dreamwell Ltd.          2091517             8/26/1997         Registered
SLUMBERLAND stylized letters            United States    Dreamwell Ltd.          297,286             9/6/1932          Registered
DEEPSLEEP                               Japan            Dreamwell, Ltd.         2099523             12/19/1988        Registered
MY HEALTH                               Japan            Dreamwell, Ltd.         1661955             2/23/1984         Registered
SIMMONS                                 Japan            Dreamwell, Ltd.         0791538             8/23/1968         Registered

                                                   SCHEDULE 4.7(H) TO PLEDGE AND
                                                              SECURITY AGREEMENT

SIMMONS                                 Japan            Dreamwell, Ltd.       0791700               8/27/1968         Registered
SIMMONS                                 Japan            Dreamwell, Ltd.       0608347               4/8/1963          Registered
S & Design                              Denmark          Simmons Company       2966 VR               10/5/1973         Registered
CONTOUR FLEX                            Mexico           Simmons Company        483566               1/3/1995          Registered
MAXIPEDIC                               Mexico           Simmons Company        524823               6/28/1996         Registered
S                                       Mexico           Simmons Company        490096               4/28/1995         Registered
S SIMMONS                               Mexico           Simmons Company        546998               4/25/1997         Registered
SLUMBER KING                            Mexico           Simmons Company        731736               1/30/2002         Registered

                                                                    SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT

NAME OF GRANTOR                                  COMMERCIAL TORT CLAIMS
---------------                                  ----------------------
    NONE.

                                  SCHEDULE 4.8

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] A [NAME OF STATE OF INCORPORATION] [Corporation] (the "GRANTOR") pursuant to the Pledge and Security Agreement, dated as of December 19, 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among SIMMONS COMPANY (as successor in interest to THL Bedding Company), the other Grantors named therein, and DEUTSCHE BANK AG, NEW YORK BRANCH, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations of such Grantor, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                                      [NAME OF GRANTOR]

                                                      By:_______________________
                                                      Name:
                                                      Title:

                                    Exhibit A

PLEDGE AND SECURITY AGREEMENT                                         EXECUTION
443475-New York Server 5A